         Investment Company Act File No. 811-09102

         iShares, Inc.
         (The "Company")

         iShares MSCI Index Funds

         Statement of Additional Information


         Dated January 1, 2003
         (as revised September 3, 2003)

iShares MSCI Index Funds

iShares MSCI Australia Index Fund             iShares MSCI Malaysia Index Fund
iShares MSCI Austria Index Fund               iShares MSCI Mexico Index Fund
iShares MSCI Belgium Index Fund               iShares MSCI Netherlands Index Fund
iShares MSCI Brazil Index Fund                iShares MSCI Pacific ex-Japan Index Fund
iShares MSCI Canada Index Fund                iShares MSCI Singapore Index Fund
iShares MSCI Emerging Markets Index Fund      iShares MSCI South Africa Index Fund
iShares MSCI EMU Index Fund                   iShares MSCI South Korea Index Fund
iShares MSCI France Index Fund                iShares MSCI Spain Index Fund
iShares MSCI Germany Index Fund               iShares MSCI Sweden Index Fund
iShares MSCI Hong Kong Index Fund             iShares MSCI Switzerland Index Fund
iShares MSCI Italy Index Fund                 iShares MSCI Taiwan Index Fund
iShares MSCI Japan Index Fund                 iShares MSCI United Kingdom Index Fund

This Statement of Additional Information ("SAI") provides information about iShares, Inc. (the "Company") and its iShares MSCI Index Funds ("Funds"). This information is in addition to the information contained in the Company's Prospectus dated January 1, 2003 (as revised July 25, 2003).

This SAI is not a prospectus. It should be read in conjunction with the Prospectus and the Company's Annual Report for the fiscal year ended August 31, 2002. The financial statements and notes contained in the Annual Report are incorporated by reference into this SAI. Copies of the Company's Prospectus and Annual Report may be obtained free of charge by telephoning 1-800-iShares (1-800-474-2737) or visiting our website at www.iShares.com.

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                                TABLE OF CONTENTS
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GENERAL INFORMATION .........................................................1
INVESTMENT STRATEGIES AND RISKS .............................................1
     Exchange Listing and Trading ...........................................1
     Lending Portfolio Securities ...........................................2
     Repurchase Agreements ..................................................3
     Currency Transactions ..................................................3
     Money Market Instruments ...............................................4
     Futures Contracts and Options ..........................................4
         Futures Transactions ...............................................5
         Restrictions on the Use of Futures Contracts and
             Options on Future Contracts ....................................5
         Federal Tax Treatment of Futures Contracts .........................6
         Future Developments ................................................6
     Swap Agreements ........................................................6
     Non-U.S. Equity Portfolios .............................................6
     Foreign Securities .....................................................7
     Investment Companies, REITs ............................................7
     Concentrations and Lack of Diversification of Certain Funds ............7
     Investments in Subject Equity Markets ..................................7
     Regional and Country-Specific Economic Considerations ..................8
PROXY VOTING POLICY ........................................................26
MSCI INDICES ...............................................................26
INVESTMENT LIMITATIONS .....................................................29
MANAGEMENT OF THE COMPANY ..................................................32
     Directors and Officers of the Company .................................32
     Renumeration of Directors and Officers ................................35
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ........................35
INVESTMENT ADVISORY MANAGEMENT, ADMINISTRATIVE
     AND DISTRIBUTION SERVICES .............................................43
     Investment Advisor ....................................................43
     Code of Ethics ........................................................46
     Administrator .........................................................46
     Sub-Administrator .....................................................47
     Distributor ...........................................................47
BROKERAGE ALLOCATION .......................................................50
SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS ...........................51
ADDITIONAL INFORMATION CONCERNING iSHARES ..................................51
     Capital Stock .........................................................51
     Termination of the Company or a Fund ..................................52
     Book Entry Only System ................................................52
PURCHASE AND REDEMPTION OF iSHARES .........................................53
     Creation Units ........................................................54
     Purchase and Issuance of iShares in Creation Units ....................54
     Redemption of iShares in Creation Units ...............................58
     Determining Net Asset Value ...........................................61
     Continuous Offering ...................................................62
TAXES ......................................................................63
PERFORMANCE INFORMATION ....................................................64
COUNSEL AND INDEPENDENT AUDITORS ...........................................69
     Counsel ...............................................................69
     Independent Auditors ..................................................69
FINANCIAL STATEMENTS .......................................................69
APPENDIX A ................................................................A-1

The information contained herein regarding Morgan Stanley Capital International Inc. ("MSCI"), the MSCI Indices, local securities markets and The Depository Trust Company ("DTC") was obtained from publicly available sources.

MSCI is a company jointly owned by Morgan Stanley Dean Witter & Co. ("MSDW"), an international investment banking, asset management and brokerage firm and The Capital Group Companies, Inc. ("Capital"), an international investment management company that is not affiliated with MSDW. MSCI is the owner of the MSCI Indices and has full responsibility for the design, maintenance, production and distribution of the Indices, including additions and deletions of constituents within the Indices.

iShares are not sponsored, endorsed, or promoted by MSCI or any affiliates of MSCI. Neither MSCI or any of its affiliates nor any other party involved in making or compiling any MSCI Index makes any representation or warranty, express or implied, to the owners of the iShares of any Fund or any member of the public regarding the advisability of investing in securities generally, or in the iShares of any Fund particularly, or the ability of the indices identified herein to track general stock market performance. MSCI has no obligation to take the needs of the issuer of the iShares of any Fund or the owners of the iShares of any Fund into consideration in determining, composing, calculating or disseminating the respective MSCI Indices. Neither MSCI nor any of its affiliates nor any other party involved in making or compiling the MSCI Index is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the iShares of any Fund to be issued or in the determination or calculation of the equation by which the iShares of any Fund are redeemable. Neither MSCI nor any of its affiliates nor any other party involved in making or compiling any MSCI Index has any obligation or liability to owners of the iShares of any Fund in connection with the administration, marketing or trading of the iShares of any Fund.

Although MSCI shall obtain information for inclusion in or for use in the calculation of the MSCI Indexes from sources which MSCI considers reliable, neither MSCI nor any other party involved in making or compiling any MSCI Index guarantees the accuracy and/or the completeness of the Indexes or any data obtained included therein in connection with the rights licensed hereunder or for any other use. Neither MSCI, any of its affiliates nor any other party involved in making or compiling any MSCI Index shall have any liability for any errors, omissions or interruptions of or in connection with the indexes or any data included therein. Neither MSCI or any of its affiliates nor any other party involved in making or compiling any MSCI Index makes any express or implied warranties, and MSCI hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall MSCI any affiliates or any other party involved in making or compiling any MSCI Index have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Unless otherwise specified, all references in this SAI to "dollars," "USD," "US$" or "$" are to United States Dollars, all references to "AUD," or "A$" are to Australian Dollars, all references to "ATS" are to Austrian Schillings, all references to "BEF" are to Belgian Francs, all references to "BRL" are to Brazilian Reals, all references to "CAD" or "CA$" are to Canadian Dollars, all references to "EUR" are to Euros, all references to "FRF" or "FF" are to French Francs, all references to "DEM" or "DM" are to the German Deutsche Mark, all references to "HKD" or "HK$" are to Hong Kong Dollars, all references to "ITL" or "LL" are to Italian Lira, all references to "JPY" or "Y" are to Japanese Yen, all references to "KRW" are to Korean Wons, all references to "MYR" are to Malaysian Ringgits, all references to "MXN" are to Mexican Pesos, all references to "NLG" are to Netherlands Guilders, all references to "SGD" are to Singapore Dollars, all references to "ESP" are to Spanish Pesetas, all references to "SEK" are to Swedish Krona, all references to "CHF" are to Swiss Francs, all references to "TWD" are to New Taiwan Dollars, all references to "GBP," "(pound)" or "L" are to British Pounds Sterling and all references to "ZAR" are to South African Rand. On October 31, 2002, the 4:00 p.m. buying rates in New York City for cable transfers payable in the applicable currency, as certified for customs purposes by the Federal Reserve Bank of New York, were as follows for each US$1.00: AUD 1.77, ATS 13.42, BEF 39.34, BRL 3.72, CAD 1.55, EUR 0.98, FRF 6.40, DEM 1.91, HKD 7.79, ITL 1,888.12,
JPY 120.71, KRW 1,201.00, MYR 3.79, MXN 10.18, NLG 2.15, NZD 1.94, SGD 1.75, ESP
102.25, SEK 8.87, CHF 1.43, TWD 34.61, GBP 0.62 and ZAR 8.53. Some numbers in this SAI have been rounded. All U.S. Dollar equivalents provided in this SAI are calculated at the exchange rate prevailing on the date to which the corresponding foreign currency amount refers.

GENERAL INFORMATION

iShares, Inc. (the "Company") was organized as a Maryland corporation on August 31, 1994, and is an open-end management investment company currently operating 24 separate investment portfolios or "Funds." The following seventeen Funds commenced operations on March 6, 1996: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund and the iShares MSCI United Kingdom Index Fund. The iShares MSCI Brazil Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares South Africa Index Fund, the iShares MSCI South Korea Index Fund and the iShares MSCI Taiwan Index Fund commenced operations on July 11, 2000, April 7, 2003, July
26, 2000, October 26, 2001, February 7, 2003, May 10, 2000, June 21, 2000,
respectively. Each of the Funds offered hereby is classified as a "non-diversified" investment company under the Investment Company Act of 1940. The Board of Directors of the Company may authorize additional Funds in the future.

INVESTMENT STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Exchange Listing and Trading. The iShares of each Fund are listed for trading on the AMEX (the "Listing Exchange"). Certain Funds also trade on certain other national securities exchanges and foreign exchanges. The AMEX has approved modifications to its Rules to permit the listing of iShares of the Index Series that have commenced operations. iShares, which are non-redeemable, trade on the AMEX at prices that may differ to some degree from their net asset value. See "Special Considerations and Risks" and "Determining Net Asset Value". There can be no assurance that the requirements of the AMEX necessary to maintain the listing of iShares of any Fund will continue to be met. The AMEX may remove the iShares of a Fund from listing if (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than 50 beneficial holders of the iShares for 30 or more consecutive trading days, (2) the value of the underlying index or portfolio of securities on which that Fund is based is no longer calculated or available or (3) any other event shall occur or condition exist that, in the opinion of the AMEX, makes further dealings on the AMEX inadvisable. In addition, the AMEX will remove the shares from listing and trading upon termination of the Company.

iShares of certain of the Company's Funds may be traded on U.S. national securities exchanges other than the AMEX from time to time. In addition, the iShares MSCI Malaysia Index Fund, iShares MSCI Singapore Index Fund, iShares MSCI South Korea Index Fund, and the iShares MSCI Taiwan Index Fund are traded on certain foreign exchanges.

As in the case of other stocks traded on the AMEX, the brokers' commission on transactions generally will be based on negotiated commission rates at customary levels for retail customers and rates which range between $0.015 to $0.12 per share for institutions and high net worth individuals.

In order to provide current iShares pricing information, the AMEX disseminates through the facilities of the Consolidated Tape Association an updated "indicative optimized portfolio value" ("IOPV") for each Fund as calculated by Bloomberg, L.P ("Bloomberg"). The Company is not involved in or responsible for any aspect of the calculation or dissemination of the IOPVs, and makes no warranty as to the accuracy of the IOPVs. IOPVs are disseminated on a per Fund basis every 15 seconds during regular AMEX trading hours of 9:30 a.m. to 4:00 p.m. Eastern time.

The IOPV has an equity securities value component and a cash component. The equity securities values included in the IOPV are the values of the Deposit Securities for each Fund. While the IOPV reflects the current market value of the Deposit Securities required to be deposited in connection with the purchase of a Creation Unit of iShares, it does not necessarily reflect the precise composition of the current portfolio of securities held by the Company for each Fund at a particular point in time, because the current portfolio of a Fund may include securities that are not a part of the current Deposit Securities. Therefore, the IOPV on a per Fund basis disseminated during AMEX trading hours should not be viewed as a real time update of the net asset value per share of the Company, which is calculated only once a day. It is possible that the value of the portfolio of securities held by the Company for a particular Fund may diverge from the applicable IOPV during any trading day. In such a case, the IOPV would not precisely reflect the value of a Fund's portfolio. In addition, the foreign exchange rate used by the Company in computing net asset value of a Fund may differ materially from that used by Bloomberg. See "Determining Net Asset Value" below.

The equity securities included in the IOPV reflect the same market capitalization weighting as the Deposit Securities of the particular Fund. In addition to the equity component described in the preceding paragraph, the IOPV for each Fund includes a cash component consisting of estimated accrued dividend and other income, less expenses. Each IOPV also reflects changes in currency exchange rates between the U.S. dollar and the applicable home foreign currency. For the iShares MSCI Australia, Hong Kong, Japan, Malaysia, Pacific ex-Japan, Singapore, South Korea and Taiwan Index Funds, there is no overlap in trading hours between the foreign market and the AMEX. Therefore, for each of these Funds, Bloomberg utilizes closing prices (in applicable foreign currency prices) in the foreign market for securities in the Fund's portfolio, and converts the price to U.S. dollars. This value is updated every 15 seconds during AMEX trading hours to reflect changes in currency exchange rates between the U.S. dollar and the applicable foreign currency. For Funds which have trading hours overlapping regular AMEX trading hours, Bloomberg updates the applicable IOPV every 15 seconds to reflect price changes in the principal foreign market, and converts those prices into U.S. dollars based on the current currency exchange rate. When the foreign market is closed but the AMEX is open, the IOPV is updated every 15 seconds to reflect changes in currency exchange rates after the foreign market closes.

Lending Portfolio Securities. The Company may lend portfolio securities to brokers, dealers and other financial institutions needing to borrow securities to complete transactions and for other purposes. Because the cash government securities or other assets that are pledged as collateral to the Company in connection with these loans generate income, securities lending enables a Fund to earn additional income that may partially offset the expenses of such Fund, and thereby reduce the effect that expenses have on such Fund's ability to provide investment results that substantially correspond to the price and yield performance of its respective MSCI Index. These loans may not exceed 33 1/3% of a Fund's total assets. The documentation for these loans generally provides that the Fund will receive collateral equal to at least 105% of the current market value of the loaned securities, and such collateral will be periodically marked to market in accordance with procedures approved by the Board, as marked to market each day, the collateral may consist of cash government securities or other assets permitted by applicable regulations and interpretations.

A Fund pays reasonable administrative and custodial fees in connection with the loan of securities. Barclays Global Investors, N.A. ("BGI") has been granted an exemptive order (the "Order") that permits BGI to serve as the Company's securities lending agent. The Board of Directors of the Company has approved the selection of BGI as securities lending agent subject to the conditions described in the Order. As such, BGI will share with the respective Funds any net income earned on loans of portfolio securities. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the relevant fund.

The Company will comply with the conditions for lending established by the SEC staff. The SEC staff currently requires that the following conditions be met whenever portfolio securities are loaned: (1) the Fund must receive at least 100% collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities lent rises above the level of the collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees in connection with the loan and will pay no finder's fees; and (6) while voting rights on the loaned securities may pass to the borrower, the Company, acting under the supervision of its Board of Directors must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs. Although each Fund will receive collateral in connection with all loans of portfolio securities, and such collateral will be marked to market, the Fund will be exposed to the risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Company). In addition, each Fund bears the risk of loss of any cash collateral that it invests in short-term investments.

Collateral from securities loaned to a borrower may be invested in high-quality money market instruments and other investment companies (including money market mutual funds advised by BGFA or otherwise affiliated with the Funds). The money-market instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's Investors Service, Inc. ("Moody's") or "A-1+" or "A-1" by Standard & Poor's Rating Services, a division of the McGraw-Hill Companies, Inc. ("S&P") or, if unrated, of comparable quality as determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Investments of collateral from securities loaned to borrowers will not be counted in determining compliance with the investment strategies described herein under "Investment Strategies and Risks."

Repurchase Agreements. Each Fund may invest in repurchase agreements with commercial banks, brokers or dealers to generate income from its excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a seller, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Company's custodian bank until repurchased. In addition, the Company's Board of Directors monitors the Company's repurchase agreement transactions. The Advisor has established guidelines and standards for review of the creditworthiness of any bank, broker or dealer counterparty to a repurchase agreement with a Fund. No more than an aggregate of 15% of the Fund's net assets will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale, or for which there are no readily available market quotations. The Funds will use their cash to enter into repurchase agreements only with registered securities dealers and Federal Reserve Member banks with minimum assets of at least $50 million that have met additional quantitative and qualitative standards set by Barclays Global Investors' Group Credit and Market Risk Group.

The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Company may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of the Fund and therefore the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Company's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

Currency Transactions. The investment policy of each Fund is to remain as fully invested as practicable in the equity securities of the relevant market. Hence, no Fund expects to engage in currency transactions for the purpose of hedging against declines in the value of the Fund's currency. A Fund may enter into foreign currency forward and foreign currency futures contracts to facilitate local securities settlement or to protect against currency exposure in connection with its distributions to shareholders, but may not enter into such contracts for speculative purposes or as a way of protecting against anticipated adverse changes in exchange rates between foreign currencies and the U.S. dollar.

A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency futures contract is a contract involving an obligation to deliver or acquire the specified amount of currency at a specified price at a specified future time. Futures contracts may be settled on a net cash payment basis rather than by the sale and delivery of the underlying currency.

Foreign exchange transactions involve a significant degree of risk and the markets in which foreign exchange transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign exchange trading risks include, but are not limited to, exchange rate risk, maturity gaps, interest rate risk and potential interference by foreign governments through regulation of local exchange markets, foreign investment, or particular transactions in foreign currency. If the Advisor utilizes foreign exchange transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign exchange transactions may not serve their intended purpose of improving the correlation of a Fund's return with the performance of the corresponding MSCI Index and may lower the Fund's return. The Fund could experience losses if the values of its currency forwards, options and futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, each Fund will incur transaction costs, including trading commissions, in connection with certain of its foreign currency transactions.

Money Market Instruments. The Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which the Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit
("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality is determined by BGFA; and (iv) repurchase agreements. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

BGFA received an exemptive order from the SEC which permits the funds it manages, including the funds of the Trust, to invest in shares of money market funds affiliated with BGFA. Pursuant to this order, the funds are permitted to invest in shares of money market funds affiliated with BGFA for cash management purposes.

Futures Contracts and Options. Each Fund may utilize futures contracts and options to the extent described in the Prospectus. Futures contracts generally provide for the future sale by one party and purchase by another party of a specified commodity at a specified future time and at a specified price. Stock index futures contracts are settled by the payment by one party to the other of a cash amount based on the difference between the level of the stock index specified in the contract and at maturity of the contract. Futures contracts are standardized as to maturity date and underlying commodity and are traded on futures exchanges. At the present time, there are no liquid futures contracts traded on most of the benchmark indices of the Funds. In such circumstances a Fund may use futures contracts, and options on futures contracts, based on other local market indices or may utilize futures contracts, and options on such contracts, on other indices or combinations of indices that the Advisor believes to be representative of the relevant benchmark index.

Although futures contracts (other than cash settled futures contracts including most stock index futures contracts) by their terms call for actual delivery or acceptance of the underlying commodity, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously "purchased") in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract position is opened or closed.

Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying commodity or payment of the cash settlement amount) if it is not terminated prior to the specified delivery date. Relatively low initial margin requirements are established by the futures exchanges and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold on margin deposits which may range upward from less than 5% of the value of the contract being traded.

After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker for as long as the contract remains open. The Company expects to earn interest income on its margin deposits.

Each Fund may use futures contracts and options thereon, together with positions in cash and short-term investments, to simulate full investment in the underlying index. As noted above, liquid futures contracts are not currently available for the benchmark indices of many Funds. In addition, the Company is not permitted to utilize certain stock index futures under applicable law. Under such circumstances, the Advisor may seek to utilize other instruments that it believes to be correlated to the underlying index.

Since there are very few futures traded on the MSCI Indices, a Fund may need to utilize other futures contracts or combinations thereof to simulate the performance of its benchmark MSCI Index. This process may magnify the "tracking error" of a Fund's performance compared to that of its benchmark MSCI Index, due to the lower correlation of the selected futures with its benchmark MSCI Index. The investment advisor will attempt to reduce this tracking error by using futures contracts whose behavior is expected to represent the market performance of the Fund's underlying securities, although there can be no assurance that these selected futures will in fact correlate with the performance of its benchmark MSCI Index.

Futures Transactions. Positions in futures contracts and options thereon may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time. Thus, it may not be possible to close a futures or options position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds.

A Fund will minimize the risk that it will be unable to close out a futures or options contract by only entering into futures and options for which there appears to be a liquid secondary market.

The risk of loss in trading futures contracts in some strategies is potentially unlimited, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of a futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, entering into long or short futures positions may result in losses well in excess of the amount initially paid. However, given the limited purposes for which futures contracts are used, and the fact that steps will be taken to eliminate the leverage of any futures positions, a Fund would presumably have sustained comparable losses if, instead of the futures contracts, it had invested in the underlying financial instrument and sold it after the decline.

Utilization of futures transactions by a Fund involves the risk of imperfect or no correlation to the benchmark index where the index underlying the futures contracts being used differs from the benchmark index. There is also the risk of loss by the Company of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in the futures contract or related option.

Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. A Fund will not enter into futures contract transactions for purposes other than hedging to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of a Fund's total assets. Assets committed to initial margin deposits for futures and options on futures are held in a segregated account at the Company's custodian bank. Each Fund will take steps to prevent its futures positions from "leveraging" its portfolio. When it has a long futures position, it will maintain in a segregated account with its custodian bank, cash or high quality debt securities having a value equal to the purchase price of the contract (less any margin deposited in connection with the position). When it has a short futures position, it will maintain in a segregated account with its custodian bank assets substantially identical to those underlying the contract or cash and high quality debt securities (or a combination of the foregoing) having a value equal to its obligations under the contract (less the value of any margin deposits in connection with the position).

Federal Tax Treatment of Futures Contracts. Each Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to the futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which hedge against a change in the value of securities held by a Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore will be qualifying income for purposes of the 90% requirement.

Each Fund distributes to shareholders annually any net capital gains which have been recognized for federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

Future Developments. Each Fund may take advantage of opportunities in the area of options, and futures contracts, options on futures contracts, warrants, swaps and any other investments which are not presently contemplated for use by such Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with a Fund's investment objective and legally permissible for the Fund. Before entering into such transactions or making any such investment, the Fund will provide appropriate disclosure.

Swap Agreements. Each Fund may utilize swap agreements to the extent described in the Prospectus. Swap agreements are contracts between parties in which one party agrees to make payments to the other party based on the change in market value or level of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations thereunder, each Fund seeks to reduce this risk by entering into agreements that involve payments no less frequently than quarterly. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or high quality debt securities having an aggregate value at least equal to the accrued excess is maintained in a segregated account at the Company's custodian bank.

Non-U.S. Equity Portfolios. An investment in iShares involves risks similar to those of investing in a broad-based portfolio of equity securities traded on exchanges in the respective countries covered by the individual Fund. These risks include market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in stock prices. Investing in securities issued by companies domiciled in countries other than the domicile of the investor and denominated in currencies other than an investor's local currency entails certain considerations and risks not typically encountered by the investor in making investments in its home country and in that country's currency. These considerations include favorable or unfavorable changes in interest rates, currency exchange rates, exchange control regulations and the costs that may be incurred in connection with conversions between various currencies. Investing in a Fund whose portfolio contains non-U.S. issuers involves certain risks and considerations not typically associated with investing in the securities of U.S. issuers. These risks include generally less liquid and less efficient securities markets; generally greater price volatility; less publicly available information about issuers; the imposition of withholding or other taxes; the imposition of restrictions on the expatriation of funds or other assets of a Fund; higher transaction and custody costs; delays and risks attendant in settlement procedures; difficulties in enforcing contractual obligations; lesser liquidity and significantly smaller market capitalization of most non-U.S. securities markets; different accounting and disclosure standards; lesser levels of regulation of the securities markets; more substantial government interference with the economy; higher rates of inflation; greater social, economic, and political uncertainty; and the risk of nationalization or expropriation of assets and risk of war.

Foreign Securities. Each Fund may purchase publicly traded common stocks of foreign corporations. Each Fund's investment in common stock of foreign corporations may also be in the form of foreign securities such as American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs"). ADRs and GDRs are receipts, typically issued by a bank or trust company, which evidence ownership of underlying securities issued by a foreign corporation.

Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions of the flow of international capital. Foreign companies may be subject to less governmental regulation than U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

Investment Companies, REITs. Each Fund may invest in the securities of other investment companies (including shares of money market funds) and real estate investment trusts to the extent allowed by law. Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. The iShares MSCI Emerging Markets Index Fund, in order to improve its portfolio liquidity and its ability to track the MSCI Emerging Markets Free Index, may invest up to 10% of its assets in shares of other iShares Funds that invest in securities in the MSCI Emerging Markets Free Index. BGFA will not charge advisory fees on that portion of the iShares MSCI Emerging Market Index Fund's assets invested in shares of other iShares Funds. Notwithstanding the foregoing, each Fund (other than the iShares MSCI Emerging Markets Index Fund) currently intends to limit its investment in other investment companies and pooled investment vehicles to not more than 5% of its assets.

Concentrations and Lack of Diversification of Certain Funds. Each Fund is classified as "non-diversified" for purposes of the Investment Company Act of 1940, which means that it is not limited by that Act with regard to the portion of its assets that may be invested in the securities of a single issuer. Information about large holdings in single issuers is included in the description of each Fund. In addition, a number of Funds concentrate their investments in particular industries as noted in the descriptions of each Fund. Each Fund, however, intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a "regulated investment company" for purposes of the U.S. Internal Revenue Code, to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the U.S. Internal Revenue Code severely limits the investment flexibility of certain Funds and makes it less likely that such Funds will meet their investment objectives.

The stocks of one or more particular issuers, or of issuers in particular industries, may dominate the benchmark index of a Fund and, consequently, the investment portfolio of a Fund. This may adversely affect the performance of a Fund or subject it to greater price volatility than that experienced by more diversified investment companies. The iShares of a Fund may be more susceptible to any single economic, political or regulatory occurrence than the portfolio securities of an investment company that is more broadly invested in the equity securities of the relevant market.

Investments in Subject Equity Markets. Brief descriptions of the equity markets in which the respective Fund are invested are provided below.

Country Specific Information

The Australian Equity Markets

General Background. Trading shares has taken place in Australia since 1828, but did not become significant until the latter half of the nineteenth century when there was strong demand for equity capital to support the growth of mining activities. A stock market was first formed in Melbourne in 1865. In 1885, the Melbourne market became The Stock Exchange of Melbourne, in which form it has remained until recently. Other stock exchanges were also established in Sydney
(1871), Brisbane (1884), Adelaide (1887), Hobart (1891) and Perth (1891). In
1937, the six capital city stock exchanges established the Australian Associated Stock Exchanges (AASE) to represent them at a national level. In 1987, the regional exchanges merged to create the single entity - The Australian Stock Exchange (ASX). Trading is done via a computer link-up called "SEATS." SEATS enables all exchanges to quote uniform prices. All the exchanges are members of the ASX and are subject to the Securities Industry Act, which regulates the major aspects of stock exchange operations. Although there are stock exchanges in all six states, the Melbourne and Sydney Stock Exchanges are the major centers, covering 90% of all trades.

Reporting, Accounting and Auditing. Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Australian equity markets was approximately US$ 345.3 billion as of September 30, 2002.

Chief Industries. Australia's chief industries are mining, industrial and transportation equipment, food processing, chemicals, and steel.

Chief Imports. Australia's chief imports consist of machinery and transport equipment, computers and office machines, telecommunication equipment and parts, crude oil, and petroleum products.

Chief Exports. Australia's chief exports consist of coal, gold, meat, wool, alumina, iron ore, wheat, machinery, and transport equipment.

Gross Domestic Product ("GDP"). Australia's GDP annual percent change was 4.0% for the year ended September 30, 2002.

Consumer Price Inflation ("CPI"). Australia's CPI annual percent change was 2.8% for the year ended September 30, 2002.

Unemployment Rate. Australia's unemployment rate was 6.3% for the year ended September 30, 2002.

The Austrian Equity Markets

General Background. Relative to international standards, the Vienna stock market is small in terms of total capitalization and yearly turnover. The Vienna Stock Exchange (VSE) is one of the oldest in the world and was founded in 1771 as a state institution to provide a market for state-issued bonds, as well as for exchange transactions. The Stock Exchange Act of 1875 (the "Act") established the VSE as an autonomous institution. The Act is still in force, placing control and administration of the exchange in the hands of the Borsekammer (Board of Governors), chosen from among the members of the exchange. The Borsekammer consists of 25 individuals with the title of Borserat (stock exchange councillor). Some are elected by members and some are designated by organizations of the securities industry for a period of five years. The councillors must be members of the exchange and they elect from amongst themselves a President and three Vice Presidents. Shares account for about 80% and investment fund certificates for about 20% of total listed securities on the VSE. Business of the exchange can be transacted only by members. Almost all the credit institutions in Vienna, some in the Austrian provinces and the joint stock banks are represented on the stock exchange, as well as the private banks, savings banks and other credit institutions. Certain securities which do not have an official listing may be dealt in on the floor of the stock exchange with permission of the management. This unlisted trading is the main activity of the free brokers (Frei Makeler).

Reporting, Accounting and Auditing. Austrian reporting, accounting and auditing standards differ from U.S. standards. In general, Austrian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Austrian equity markets was approximately US$ 20.0 billion as of September 30, 2002.

Chief Industries. Austria's chief industries are construction, machinery, vehicles and parts, food, chemicals, lumber and wood processing, paper and paperboard, communications equipment, and tourism.

Chief Imports. Austria's chief imports consist of machinery and equipment, motor vehicles, chemicals, metal goods, oil and oil products, and foodstuffs.

Chief Exports. Austria's chief exports consist of machinery and equipment, motor vehicles and parts, paper and paperboard, metal goods, chemicals, iron and steel, textiles, and foodstuffs.

Gross Domestic Product ("GDP"). Austria's GDP annual percent change was 0.9% for the year ended September 30, 2002.

Consumer Price Inflation ("CPI"). Austria's CPI annual percent change was 1.8% for the year ended September 30, 2002.

Unemployment Rate. Austria's unemployment rate was 4.3% for the year ended September 30, 2002.

The Belgian Equity Markets

General Background. The Brussels Stock Exchange (BSE) was founded by Napoleonic decree in 1801. Since January 1, 1991 the BSE has been officially organized as the "Societe de la Bourse de Valeurs Mobileres de Bruxelles" (SBVM) the shareholders of which are Belgian securities houses. The law of December 4, 1990 on financial operations and markets terminated the monopoly of the individual brokers. Now only securities houses are allowed to carry out stock exchange orders. Brokers, banks, brokerage firms and insurance companies can participate in the capital of a securities house. Its management is composed of a majority of qualified people bearing the title of stockbroker. The Banking and Finance Commission was granted the power to approve securities houses by this law. The Board of Directors of the SBVM, the Stock Exchange Committee organizes and supervises the different markets and ensures market transparency. The Stock Exchange Committee also admits or dismisses brokerage firms and ensures compliance with all regulations. The Stock Exchange Committee is also in charge of the admission to listing and suspension of listing. On the Brussels Stock Exchange equities are traded on three different markets: the Official Market, which includes a Cash and a Forward Market, the Second Market and an "Over the Counter Market."

Reporting, Accounting and Auditing. Belgian reporting, accounting and auditing standards differ substantially from U.S. standards. In general Belgian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Belgian equity markets was approximately US$ 112.6 billion as of September 30, 2002.

Chief Industries. Belgium's chief industries are engineering and metal products, motor vehicle assembly, processed food and beverages, chemicals, basic metals, textiles, glass, petroleum, and coal.

Chief Imports. Belgium's chief imports consist of machinery and equipment, chemicals, metals and metal products.

Chief Exports. Belgium's chief exports consist of machinery and equipment, chemicals, diamonds, and metals and metal products.

Gross Domestic Product. Belgium's GDP annual percent change was 0.6% for the year ended September 30, 2002.

Consumer Price Inflation. Belgium's CPI annual percent change was 1.6% for the year ended September 30, 2002.

Unemployment Rate. Belgium's unemployment rate was 6.9% for the year ended September 30, 2002.

The Brazilian Equity Markets

General Background. There are nine stock exchanges in Brazil. The Rio de Janeiro exchange, or BVRJ (Bolsa de Valores de Rio de Janeiro) is the oldest, but is overshadowed by the Sao Paulo exchange, called BOVESPA (Bolsa de Valores de Sao Paulo), which is the largest and accounts for about 90% of trading activity. The over-the-counter market (Mercado de Balcao) trades non-listed equities. Government securities, corporate bonds, and money market instruments are traded on the open market. The Bolsa Mercdorias e de Futuros (BM&F), in Sao Paulo, is Brazil's futures exchange. It is the third largest derivatives exchange in the world in contract volume. Options on the futures also are traded, but are less liquid. BM&F is the clearinghouse for all transactions. The financial market is regulated by three main bodies: the National Monetary Council, or CMN (Conselho Monetario Nacional); the Central Bank (Banco Central do Brasil), and the Securities Commission, or CVM (Comissao de Valores Mobiliarios).

Reporting, Accounting and Auditing. Brazilian reporting, auditing and accounting standards differ from U.S. standards. In general, Brazilian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Brazilian equity markets was approximately US$ 91.7 billion as of September 30, 2002.

Chief Industries. Brazil's chief industries are textiles, shoes, chemicals, cement, lumber, iron ore, tin, steel, aircraft, motor vehicles and parts, other machinery, and equipment.

Chief Imports. Brazil's chief imports consist of machinery and equipment, chemical products, oil, electricity, autos, and auto parts.

Chief Exports. Brazil's chief exports consist of manufactures, iron ore, soybeans, footwear, coffee, and autos.

Gross Domestic Product. Brazil's GDP annual percent change was 1.5% for the year ended September 30, 2002.

Consumer Price Inflation. Brazil's CPI annual percent change was 6.5% for the year ended September 30, 2002.

Unemployment Rate. Brazil's unemployment rate 7.4% for the year ended September 30, 2002.

The Canadian Equity Markets

General Background. The first Canadian stock exchange appeared in the 1870s. Today, Canada is the world's fourth largest public equity market by trading volume and the fifth largest by market capitalization. There are five stock exchanges across Canada, located in Toronto, Montreal, Vancouver, Calgary and Winnipeg. Of these, the Toronto Stock Exchange is the largest, accounting for almost 80% of Canadian trading volumes. Measured by the value of shares traded, the Toronto Stock Exchange is the second largest organized securities exchange in North America and among the ten largest in the world.

Reporting, Accounting and Auditing. According to the SEC in one of the proposing releases relating to the Multijurisdictional Disclosure System, Canadian reporting, accounting and auditing practices are closer to U.S. standards than those of any other foreign jurisdiction. Every issuer that qualifies an offering of securities for distribution in Canada becomes subject to periodic disclosure requirements. Authoritative accounting and auditing standards, which are uniform across Canada, are developed by a national body, the Canadian Institute of Chartered Accountants ("CICA"). Although promulgated auditing standards in Canada differ from U.S. standards in some respects, generally accepted practices in Canada routinely encompass all significant auditing procedures required by U.S. standards. Further, CICA periodically evaluates new auditing standards adopted by the American Institute of Certified Public Accountants, CICA's U.S. counterpart, to determine whether similar guidelines may be appropriate for Canadian auditors. Canadian GAAP are similar to their U.S. counterparts, although there are some differences in measurement and disclosure.

Size of Equity Markets. The total market capitalization of the Canadian markets was approximately US$ 522.2 billion as of September 30, 2002.

Chief Industries. Canada's chief industries are transportation equipment, chemicals, processed and unprocessed minerals, food products; wood and paper products; fish products, petroleum, and natural gas.

Chief Imports. Canada's chief imports consist of machinery and equipment, motor vehicles and parts, crude oil, chemicals, electricity, and durable consumer goods.

Chief Exports. Canada's chief exports consist of motor vehicles and parts, industrial machinery, aircraft, telecommunications equipment; chemicals, plastics, fertilizers; wood pulp, timber, crude petroleum, natural gas, electricity, and aluminum.

Gross Domestic Product. Canada's GDP annual percent change was 3.4% for the year ended September 30, 2002.

Consumer Price Inflation. Canada's CPI annual percent change was 1.8% for the year ended September 30, 2002.

Unemployment Rate. Canada's unemployment rate was 7.6% for the year ended September 30, 2002.

Emerging Countries Markets

The iShares MSCI Emerging Markets Index Fund invests in equity securities from the following 26 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. Currently Korea, South Africa, Taiwan, Mexico and Brazil are the largest countries, in terms of capitalization weight in the Index. The equity markets for Korea, South Africa, Taiwan, Mexico and Brazil are described herein.

The EMU Equity Markets

The EMU equity markets are comprised of the equity markets from the following twelve countries, which are participating in the European Economic and Monetary Union, or "EMU": Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain. The MSCI EMU Index is currently comprised of companies from eleven of these EMU countries (i.e., all of the EMU countries except Luxembourg).

General Background. Following is a general background description of the equities market of each country included in the MSCI EMU Index for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing Reporting. Accounting and auditing standards in the nations of the EMU differ from U.S. standards. In general, corporations in the EMU do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal and Spain was approximately US$ 2.95 trillion as of September 30, 2002.

Finland. Organized securities trading has existed in Finland since the 1860s, but it was 1912 before a formal exchange, the Helsinki Arvopaperiporssi, was founded. Since then there have been few changes in the rules governing trading in Finland. In October 1984, the management of the stock exchange in Helsinki was vested in a newly formed co-operative. That form of corporation was chosen because Finnish legislation covering cooperatives does not limit the number of members or the amount of capital. As a result, alone among the world's stock exchanges, the Arvopaperiporssi accepts as members all companies listed on its trading board and business organizations in addition to the bankers and brokers. Decision-making and administration with the organization are vested in the annual general meeting of the co-operative, which elects the board of administration and the board of directors to manage the daily running of the exchange.

The OTC List established in 1984 acquired an organized form in September 1985, when the Association of Securities Brokers approved the listing and regulations for the information requirements of listed companies. The brokers and brokerage firms have undertaken to act as market makers. Mainly medium-sized companies are traded on the OTC List. The OTC Market is based on an agreement between a company seeking access to the share market and a brokerage firm; both are subject to certain obligations.

Chief Industries. Finland's chief industries are metal products, electronics, shipbuilding, pulp and paper, copper refining, foodstuffs, chemicals, textiles, and clothing.

Chief Imports. Finland's chief imports consist of foodstuffs, petroleum and petroleum products, chemicals, transport equipment, iron and steel, machinery, textile yarn and fabrics, and grains.

Chief Exports. Finland's chief exports consist of machinery and equipment, chemicals, metals; timber, paper, and pulp.

Gross Domestic Product. Finland's GDP annual percent change was 1.1% for the year ended September 30, 2002.

Consumer Price Inflation. Finland's CPI annual percent change was 2.2% for the year ended September 30, 2002.

Unemployment Rate. Finland's unemployment rate was 9.4% for the year ended September 30, 2002.

Greece. The Athens Stock Exchange (ASE) is a self-managed public institution, regulated by law. It is financed chiefly by annual listing fees paid by both equity and fixed-income issuers. Until 1987, the ASE had a relatively low activity market with occasional peaks. Activity exploded that year, with foreign purchases contributing to a 1,224% rise in traded share value.

Chief Industries. Greece's chief industries are tourism, food and tobacco processing, textiles, chemicals, metal products; mining, and petroleum.

Chief Imports. Greece's chief imports consist of machinery, transport equipment, fuels, and chemicals.

Chief Exports. Greece's chief exports consist of food and beverages, manufactured goods, petroleum products, chemicals, and textiles.

Gross Domestic Product. Greece's GDP annual percent change was 3.7% for the year ended September 30, 2002.

Consumer Price Inflation. Greece's CPI annual percent change was 3.8% for the year ended September 30, 2002.

Unemployment Rate. Greece's unemployment rate was 10.2% for the year ended September 30, 2002.

Ireland. The Irish Stock Exchange, founded in the 18th century, is the second oldest in the world. Previously it operated as part of the International Stock Exchange of the United Kingdom and Republic of Ireland. On December

8, 1995, it split from the U.K. Stock Exchange to form the Irish Stock Exchange
(ISE). The new exchange is committed to maintaining standards equivalent to those of the London Stock Exchange (LSE), subject to adjustments dictated by Irish Law. The ISE will sign a listing protocol with the LSE, under which the ISE will maintain equivalence with the LSE rules. Companies that were listed on both the Dublin and London exchanges may apply for dual primary listing, under which they will be regulated to the same standard by both exchanges. A set of procedures has been agreed with the LSE that will streamline companies' dealing with the two exchanges.

Chief Industries. Ireland's chief industries are food products, brewing, textiles, clothing; chemicals, pharmaceuticals, machinery, transportation equipment, glass and crystal, and software.

Chief Imports. Ireland's chief imports consist of data processing equipment, other machinery and equipment, chemicals, petroleum and petroleum products, textiles, and clothing.

Chief Exports. Ireland's chief exports consist of machinery and equipment, computers, chemicals, pharmaceuticals, live animals, and animal products.

Gross Domestic Product. Ireland's GDP annual percent change was 3.7% for the year ended September 30, 2002.

Consumer Price Inflation. Ireland's CPI annual percent change was 4.4% for the year ended September 30, 2002.

Unemployment Rate. Ireland's unemployment rate was 4.5% for the year ended September 30, 2002.

Portugal. EU membership marked the start of a period that has seen dramatic growth in the scope and activity of the Portuguese stock market. The Lisbon Stock Exchange ("LSE") is divided into three markets, each with specific requirements regarding admission to listing and trading: (1) the official market, which was created on July 23, 1991; (2) the second market, created in January 1992, which is intended for trading securities that do not meet all the requirements for admission to the official market. The main purpose of this market is to allow access to the stock exchange for small and medium-sized companies; and (3) the unofficial market, created on October 22, 1991, is intended for trading securities that do not meet the requirements for the other two markets. Securities can be admitted to this market for a limited period of time.

In 1992, the LSE was privatized. It is now under the management of the Lisbon Stock Exchange Association. Further, the Oporto Derivatives Exchange was established in June 1996, where five futures contracts are traded.

Chief Industries. Portugal's chief industries are textiles and footwear, wood pulp, paper, and cork; metalworking, oil refining, chemicals, fish canning, wine, and tourism.

Chief Imports. Portugal's chief imports consist of machinery and transport equipment, chemicals, petroleum, textiles, and agricultural products.

Chief Exports. Portugal's chief exports consist of clothing and footwear, machinery, chemicals, cork and paper products, and hides.

Gross Domestic Product. Portugal's GDP annual percent change was 0.4% for the year ended September 30, 2002.

Consumer Price Inflation. Portugal's CPI annual percent change was 3.7% for the year ended September 30, 2002.

Unemployment Rate. Portugal's unemployment rate was 4.7% for the year ended September 30, 2002.

The French Equity Markets

General Background. Trading of securities in France is subject to the monopoly of the Societe de Bourse, which replaced the individual agents de change in 1991 in order to increase the cohesion of the French equity market. All purchases or sales of equity securities in listed companies on any one of the French exchanges must be executed through the Societe de Bourse. There are three different markets on which French securities may be listed: (1) the official list (La Cote Officielle), comprised of equity securities of large French and foreign companies and most bond issues;
(2) the second market (Le Second Marche), designed for the trading of equity securities of smaller companies; and (3) the "Hors-Cote" Market. Securities may only be traded on the official list and the second market after they have been admitted for the listing by the Conseil des Bourses de Valeurs (the "CBV"). By contrast, the Hors-Cote Market has no prerequisites to listing, and shares of otherwise unlisted companies may be freely traded there, once they have been introduced on the market by the Societe de Bourse. Although the Hors-Cote Market is frequently referred to as an over-the-counter market, this term is inaccurate in that, like the official list and the second market, it is supervised by Societes des Bourses Francaises and regulated by the CBV.

Although there are seven stock exchanges in France (located in Paris, Bordeaux, Lille, Lyon, Marseille, Nancy and Nantes), the Paris Stock Exchange handles more than 95% of transactions in the country. All bonds and shares, whether listed or unlisted, must be traded on one of the seven exchanges. Trading in most of the Paris exchange-listed stocks takes place through the computer order-driven trading system CAC, launched in 1988. French market capitalization constitutes approximately 30% of the French Gross Domestic Product. Exchange securities are denominated in the Euro. Unless otherwise provided by a double tax treaty, dividends on French shares are subject to a withholding tax of 25%.

Reporting, Accounting and Auditing. Although French reporting, accounting and auditing standards are considered rather rigorous by European standards, they differ from U.S. standards in certain material respects. In general, French corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the French equity markets was approximately US$ 844.4 billion as of September 30, 2002.

Chief Industries. France's chief industries are machinery, chemicals, automobiles, metallurgy, aircraft, electronics, textiles, food processing, and tourism.

Chief Imports. France's chief imports consist of machinery and equipment, vehicles, crude oil, aircraft, plastics, and chemicals.

Chief Exports. France's chief exports consist of machinery and transportation equipment, aircraft, plastics, chemicals, pharmaceutical products, iron and steel, and beverages.

Gross Domestic Product. France's GDP annual percent change was 1.2% for the year ended September 30, 2002.

Consumer Price Inflation. Frances's CPI annual percent change was 1.8% for the year ended September 30, 2002.

Unemployment Rate. France's unemployment rate was 9.0% for the year ended September 30, 2002.

The German Equity Markets

General Background. The history of Frankfurt as a financial center can be traced back to the early Middle Ages. Frankfurt had the right to issue coins as early as 1180; the first exchange office was opened in 1402. Germany has been without a central stock exchange, the position formerly held by the Berlin exchange, since 1945. Today there are eight independent stock exchanges, of which Dusseldorf and Frankfurt account for over three-quarters of the total volume. Frankfurt is the main exchange in Germany. Exchange securities are denominated in the Euro. Equities may be traded in Germany in one of three markets: (I) the official market, comprised of trading in shares which have been formally admitted to official listing by the admissions committee of the relevant stock exchange, based on disclosure in the listing application; (ii) the "semi-official" unlisted market, comprised of trading in shares not in the official listing; and (iii) the unofficial, over-the-counter market, which is governed by the provisions of the Civil Code and the Merchant Code and not by the provisions of any stock exchange. There is no stamp duty in Germany, but a nonresident capital gains tax may apply in certain circumstances.

Reporting, Accounting and Auditing. German reporting, accounting and auditing standards differ substantially from U.S. standards. In general, German corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Germany equity markets was approximately US$ 595.1 billion as of September 30, 2002.

Chief Industries. Germany's chief industries are among the world's largest and most technologically advanced producers of iron, steel, coal, cement, chemicals, machinery, vehicles, machine tools, electronics, food and beverages, shipbuilding, and textiles.

Chief Imports. Germany's chief imports consist of machinery, vehicles, chemicals, foodstuffs, textiles, and metals.

Chief Exports. Germany's chief exports consist of machinery, vehicles, chemicals, metals and manufactures, foodstuffs, and textiles.

Gross Domestic Product. Germany's GDP annual percent change was 0.5% for the year ended September 30, 2002.

Consumer Price Inflation. Germany's CPI annual percent change was 1.4% for the year ended September 30, 2002.

Unemployment Rate. Germany's unemployment rate was 8.3% for the year ended September 30, 2002.

The Hong Kong Equity Markets

General Background. Trading in equity securities in Hong Kong began in 1891 with the formation of the Association of Stockbrokers, which was changed in 1914 to the Hong Kong Stock Exchange. In 1921, a second stock exchange, The Hong Kong Stockbrokers' Association, was established. In 1947, these two exchanges were merged under the name The Hong Kong Stock Exchange Limited. Three additional exchanges, the Far East Exchange Limited (1969), The Kam Ngan Stock Exchange Limited (1971) and The Kowloon Stock Exchange (1972) also commenced trading activities. These four exchanges were unified in 1986 to form The Stock Exchange of Hong Kong Limited (the "SEHK"). The value of the SEHK constitutes more than 100% of Hong Kong's Gross Domestic Product. Trading on the SEHK is conducted in the post trading method, matching buyers and sellers through public outcry. Securities are denominated in the official unit of currency, the Hong Kong Dollar. Foreign investment in Hong Kong is generally unrestricted. All investors are subject to a small stamp duty and a stock exchange levy, but capital gains are tax-exempt.

Reporting, Accounting and Auditing. Hong Kong has significantly upgraded the required presentation of financial information in the past decade. Nevertheless, reporting, accounting and auditing practices remain significantly less rigorous than U.S. standards. In general, Hong Kong corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Hong Kong equity markets was approximately US$ 238.5 billion as of September 30, 2002.

Chief Industries. Hong Kong's chief industries are textiles, clothing, tourism, banking, shipping, electronics, plastics, toys, watches, and clocks.

Chief Imports. Hong Kong's chief imports consist of foodstuffs, transport equipment, raw materials, semi manufactures, petroleum, plastics, machinery, and electrical equipment.

Chief Exports. Hong Kong's chief exports consist of clothing, textiles, footwear, electrical appliances, watches and clocks, toys, plastics, and precious stones.

Gross Domestic Product. Hong Kong's GDP annual percent change was 1.5% for the year ended September 30, 2002.

Consumer Price Inflation. Hong Kong's CPI annual percent change was -3.0% for the year ended September 30, 2002.

Unemployment Rate. Hong Kong's unemployment rate was 7.5% for the year ended September 30, 2002.

The Italian Equity Markets

General Background. The regulatory structure of the Italian Stock Exchange changed radically in February 1997, when the Italian Stock Exchange Council set up a new private company, "Borsa Italiana Spa", which is now responsible for the regulation, promotion and management of the Stock Exchange, the unlisted securities market and the Italian Derivatives Market (IDEM).

In 1991, the Parliament passed legislation creating Societa de intermediazone mobiliare (SIMs). SIMS were created to regulate brokerage activities in the securities market and are allowed to trade on their own and for customers' accounts.

In November 1994, the Italian Derivatives Market (IDEM) started trading its first exchange-listed derivatives product, the Mib 30 index futures contract (Fib 30). In November 1995, the MIB30 Index option (MIBO30) began trading on the IDEM. In February 1996, options were introduced on single stocks, together with the transfer of all shares to a rolling settlement basis. In March 1998, the MIDEX Index contract, the futures contract on the 25 Mid-Cap Stock Index, was launched.

Access to the Italian trading system can be obtained directly through the terminals provided to users or indirectly through users' own front office systems (using Application Programming Interfaces). The latter allows the use of information, analytical and trading functions developed by the users.

Italy has one of the world's largest government securities markets. At the end of 1998, issues of treasury bills, notes and bonds outstanding totaled US$1,300 billion.

Reporting, Accounting and Auditing. Italian reporting, accounting and auditing practices are regulated by Italy's National Control Commission (Consob). These practices bear some similarities to United States standards. However, in general, Italian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely, less frequent and less consistent than that required of U.S. corporations. Italy is, however, moving toward more transparency: from 2000, for example, the law will require quarterly disclosure.

Size of Equity Markets. The total market capitalization of the Italian equity markets was approximately US$ 418.9 billion as of September 30, 2002.

Chief Industries. Italy's chief industries are tourism, machinery, iron and steel, chemicals, food processing, textiles, motor vehicles, clothing, footwear, and ceramics.

Chief Imports. Italy's chief imports consist of engineering products, chemicals, transport equipment, energy products, minerals and nonferrous metals, textiles and clothing, food, beverages, and tobacco.

Chief Exports. Italy's chief exports consist of engineering products, textiles and clothing, production machinery, motor vehicles, transport equipment, chemicals; food, beverages and tobacco, minerals, and nonferrous metals.

Gross Domestic Product. Italy's GDP annual percent change was 0.7% for the year ended September 30, 2002.

Consumer Price Inflation. Italy's CPI annual percent change was 2.4% for the year ended September 30, 2002.

Unemployment Rate. Italy's unemployment rate was 9.3% for the year ended September 30, 2002.

The Japanese Equity Markets

General Background. The Japanese stock market has a history of over 100 years beginning with the establishment of the Tokyo Stock Exchange Company Ltd. In 1878. Stock exchanges are located in eight cities in Japan (Tokyo, Osaka, Nagoya, Kyoto, Hiroshima, Fukuoka, Niigata and Sapporo). There is also an over-the-counter market. There are three distinct sections on the main Japanese stock exchanges. The First Section trades in over 1,100 of the largest and most active stocks, which account for over 95% of total market capitalization. The Second Section consists of over 400 issues with lower turnover than the First Section, which are newly quoted on the exchange or which are not listed and would otherwise be traded over-the-counter. The Third Section consists of foreign stocks which are traded over-the-counter. The main activity of the regular exchange members is the buying and selling of securities on the floor of an exchange, both for their customers and for their own account. Japan is second only to the United States in aggregate stock market capitalization. Securities are denominated in the official unit of currency, the Japanese Yen. Takeover activity is negligible in Tokyo, and although foreign investors play a significant role, the trend of the market is set by the domestic investor. The statutory at-source withholding tax is 20% on dividends. There also is a transaction tax on share trades and a small stamp duty.

Reporting, Accounting and Auditing. Although some Japanese reporting, accounting and auditing practices are based substantially on U.S. principles, they are not identical to U.S. standards in some important respects, particularly with regard to unconsolidated subsidiaries and related structures. In general, Japanese corporations are not required to provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Japanese equity markets was approximately US$ 2.39 trillion as of September 30, 2002.

Chief Industries. Japan's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Japan's chief imports consist of fuels, foodstuffs, chemicals, textiles, and office machinery.

Chief Exports. Japan's chief exports consist of motor vehicles, semiconductors, office machinery, and chemicals.

Gross Domestic Product. Japan's GDP annual percent change was -0.5% for the year ended September 30, 2002.

Consumer Price Inflation. Japan's CPI annual percent change was -1.0% for the year ended September 30, 2002.

Unemployment Rate. Japan's unemployment rate was 5.5% for the year ended September 30, 2002.

The Malaysian Equity Markets

General Background. The securities industry in Malaysia dates back to the early 1930's. Kuala Lumpur and Singapore were a single exchange until 1973 when they separated and the Kuala Lumpur Stock Exchange (KLSE) was formed. The KLSE operated under a provisional set of rules until 1983 when a new Securities Industry Act came into force. As of June 30, 1999, 458 companies were listed on the KLSE main board. A Second Board, established in 1988, allows smaller companies to tap additional capital. There were 287 companies listed on the Second Board as of June 30, 1999. Over the years, the KLSE's close links with the Stock Exchange of Singapore (SES) has rendered it very vulnerable to developments in Singapore. Consequently, the Government decided, as a matter of national policy, on a delisting of Malaysian incorporated companies from the SES. This was effected on January 1, 1990. A similar move was made by Singapore, resulting in the delisting of all Singapore companies on the KLSE on January 1, 1990. There are two main stock indices in Malaysia. The wider ranging KLSE Composite represents 80 companies. The New Straits Times Industrial Index is an average of 30 industrial stocks.

Malaysian currency volatility and general economic deterioration led to the imposition of stringent capital controls in September 1998, including a one year prohibition on repatriation of capital and an indefinite prohibition on free transfers of securities. The prohibition on repatriation of capital was removed in February 1999 but the controls have adversely impacted foreign investors, including the Fund, which suspended creations in response to the controls. This adversely affected the trading market for Malaysia Index Fund iShares.

Reporting, Accounting and Auditing. Malaysian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Malaysian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Malaysian equity markets was approximately US$ 121.2 billion as of September 30, 2002.

Chief Industries. Peninsular Malaysia's main industries are rubber and oil palm processing and manufacturing, light manufacturing industry, electronics, tin mining and smelting, logging and processing timber. Sabah's main industries are logging, and petroleum production. Sarawak's main industries are agriculture processing, petroleum production and refining, and logging.

Chief Imports. Malaysia's chief imports consist of electronics, machinery, petroleum products, plastics, vehicles, iron and steel and iron and steel products, and chemicals.

Chief Exports. Malaysia's chief exports consist of electronic equipment, petroleum and liquefied natural gas, wood and wood products, palm oil, rubber, textiles, and chemicals.

Gross Domestic Product. Malaysia's GDP annual percent change was 3.5% for the year ended September 30, 2002.

Consumer Price Inflation. Malaysia's CPI annual percent change was 1.8% for the year ended September 30, 2002.

Unemployment Rate. Malaysia's unemployment rate was 3.9% for the year ended September 30, 2002.

The Mexican Equity Markets

General Background. There is only one stock exchange in Mexico, the Bolsa Mexicana de Valores (BMV), which was established in 1894 and is located in Mexico City. The stock exchange is a private corporation whose shares are owned solely by its authorized members and operates under the stock market laws passed by the government. The National Banking and Securities Commission (CNV) supervises the stock exchange. The Mexican exchange operates primarily via the open outcry method. However, firm orders in writing can supersede this system, provided there is a perfect match of the details of a buy and sell order. Executions on the exchange can be done by members only. Membership of the stock exchange is restricted to Casas de Bolsa brokerage houses and Especialistas Bursatiles (stock exchange specialists).

Reporting, Accounting and Auditing. Mexican reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Mexican corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Mexican equity markets was approximately US$ 113.1 billion as of September 30, 2002.

Chief Industries. Mexico's chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. Mexico's chief imports consist of metalworking machines, steel mill products, agricultural machinery, electrical equipment, car parts for assembly, repair parts for motor vehicles, aircraft, and aircraft parts.

Chief Exports. Mexico's chief exports consist of manufactured goods, oil and oil products, silver, fruits, vegetables, coffee, and cotton.

Gross Domestic Product. Mexico's GDP annual percent change was 1.5% for the year ended September 30, 2002.

Consumer Price Inflation. Mexico's CPI annual percent change was 4.8% for the year ended September 30, 2002.

Unemployment Rate. Mexico's unemployment rate was 2.7% for the year ended September 30, 2002.

The Netherlands Equity Markets

General Background. Trading securities on the AEX Stock Exchange (AEX) (formerly the Amsterdam Stock Exchange) started at the beginning of the seventeenth century. The United East India Company was the first company in the world financed by an issue of shares, and such issue was effected through the exchange. The Netherlands claims the honor of having the oldest established stock exchange in existence. In 1611 a stock market began trading in the coffee houses along the Dam Square. A more formal establishment, the Amsterdam Stock Exchange Association, began trading industrial stocks in 1876, and until World War II, Amsterdam ranked after New York and London as the third most important stock market in the world. After the war, the AEX Stock Exchange only gradually began to resume its activities, as members felt threatened by what they saw as an impending socialist order which would leave little of the stock market intact. Since the end of the war, the Dutch market has remained relatively neglected, as local companies have found it more favorable to use bank financing to meet their capital requirements. Trading in shares on the AEX may take place on the official market or on the parallel market, which is available to medium-sized and smaller companies that cannot yet meet the requirements demanded for the official market.

Reporting, Accounting and Auditing. Dutch reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Dutch corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Dutch equity markets was approximately US$ 329.9 billion as of September 30, 2002.

Chief Industries. The Netherlands' chief industries are among world's largest and technologically advanced producers of motor vehicles, electronic equipment, machine tools, steel and nonferrous metals, ships, chemicals, textiles, and processed foods.

Chief Imports. The Netherlands' chief imports consist of agroindustries, metal and engineering products, electrical machinery and equipment, chemicals, petroleum, construction, microelectronics, and fishing.

Chief Exports. The Netherlands' chief exports consist of machinery and equipment, chemicals, fuels, and foodstuffs.

Gross Domestic Product. The Netherlands' GDP annual percent change was 0.4% for the year ended September 30, 2002.

Consumer Price Inflation. The Netherlands' CPI annual percent change was 3.8% for the year ended September 30, 2002.

Unemployment Rate. The Netherlands' unemployment rate was 2.9% for the year ended September 30, 2002.

The Pacific Ex-Japan Equity Markets

The Pacific ex-Japan equity markets are comprised of the equity markets from Australia, Hong Kong, New Zealand and Singapore.

General Background. Following is a general background description of the New Zealand equity market for which there is no iShares MSCI Index Fund.

Reporting, Accounting and Auditing. Reporting, accounting and auditing standards in the nations that make up the Pacific ex Japan equity markets differ substantially from U.S. standards. In general, these countries' corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the combined equity markets of Australia, Hong Kong, New Zealand and Singapore was approximately US$
714.5 billion as of September 30, 2002.

New Zealand. The New Zealand Stock Exchange (NZSE) was originated in the 1870's in four regions: Auckland, Thames, Dunedin and Reefton. In 1915, the Stock Exchange Association of New Zealand was formed. The Sharebrokers Act Amendment 1981governs the operations of the NZSE. During 1989, the Exchange changed from four separate entities to one. Additionally, a Board of Directors was appointed to replace the traditional council. The NZSE also appointed an independent Market Surveillance Panel and adopted revised Listing Rules. On June 24, 1991, they also eliminated the open outcry market and on August 1, 1992, introduced its FASTER system of electronic transfer and moved to fully automated clearing and settlement of trades.

Chief Industries. New Zealand's chief industries are food processing, wood and paper products, textiles, machinery, transportation equipment, banking and insurance, tourism, and mining.

Chief Imports. New Zealand's chief imports consist of machinery and equipment, vehicles and aircraft, petroleum, electronics, textiles, and plastics.

Chief Exports. New Zealand's chief exports consist of dairy products, meat, wood and wood products, fish, and machinery.

Gross Domestic Product. New Zealand's GDP annual percent change was 3.0% for the year ended September 30, 2002.

Consumer Price Inflation. New Zealand's CPI annual percent change was 2.6% for the year ended September 30, 2002.

Unemployment Rate. New Zealand's unemployment rate was 5.4% for the year ended September 30, 2002.

The Singaporean Equity Markets

General Background. The Stock Exchange of Singapore (SES) was formed in 1973 with the separation of the joint stock exchange with Malaysia, which had been in existence since 1938. The linkage between the SES and the Kuala Lumpur Stock Exchange (KLSE) remained strong as many companies in Singapore and Malaysia jointly listed on both exchanges, until January 1, 1990 when the dual listing was terminated. SES has a tiered market, with the formation of the second securities market, SESDAQ (Stock Exchange of Singapore Dealing and Automated Quotation System) in 1987. SESDAQ was designed to provide an avenue for small and medium-sized companies to raise funds for expansion. In 1990, SES introduced an over-the-counter (OTC) market known as CLOB International, to allow investors access to international securities listed on foreign exchanges. SES also has a direct link with the National Association of Securities Dealers Automated Quotation (NASDAQ) system, which was set up in March 1988 to allow traders in the Asian time zone access to selected securities on the U.S. OTC markets. This is made possible through a daily exchange of trading prices and volumes of the stocks quoted on NASDAQ. The Singapore Stock Exchange is one of the most developed in Asia and has a strong international orientation.

Reporting, Accounting and Auditing. Singaporean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Singaporean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Singaporean markets was approximately US$ 101.4 billion as of September 30, 2002.

Chief Industries. Singapore's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. Singapore's chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. Singapore's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. Singapore's GDP annual percent change was 3.6% for the year ended September 30, 2002.

Consumer Price Inflation. Singapore's CPI annual percent change was 0% for the year ended September 30, 2002.

Unemployment Rate. Singapore's unemployment rate was 3.0% for the year ended September 30, 2002.

The South African Equity Markets

General Background. The Johannesburg Stock Exchange (JSE), the only stock exchange in South Africa, was initially founded in 1887. The JSE operates an equities market. However, many of the members of the JSE also participate in the trading of bonds and financial futures, with traditional options traded on an OTC basis. Introduced in November 1995, corporate limited liability membership with ownership by non-stockbrokers was established to supplement the present membership of partnerships, unlimited liability corporate members or sole traders. Foreigners are allowed by the JSE to operate as member firms.

Reporting, Accounting and Auditing. South African reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South African corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. As of September 30, 2002, the total market capitalization of the South African equity markets was approximately US$ 151.6 billion.

Chief Industries. South Africa's chief industries consist of mining (it is the world's largest producer of platinum, gold, chromium), automobile assembly, metal working, machinery, textile, iron and steel, chemicals, fertilizer and foodstuffs.

Chief Imports. South Africa's chief imports consist of machinery, foodstuffs and equipment, chemicals, petroleum products and scientific instruments.

Chief Exports. South Africa's chief exports consist of gold, diamonds, platinum, other metals, minerals, machinery and equipment.

Gross Domestic Product. South Africa's GDP annual percent change was 5.2% for the year ended September 30, 2002.

Consumer Price Inflation. South Africa's CPI annual percent change was 5.5% for the year ended September 30, 2002.

Unemployment Rate. South Africa's unemployment rate was 26.7% for the year ended September 30, 2002.

The South Korean Equity Markets

General Background. After the formation of South Korea in 1948, the government issued Farmland Compensation Bonds to landowners in exchange for their farmland, and Kunkuk Bonds to cover their financial debt. The Daehan Stock Exchange was established in 1956 to enable trading of these bonds. The South Korea Stock Exchange was established several years later. The government enacted the Securities and Exchange Law in January 1962 as part of the First Five Year Economic Plan. The law was intended to help South Korean companies arrange funds for economic development by using the stock market. Within a year the market boomed and crashed.

The Securities and Exchange Law was amended in April 1962 to impose stricter regulatory measures on the operation of the securities market. The stock exchange became a non-profit, government-owned corporation called the South Korea Stock Exchange. However, the securities market was unable to overcome the aftermath of the crash and entered a period of inactivity.

In 1967, as part of the Second Five Year Economic Plan, the government encouraged the public to invest in the stock market by increasing the number of listed companies and the acceptability of equity shares. Tax advantages were given to companies that went public. Further legislation was passed in 1972 to encourage share flotation in the belief that corporations would reduce their high financing costs by converting bank loans into share capital.

As a result of these market measures, the number of listed companies started to increase. The Securities and Exchange Commission and its executive body, the Securities Supervisory Board, were established to strengthen investor protection.

The South Korea Securities Settlement Corporation, since renamed the South Korea Depository Corporation (KSD), was set up in 1974 to act as the clearing agent for the stock exchange and as the central depository. In 1977, the South Korea Securities Computer Corporation was established as an electronic data processing center for the securities industry to enable members to transmit orders directly to the trading floor.

In 1981, the government announced its long-term plans for opening the South Korean securities market to foreigners. International investment trusts were established and the South Korea Fund and the South Korea Europe Fund were incorporated overseas. In 1985, the government began to allow some domestic corporations to issue convertible bonds, bonds with warrants and depository receipts overseas. The government also eased controls to allow domestic institutional investors to invest in foreign securities. In December 1988, a new, detailed plan was put forward for the internationalization of the capital market from 1989 to 1992. A more open capital market was proposed to improve the financial structure of domestic firms and to strengthen their international competitiveness. The firms would be given access to an expanded and revitalized domestic capital market and cheaper sources of financing in the international markets. The stock market began to be opened to foreign investors in January 1992.

Reporting, Accounting and Auditing. South Korean reporting, accounting and auditing standards differ substantially from U.S. standards. In general, South Korean corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the South Korean equity markets was approximately US$ 213.1 billion as of September 30, 2002.

Chief Industries. South Korea's chief industries are electronics, chemicals, financial services, oil drilling equipment, petroleum refining, rubber processing and rubber products, processed food and beverages, ship repair, entrepot trade, and biotechnology.

Chief Imports. South Korea's chief imports consist of machinery and equipment, mineral fuels, chemicals, and foodstuffs.

Chief Exports. South Korea's chief exports consist of machinery and equipment (including electronics), consumer goods, chemicals, and mineral fuels.

Gross Domestic Product. South Korea's GDP annual percent change was 3.6% for the year ended September 30, 2002.

Consumer Price Inflation. South Korea's CPI annual percent change was 0% for the year ended September 30, 2002.

Unemployment Rate. South Korea's unemployment rate was 3.0% for the year ended September 30, 2002.

The Spanish Equity Markets

General Background. The Securities Market Act (LMV) recognizes the following as official secondary markets:

     . stock exchanges;
     . the public debt market organized by the Bank of Spain; and . futures and options markets.

Stock exchanges in Spain (Madrid, Bilbao, Barcelona and Valencia) are the official secondary markets which trade shares and convertible bonds or those which grant the right of purchase or subscription. Issuers of shares go to the stock market as the primary market, where they formalize transactions or capital increases. Fixed-income securities (both governmental and private sector debt) are also traded on the stock market.

The organization and functioning of each stock exchange is the responsibility of each respective governing body (Sociedad Rectora), each of which is a limited company whose sole shareholders are the dealer-brokers and brokers and the stock exchanges themselves. The Sociedad de Bolsa, established by the four stock exchanges, is responsible for the technical management of the computerized trading system, which operates at a national level. Under the LMV, the National Securities Market Commission (CNMV) is responsible for supervising and inspecting the securities markets as well as the activity of all individuals and companies who deal with the markets. It has the power to punish and other functions.

These Spanish futures and options markets are organized by the holding company MEFF (Mercado Espanol de Futuros Financieros) Sociedad Holding and two subsidiaries: MEFF Renta Variable (equities), based in Madrid, and MEFF Renta Fija (fixed-income securities), based in Barcelona. MEFF Renta Variable manages the trading of options and futures on the Ibex-35 stock index, and individual options on certain shares. MEFF Renta Fija manages the trading of futures and options on interest rates and bonds.

Bonds, Treasury bills and debt issued by other public administrations and organizations are traded in the public debt market. These securities are also traded at the same time on the stock market, which has a specific trading system for them. The Bank of Spain's Book-Entry Office is responsible for supervising the public debt market.

Reporting, Accounting and Auditing. Spanish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Spanish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Spanish equity markets was approximately US$ 274.1 billion as of September 30, 2002.

Chief Industries. Spain's chief industries are textiles and apparel (including footwear), food and beverages, metals and metal manufactures, chemicals, shipbuilding, automobiles, machine tools, and tourism.

Chief Imports. Spain's chief imports consist of machinery and equipment, fuels, chemicals, semifinished goods, foodstuffs, consumer goods.

Chief Exports. Spain's chief exports consist of machinery, motor vehicles; foodstuffs, other consumer goods.

Gross Domestic Product. Spain's GDP annual percent change was 2.0% for the year ended September 30, 2002.

Consumer Price Inflation. Spain's CPI annual percent change was 2.8% for the year ended September 30, 2002.

Unemployment Rate. Spain's unemployment rate was 10.7% for the year ended September 30, 2002.

The Swedish Equity Markets

General Background. Organized trading of securities in Sweden can be traced back to 1776. Although the Stockholm Stock Exchange was founded in 1864, the real formation of a stock exchange in an international sense took place in 1901. The statutes of the Stock Exchange were modified in 1906 and, from the beginning of 1907, commercial banks were admitted as members. During the 1970s, the Stockholm market had low turnover and dull trading conditions. The market started to climb in 1980 and for several years Stockholm was one of the best performing stock markets, in terms of both price and volume growth. This regeneration of a market for risk capital was reflected in the large number of companies introduced in the early 1980s. The Stockholm Stock Exchange is structured on a membership basis, under the supervision of the Bank Inspection Board. The Board consists of 11 directors and one chief executive. The directors of the Board are elected by the Swedish government, the Association of the Swedish Chamber of Commerce, the Federation of Swedish Industries and the member companies of the Stock Exchange. There are three different markets for trading shares in Sweden. The dominant market is the A-1 list, for the largest and most heavily traded companies. The second market is the over-the-counter market, which is more loosely regulated than the official market and caters to small- and medium-sized companies. The third market is the unofficial parallel market, which deals in unlisted shares, both on and off the exchange floor. The shares most frequently traded on this market are those which have been de-listed from other markets and those that are only occasionally available for trading.

On July 1, 1999, the Stockholm Stock Exchange and OM Stockholm merged to create the OM Stockholm Exchange - OM Stockholmsborsen AB. In addition, the Stockholm Stock Exchange and the Copenhagen Stock Exchange have signed an agreement covering a common Nordic securities market, NOREX.

There are also two independent markets for options - the Swedish Options Market
(OM) and the Swedish Options and Futures Exchange (SOFE), which offer calls, puts and forwards on Swedish stocks and stock market indices.

Reporting, Accounting and Auditing. Swedish reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swedish corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations. The basic concepts used are historical cost, going concern, accrual basis, consistency and prudence.

Size of Equity Markets. The total market capitalization of the Swedish equity markets was approximately US$ 147.2 billion as of September 30, 2002.

Chief Industries. Sweden's chief industries are iron and steel, precision equipment (bearings, radio and telephone parts, armaments), wood pulp and paper products, processed foods, and motor vehicles.

Chief Imports. Sweden's chief imports consist of machinery, petroleum and petroleum products, chemicals, motor vehicles, iron and steel; foodstuffs, and clothing.

Chief Exports. Sweden's chief exports consist of machinery 35%, motor vehicles, paper products, pulp and wood, iron and steel products, and chemicals.

Gross Domestic Product. Sweden's GDP annual percent change was 1.6% for the year ended September 30, 2002.

Consumer Price Inflation. Sweden's CPI annual percent change was 2.3% for the year ended September 30, 2002.

Unemployment Rate. Sweden's unemployment rate was 4.2% for the year ended September 30, 2002.

The Swiss Equity Markets

General Background. There are three principal stock exchanges in Switzerland, the largest of which is Zurich, followed by Geneva and Basle. The Geneva exchange is the oldest and was formally organized in 1850. The Basle and the Zurich exchanges were founded in 1876 and 1877, respectively. The Geneva Exchange is a corporation under public law and in Zurich and Basle the exchanges are institutions under public law. There are three different market segments for the trading of equities in Switzerland. The first is the official market, the second is the semi-official market, and the third is the unofficial market. On the official market, trading takes place among members of the exchange on the official trading floors. Trading in the semi-official market also takes place on the floors of the exchanges, but this market has traditionally been reserved for smaller companies not yet officially accepted on the exchange. Unofficial market trading is conducted by members and non-members alike. Typical trading on this market involves shares with small turnover. Both listed and unlisted securities can, however, be traded on this market.

Since July 1998, SWX has provided facilities for electronic trading in Eurobonds. Repo SWX, the first electronic market for repos with integrated clearing and settlement, was inaugurated in June 1999. In addition, SWX launched a new market segment for emerging-growth companies in July 1999, under the name SWX New Market. Eurex, the first trans-national derivatives market, is a co-operative venture between the SWX Swiss Exchange and Deutsche Borse Ag, each of which holds a 50% stake. Eurex is the largest derivative exchange in the world.

Reporting, Accounting and Auditing. Swiss reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Swiss corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Swiss equity markets was approximately US$ 534.6 billion as of September 30, 2002.

Chief Industries. Switzerland's chief industries are machinery, chemicals, watches, textiles, and precision instruments.

Chief Imports. Switzerland's chief imports consist of machinery, chemicals, vehicles, metals, agricultural products, and textiles.

Chief Exports. Switzerland's chief exports consist of machinery, chemicals, metals, watches, and agricultural products.

Gross Domestic Product. Switzerland's GDP annual percent change was 0% for the year ended September 30, 2002.

Consumer Price Inflation. Switzerland's CPI annual percent change was 0.7% for the year ended September 30, 2002.

Unemployment Rate. Switzerland's unemployment rate was 2.7% for the year ended September 30, 2002.

The Taiwanese Equity Markets

General Background. The Taiwan Stock Exchange, in Taipei, is the only stock exchange in Taiwan. Its roots can be traced to the Land Reform Movement of 1953. The government bought tracts of land from large landowners and paid for them with bonds and shares in government-owned companies. The need to trade those shares and bonds gradually bred the formation of a fledging over-the-counter market. As the economy prospered, the importance of a securities market was recognized. The government established the Securities Market Research Committee to study the feasibility of a formal stock market. Consequently, the Securities and Exchange Commission (SEC) was established on September 1, 1960, as a department of the Ministry of Finance. The Taiwan Stock Exchange (TSE) was founded a year later and officially commenced operation in February 1962.

In the exchange's first year, there were 18 listed companies with an average trading volume of TWD 1,647,760. By 1963, there were 23 listed companies; by 1980, there were 100; and by 2000 there were 531. As listings steadily increased, the market remained stable for several years. Since then, the number of brokerage firms has multiplied and limitations on foreign investors have recently been relaxed.

Reporting, Accounting and Auditing. Taiwanese reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Taiwanese corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. corporations.

Size of Equity Markets. The total market capitalization of the Taiwanese equity markets was approximately US$ 215.9 billion as of September 30, 2002.

Chief Industries. Taiwan's chief industries are electronics, petroleum refining, chemicals, textiles, iron and steel, machinery, cement, and food processing.

Chief Imports. Taiwan's chief imports consist of machinery and electrical equipment 50%, minerals, and precision instruments.

Chief Exports. Taiwan's chief exports consist of machinery and electrical equipment 55%, metals, textiles, plastics, and chemicals.

Gross Domestic Product. Taiwan's GDP annual percent change was 3.3% for the year ended September 30, 2002.

Consumer Price Inflation. Taiwan's CPI annual percent change was 0.4% for the year ended September 30, 2002.

Unemployment Rate. Taiwan's unemployment rate was 5.0% for the year ended September 30, 2002.

The United Kingdom Equity Markets

General Background. The UK is Europe's largest equity market in terms of aggregate market capitalization. Trading is fully computerized under the SETS System for FTSE- 100 (and 83 other) stocks and the Stock Exchange Automated Quotation System (SEAQ) operates for international equities. The London Stock Exchange exists alongside Tradepoint, while there is also a network of regional offices. The London Stock Exchange has the largest volume of trading in international equities in the world.

Reporting, Accounting and Auditing. Despite having a great deal of common purpose and common concepts, the accounting principles in the UK and the U.S. can lead to markedly different financial statements. In the global market for capital, investors may want to know about a company's results and financial position under their own principles. This is particularly so in the U.S. capital markets. The overriding requirement for a UK company's financial statements is that they give a `true and fair' view. Accounting standards are an authoritative source as to what is and is not a true and fair view, but do not define it unequivocally. Ad hoc adaptations to specific circumstances may be required. In the U.S., financial statements are more conformed because they must be prepared in accordance with GAAP.

Size of Equity Markets. The total market capitalization of the United Kingdom equity markets was approximately US$ 1.72 trillion as of September 30, 2002.

Chief Industries. United Kingdom's chief industries are machine tools, electric power equipment, automation equipment, railroad equipment, shipbuilding, aircraft, motor vehicles and parts, electronics and communications equipment, metals, chemicals, coal, petroleum, paper and paper products, food processing, textiles, clothing, and other consumer goods.

Chief Imports. United Kingdom's chief imports consist of manufactured goods, machinery, fuels, and foodstuffs

Chief Exports. United Kingdom's chief exports consist of manufactured goods, fuels, chemicals; food, beverages, and tobacco.

Gross Domestic Product. United Kingdom's GDP annual percent change was 1.7% for the year ended September 30, 2002.

Consumer Price Inflation. United Kingdom's CPI annual percent change was 1.9% for the year ended September 30, 2002.

Unemployment Rate. United Kingdom's unemployment rate was 5.2% for the year ended September 30, 2002.


Proxy Voting Policy

The Company has adopted as its proxy voting policies the proxy voting guidelines of BGFA, the investment adviser to each Fund. The Company has delegated to BGFA the responsibility for voting proxies on the portfolio securities held by each Fund. Therefore, the remainder of this section discusses BGFA's proxy voting guidelines.

BGFA votes (or refrains from voting) proxies for each Fund in a manner that BGFA, in the exercise of its independent business judgement, concludes is in the best economic interests of such Fund. In some cases, BGFA may determine that it is in the best interests of a Fund to refrain from exercising the Fund's proxy voting rights (such as, for example, proxies on certain non-U.S. securities which might impose costly or time-consuming in-person voting requirements). BGFA will normally vote on specific proxy issues in accordance with its proxy voting guidelines. BGFA's proxy voting guidelines provide detailed guidance as to how to vote proxies on certain important or commonly raised issues. BGFA may, in the exercise of its business judgement, conclude that the proxy voting guidelines do not cover the specific matter upon which a proxy vote is requested, or that an exception to the proxy voting guidelines would be in the best economic interests of a Fund. BGFA votes (or refrains from voting) proxies without regard to the relationship of the issuer of the proxy (or any shareholder of such issuer) to the Fund, the Funds's affiliates (if any), BGFA or BGFA's affiliates, SEI or SEI's affiliates. When voting proxies, BGFA attempts to ensure that companies follow practices that advance their economic value and allow the market to place a proper value on their assets. With respect to certain specific issues:

     . BGFA generally supports management in the election of directors and generally supports proposals that strengthen the independence of board of directors;

     . BGFA generally does not support proposals on social issues that lack a demonstrable economic benefit to the issuer and the Fund investing in such issuer;

     . BGFA generally votes against anti-takeover proposals and proposals which would create additional barriers or costs to corporate transactions; and

     .    BGFA generally supports option plans and stock option expensing.

BGFA maintains institutional polices and procedures which are designed to prevent any relationship between the issuer of the proxy (or any shareholder of the issuer) and a Fund, a Fund's affiliates (if any), BGFA or BGFA's affiliates, or SEI or SEI's affiliates, from having any influence on BGFA's proxy voting activity. In this way, BGFA seeks to prevent conflicts of interest that might influence BGFA's independent business judgement on how to vote on specific proxy issues (or to refrain from voting.) In certain instances, BGFA may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid the influence of a potential conflict of interest or as otherwise required by applicable law. Such independent fiduciary may either (i) vote such proxy, or
(ii) provide BGFA with instructions as to how to vote such proxy. In the latter case, BGFA would vote the proxy in accordance with the independent fiduciary's instructions.


                            THE MSCI EQUITY INDICES

In General. The MSCI Indices were founded in 1969 by Capital International S.A. as the first international performance benchmarks constructed to facilitate accurate comparison of world markets. Morgan Stanley acquired rights to the Indices in 1986. In November 1998, Morgan Stanley transferred all rights to the MSCI Indices to Morgan Stanley Capital International Inc. ("MSCI"), a Delaware corporation of which Morgan Stanley is the majority owner and Capital is the minority owner. The MSCI Equity Indices have covered the world's developed markets since 1969, and in 1988, MSCI commenced coverage of the emerging markets.

Although local stock exchanges have traditionally calculated their own indices, these are generally not comparable with one another, due to differences in the representation of the local market, mathematical formulas, base dates and methods of adjusting for capital changes. MSCI applies the same criteria and calculation methodology across all markets for all equity indices, developed and emerging.

MSCI Equity Indices are notable for the depth and breadth of their coverage. MSCI's standard equity indices generally seeks to have 85% of the free float-adjusted market capitalization of a country's stock market reflected in the MSCI Index for such country. The MSCI Equity Indices seek to balance the inclusiveness of an "all share" index against the replicability of a "blue chip" index.

Weighting. Effective May 31, 2002, all single-country MSCI Indices are free-float weighted, i.e., companies are included in the indices at the value of their free public float (free float, multiplied by price). MSCI defines "free float" as total shares excluding shares held by strategic investors such as governments, corporations, controlling shareholders and management, and shares subject to foreign ownership restrictions.

Regional Weights. Market capitalization weighting, combined with a consistent target of 85% of free float-adjusted market capitalization, helps ensure that each country's weight in regional and international indices approximates its weight in the total universe of developing and emerging markets. Maintaining consistent policy among MSCI developed and emerging market indices is critical to the calculation of certain combined developed and emerging market indices published by MSCI.

Selection Criteria

To construct relevant and accurate equity indices for the global institutional investor, MSCI undertakes an index construction process, which involves: (i) Defining the equity universe, (ii) Adjusting the total market capitalization of all securities in the universe for free float available to foreign investors.
(iii) Classifying the universe of securities under the Global Industry Classification Standard (GICS), and (iv) Selecting securities for inclusion according to MSCI's index construction rules and guidelines.

Defining the Universe. The index construction process starts at the country level, with the identification of all listed securities for that country. Currently, MSCI creates equity indices for 51 country markets globally. MSCI classifies each company and its securities in one and only one country. This allows securities to be sorted distinctly by their respective countries. In general, companies and their respective securities are classified as belonging to the country in which they are incorporated. All listed equity securities, or listed securities that exhibit characteristics of equity securities, except investment trusts, mutual funds and equity derivatives, are eligible for inclusion in the universe. Shares of non-domiciled companies generally are not eligible for inclusion in the universe.

Adjusting the Total Market Capitalization of Securities in the Universe for Free Float. After identifying the universe of securities, MSCI calculates the free float-adjusted market capitalization of each security in that universe using publicly available information. The process of free float adjusting market capitalization involves (i) defining and estimating the free float available to foreign investors for each security, using MSCI's definition of free float (ii) assigning a free float-adjustment factor to each security and (iii) calculating the free float-adjusted market capitalization of each security.

Classifying Securities Under the Global Industry Classification Standard (GICS). In addition to the free float-adjustment of market capitalization, all securities in the universe are assigned to an industry based hierachy that describes their business activities. To this end, MSCI has designed, in conjunction with Standard & Poor's, the Global Industry Classification Standard. This comprehensive classification scheme provides a universal approach to industries worldwide and forms the basis for achieving MSCI's objective of reflecting broad and fair industry representation in its indices.

Selecting Securities for Index Inclusion. In order to ensure a broad and fair representation in the indices of the diversity of business activities in the universe, MSCI follows a "bottom-up" approach to index construction, building indices up to the industry group level. The bottom-up approach to index construction requires a thorough analysis and understanding of the characteristics of the universe. This analysis drives the individual security selection decisions, which aim to reflect the overall features of the universe in the country index. MSCI targets an 85% free float-adjusted market representation level within each industry group, within each country. The security selection process within each industry group is based on the careful analysis of: (i) each company's business activities and the diversification that its securities would bring to the index, (ii) the size (based on free float-adjusted market capitalization) and liquidity of securities. All else being equal, MSCI targets for inclusion the most sizable and liquid securities in an industry group. In addition, securities that do not meet the minimum size guidelines discussed below and/or securities with inadequate liquidity are not considered for inclusion, (iii) the estimated free float for the company and its individual share classes. Only securities of companies with estimated free float greater than 15% are, in general, considered for inclusion. Exceptions to this general rule are made only in significant cases, where not including a security of a large company would compromise the index's ability to fully and fairly represent the characteristics of the underlying market.

Free Float. MSCI defines the free float of a security as the proportion of shares outstanding that are deemed to be available for purchase in the public equity markets by international investors. In practice, limitations on free float available to international investors include: (i) Strategic and other shareholdings not considered part of available free float. (ii) Limits on share ownership for foreigners.

Under MSCI's free float-adjustment methodology, a constituent's Inclusion Factor is equal to its estimated free float rounded-up to the closest 5% for constituents with free float equal to or exceeding 15%. For example, a constituent security with a free float of 23.2% will be included in the index at 25% of its market capitalization. For securities with an a free float of less than 15% than are included on an exceptional basis, the Estimated free float is adjusted to the nearest 1%.

Price and Exchange Rates.

Prices. Prices used to calculate the MSCI Indices are the official exchange closing prices. All prices are taken from the dominant exchange in each market. In countries where there are foreign ownership limits, MSCI uses the price quoted on the official exchange, regardless of whether the limit has been reached.

Exchange Rates. MSCI uses WM/Reuters Closing Spot Rates for all developed and emerging markets. The WM/Reuters Closing Spot Rates were established by a committee of investment managers and data providers, including MSCI, whose object was to standardize exchange rates used by the investment community. Exchange rates are taken daily at 4 p.m. London time by the WM/Reuters Company and are sourced whenever possible from multi-contributor quotes on Reuters. Representative rates are selected for each currency based on a number of

"snapshots" of the latest contributed quotations taken from the Reuters service at short intervals around 4 PM. WM/Reuters provides closing bid and offer rates. MSCI uses these to calculate the mid-point to 5 decimal places.

MSCI continues to monitor exchange rates independently and may, under exceptional circumstances, elect to use an alternative exchange rate if the WM/Reuters rate is believed not to be representative for a given currency on a particular day.

Changes to the Indices. Under the Enhanced Methodology, the MSCI Equity Indices are maintained with the objective of reflecting, on a timely basis, the evolution of the underlying equity markets. In maintaining the indices, emphasis is also placed on their continuity and on minimizing turnover in the indices. MSCI classifies index maintenance in two broad categories: (i) Index rebalancing and (ii) Market driven changes and corporate events.

The index rebalancing process is designed to ensure that the indices continue to be an accurate reflection of an evolving marketplace. The evolution may be due, for example, to a change in the composition or structure of an industry or other developments, including regular updates in shareholder information used in the estimation of free float. During the examination of a country index at a quarterly index rebalancing, the free float-adjusted market capitalization and representation of each industry group in the index is measured against the underlying market. A complete or partial index rebalancing, which will result in additions and deletions, for a country may be necessary if one or more industry groups have become significantly over- or under-represented.

Index rebalancing for each MSCI Country Index generally takes place every 12 months. Individual country index rebalancing for MSCI Country Indices usually occurs on only four dates throughout the year: as of the close of the last business day of February, May, August and November. MSCI Index additions and deletions due to quarterly index rebalancings are announced at least two weeks in advance.

New Issues. In general, newly listed equity securities available to foreign investors would be considered for inclusion in the MSCI Indices, according to MSCI's Enhanced Methodology index rules and guidelines, at the time of the quarterly index rebalancing for the country. However, for new issues that are significant in size and meet all the MSCI inclusion criteria, an early inclusion, outside of the quarterly index rebalancing, may be considered.

Index Rebalancing Deletions During an index rebalancing, securities may be deleted from a country index for a variety of reasons, including significant decreases in free float-adjusted market capitalization, significant deterioration in liquidity, changes in industry classification, decreases in free float, more restrictive Foreign Ownership Limits (FOLs), and availability of a better industry representative. In assessing deletions, it is important to emphasize that indices must represent the full-investment cycle, including bull as well as bear markets. Out-of-favor industries and their securities may exhibit declining prices, declining market capitalizations, and/or declining liquidity, and yet not be deleted because they continue to be good representatives of their industry group.

INVESTMENT LIMITATIONS

The Company has adopted the following investment restrictions as fundamental policies with respect to each Fund. These restrictions cannot be changed with respect to a Fund without the approval of the holders of a majority of such Fund's outstanding voting securities. For purposes of the 1940 Act, a majority of the outstanding voting securities of a Fund means the vote, at a meeting of the security holders of the Company, of the lesser of (1) 67% or more of the voting securities of the Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund. Except as otherwise noted below, a Fund may not:

     1. Change its investment objective (this restriction does not apply to the iShares MSCI South Africa Index Fund or the iShares MSCI Emerging Markets Index Fund);

     2. Lend any funds or other assets except through the purchase of all or a portion of an issue of securities or obligations of the type in which it is permitted to invest (including participation interests in such securities or obligations) and except that a Fund may lend its portfolio securities in an amount not to exceed 33 1/3% of the value of its total assets;

     3. Issue senior securities or borrow money, except borrowings from banks for temporary or emergency purposes in an amount up to 33 1/3% of the value of the Fund's total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, and the Fund will not purchase securities while borrowings in excess of 5% of the Fund's total assets are outstanding, provided, that for purposes of this restriction, short-term credits necessary for the clearance of transactions are not considered borrowings;

     4. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings. (The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to initial or variation margin for currency transactions and futures contracts will not be deemed to be pledges of the Fund's assets);

     5. Purchase a security (other than obligations of the United States Government, its agencies or instrumentalities) if as a result 25% or more of its total assets would be invested in a single issuer. (This restriction applies to each of the iShares MSCI Mexico, Singapore and South Korea Index Funds only);

     6. Purchase, hold or deal in real estate, or oil, gas or mineral interests or leases, but a Fund may purchase and sell securities that are issued by companies that invest or deal in such assets;

     7. Act as an underwriter of securities of other issuers, except to the extent the Fund may be deemed an underwriter in connection with the sale of securities in its portfolio;

     8. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions, except that a Fund may make margin deposits in connection with transactions in currencies, options, futures and options on futures;

     9.   Sell securities short; or

     10. Invest in commodities or commodity contracts, except that an Fund may buy and sell currencies and forward contracts with respect thereto, and may transact in futures contracts on securities, stock indices and currencies and options on such futures contracts and make margin deposits in connection with such contracts.

Industry concentration. Each of the iShares MSCI Mexico, Singapore and South Korea Index Funds has the following concentration policy: With respect to the two most heavily weighted industries or groups of industries in its benchmark MSCI Index, a Fund will invest in securities (consistent with its investment objective and other investment policies) so that the weighting of each such industry or group of industries in the Fund does not diverge by more than 10% from the respective weighting of such industry or group of industries in its benchmark MSCI Index. An exception to this policy is that if investment in the stock of a single issuer would account for more than 25% of the Fund, the Fund will invest less than 25% of its net assets in such stock and will reallocate the excess to stock(s) in the same industry or group of industries, and/or to stock(s) in another industry or group of industries, in its benchmark MSCI Index. Each Fund will evaluate these industry weightings at least weekly, and at the time of evaluation will adjust its portfolio composition to the extent necessary to maintain compliance with the above policy. A Fund may not concentrate its investments except as discussed above. This policy is a fundamental investment policy and may not be changed without the approval of a majority (as defined in the Investment Company Act of 1940) of a Fund's shareholders.

As of October 31, 2002, as a result of this policy with respect to industry concentration, the following Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:


iShares MSCI Index Fund                            Industry or Industries
--------------------------------------------------------------------------------

Mexico                                     Integrated Telecommunication Services
Singapore                                  Banks
South Korea                                Semiconductors

Each of the iShares MSCI Australia, Austria, Belgium, Brazil, Canada, Emerging Markets, EMU, France, Germany, Hong Kong, Italy, Japan, Malaysia, Netherlands, Pacific ex-Japan, South Africa, Spain, Sweden, Switzerland, Taiwan and United Kingdom Index Funds will not concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that, to the extent practicable, the Fund will concentrate to approximately the same extent that its benchmark MSCI Index concentrates in the stocks of such particular industry or group of industries, provided that the Fund will comply with the diversification requirements applicable to regulated investment companies of the Internal Revenue Code, any underlying Treasury regulations or any successor provision.

As of October 31, 2002, as a result of this policy with respect to industry concentration, the following Funds were concentrated (that is, invested 25% or more of the value of their assets) in the specified industries:

iShares MSCI Index Fund                          Industry or Industries
--------------------------------------------------------------------------------

Australia                                  Banks
Belgium                                    Banks
Hong Kong                                  Real Estate Management & Development
Netherlands                                Integrated Oil and Gas
Pacific ex-Japan                           Banks
Switzerland                                Pharmaceuticals
Taiwan                                     Semiconductors

In addition to the investment restrictions adopted as fundamental policies as set forth above, each Fund observes the following restrictions, which may be changed by the Board without a shareholder vote. A Fund will not:

     1. Invest in the securities of a company for the purpose of exercising management or control, or in any event purchase and hold more than 10% of the securities of a single issuer, provided that the Company may vote the investment securities owned by each Fund in accordance with its views; or

     2. Hold illiquid assets in excess of 15% of its net assets. An illiquid asset is any asset which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

For purposes of the percentage limitation on each Fund's investments in illiquid securities, with respect to each Fund, foreign equity securities, though not registered under the Securities Act of 1933 (the "Securities Act"), are not deemed illiquid if they are otherwise readily marketable. Such securities ordinarily are considered to be "readily marketable" if they are traded on an exchange or other organized market and are not legally restricted from sale by the Fund. The Advisor monitors the liquidity of restricted securities in each Fund's portfolio under the supervision of the Company's Board. In reaching liquidity decisions, the Advisor considers, among other things, the following factors:

     1.   The frequency of trades and quotes for the security;

     2. The number of dealers wishing to purchase or sell the security and the number of other potential purchasers;

     3.   Dealer undertakings to make a market in the security; and

     4. The nature of the security and the nature of the marketplace in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

If a percentage limitation is adhered to at the time of investment or contract, a later increase or decrease in percentage resulting from any change in value or total or net assets will not result in a violation of such restriction, except that the percentage limitations with respect to the borrowing of money and illiquid securities will be observed continuously.

MANAGEMENT OF THE COMPANY

The following information supplements and should be read in conjunction with the section in the Prospectus entitled Management.

Directors and Officers. The Board of Directors has responsibility for the overall management and operations of the Company, including general supervision of the duties performed by the Advisor and other service providers. Each Director serves until his or her successor is duly elected and qualified.

iShares, Inc., iShares Trust, Master Investment Portfolio and Barclays Global Investors Funds, each an open-end management investment company registered under the 1940 Act, are considered to be members of the same fund complex, as defined in Form N-1A under the 1940 Act. Each Director also serves as a Trustee for iShares Trust and, as a result, oversees 56 additional funds within the fund complex. In addition, Richard K. Lyons and Lee T. Kranefuss each serve as a Trustee for Barclays Global Investors Funds and Master Investment Portfolio and, as a result, oversees 25 additional portfolios within the fund complex.

                                           Interested Directors
----------------------------- ------------------- ------------------------------ ----------------------------
                                  Position(s),        Principal Occupation(s)
   Name, Age and Address       Length of Service        During Past 5 Years        Other Directorships Held
----------------------------- ------------------- ------------------------------ ----------------------------
*Lee T. Kranefuss(41)         Trustee, Chairman,  Chief Executive Officer of     Director (since June 18, 2003) of
Barclays Global Investors     and President       the Individual Investor        iShares, Inc.; Board of Trustees
45 Fremont Street             (since June 18,     Business of Barclays Global    for Barclays Global investors
San Francisco, CA 94105       2003)               Investors, N.A;                Funds and Master Investment
                                                  The Boston Consulting Group    Portfolio (since 2001).
                                                  (until 1997).

*Nathan Most (89)             Director (since     Consultant to BGI              Trustee (since 2000) and
P.O. Box 193                  1996).              (1998-2002), American          President (2000-2002) of
Burlingame, CA 94011                              Stock Exchange (1996-2000)     iShares Trust
                                                  and the Hong Kong Stock
                                                  Exchange (1998 to present);
                                                  Consultant to the Amsterdam
                                                  Stock Exchange (1997-1998);
                                                  Consultant to the Pacific
                                                  Stock Exchange (1997-1998).

----------------------------- ------------------- ------------------------------ ----------------------------

* Lee T. Kranefuss and Nathan Most are deemed to be "interested persons" (as defined in the 1940 Act) of the Company due to their affiliations with BGFA, the Funds' investment adviser and BGI, the parent company of BGFA.

                                          Independent Directors
----------------------------- ------------------- ------------------------------ ----------------------------
                                  Position(s),        Principal Occupation(s)
   Name, Age and Address       Length of Service        During Past 5 Years        Other Directorships Held
----------------------------- ------------------- ------------------------------ ----------------------------
John B. Carroll (67)          Director (since     Retired Vice President of      Trustee (since 2001) of
520 Main Street               1996)               Investment Management          iShares Trust; Trustee and
Ridgefield, CT 06877                              (1984-2000) of Verizon         member of the Executive
                                                  Corporation; Advisory Board    Committee (since 1991) of
                                                  member of Ibbotson             The Common Fund
                                                  Associates (1992-1998);        Institutional Funds, a
                                                  former Vice Chairman and       non-profit organization;
                                                  Executive Committee Member     Member of the Board of
                                                  (1994-1998) of the Committee   Managers of JP Morgan
                                                  on Investment of Employee      Private Equity Funds.
                                                  Benefit Assets of the
                                                  Financial Executive
                                                  Institute.

Richard K. Lyons (42)         Director (since     Professor, University of       Trustee (since 2000) of
Haas School of Business,      2001)               California, Berkeley: Haas     iShares Trust; Trustee of
UC Berkeley                                       School of Business (since      Barclays Global Investors
Berkeley, CA 94720                                1993); Consultant for IMF      Funds and Master Investment
                                                  World Bank, Federal Reserve    Portfolio (since 2001);
                                                  Bank, and Citibank N.A.        Board of Trustees: Matthews
                                                  (since 2000).                  Asian Funds since 1995
                                                                                 (oversees 6 portfolios).

                                      Independent Directors (continued)
----------------------------- ------------------- ----------------------------- ------------------------------
                                 Position(s),       Principal Occupation(s)
   Name, Age and Address      Length of Service       During Past 5 Years         Other Directorships Held
----------------------------- ------------------- ----------------------------- ------------------------------

George C. Parker (64)         Director (since     Dean Witter Distinguished      Trustee (since 2000) of
Graduate  School of Business  2001)               Professor of Finance (since    iShares Trust;  Affinity
(Room K301)                                       1994); Associate Dean for      Group (since 1998) Bailard,
Stanford University                               Academic Affairs, Director     Biehl and Kaiser, Inc.
521 Memorial Way                                  of MBA Program, and            (since 1985); California
Stanford, CA 94305                                Professor, Stanford            Casualty Group of
                                                  University: Graduate School    Insurance Companies (since
                                                  of Business (1993-2001).       1978); Continental
                                                                                 Airlines, Inc. (since
                                                                                 1996); Community First
                                                                                 Financial Group (since
                                                                                 1995); Dresdner/RCM Mutual
                                                                                 Funds (1994-2002); Tyon
                                                                                 Ranch Company (since 1999).

W. Allen Reed (56)            Director (since     President and Chief            Trustee (since 2001) of iShares Trust;
General Motors Investment     1996)               Executive Officer (since       Director (since 1994) of General Motors
Management Corp.                                  1994) of General Motors        Investment Management Corporation;
767 Fifth Avenue                                  Investment Management          Director (1995-1998) of Taubman Centers,
New York, NY 10153                                Corporation.                   Inc. (a real estate investment trust);
                                                                                 Director (since 1992) of FLIR Systems
                                                                                 (an imaging technology company);
                                                                                 Director (since 1994) of General Motors
                                                                                 Acceptance Corporation; Director (since
                                                                                 1994) of GMAC Insurance Holdings, Inc.;
                                                                                 Director (since 1995) of Global Emerging Markets
                                                                                 Fund; Director (since 2000) Temple Inland
                                                                                 Industries; Chairman (since 1995) of the
                                                                                 Investment Advisory Committee of Howard
                                                                                 Hughes Medical Institute.

----------------------------- ------------------- --------------------------------------- -------------------------------------

                                               Officers who are not Directors
----------------------------- ------------------- --------------------------------------- -------------------------------------
                                                       Principal Occupation(s)                 Directorships Held by
   Name, Age and Address           Position             During Past 5 Years                           Officers
----------------------------- ------------------- --------------------------------------- -------------------------------------
Michael Latham (37)           Secretary,          Director of Mutual Fund                 None.
Barclays Global Investors     Treasurer and       Delivery in the U.S.
45 Fremont Street             Principal           Individual Investor
San Francisco, CA 94105       Financial Officer   Business of BGI (since
                                                  2000); Head of Operations,
                                                  BGI Europe (1997-2000).

Jeffrey J. Gaboury (34)       Assistant           Director (formerly                      None.
Investors Bank & Trust Co.    Treasurer           Manager), Mutual Fund
200 Clarendon Street                              Administration, Reporting
Boston, MA 02116                                  and Compliance, IBT (since
                                                  1996).

Danell Doty (40)              Assistant           Head of Mutual Fund                     None.
Barclays Global Investors     Secretary           Administration, BGI (since
45 Fremont Street                                 1999); Vice President of
San Francisco, CA 94105                           Operations, Berkeley Capital
                                                  Management (1994-1999); Vice
                                                  President and Secretary, The
                                                  Berkeley Funds (1997-1999).

Susan C. Mosher (48)          Assistant           Senior Director & Senior                None.
Investors Bank & Trust Co.    Secretary           Counsel, Mutual Fund
200 Clarendon Street                              Administration, IBT (since
Boston, MA 02116                                  1995).

Sandra I. Madden (36)         Assistant           Senior Associate Counsel,               None.
Investors Bank & Trust Co.    Secretary           Mutual Fund Administration,

200 Clarendon Street                                IBT (since 1999);
Boston, MA 02116                                    Associate, Scudder Kemper
                                                    Investments, Inc.
                                                    (1996-1999).

Theda Haber (49)              Chief Legal Officer   Attorney/Managing Director,             None
Barclays Global Investors                           Deputy General Counsel and Head
45 Fremont Street                                   of U.S. Legal, BGI (since 1997);
San Francisco, CA 94105                             Attorney/Senior Counsel, BGI
                                                    (1994-2000).

Lois Towers (51)              Assistant Vice        US Compliance Officer, BGI              None.
Barclays Global Investors     President-AML         (since 1999).
45 Fremont Street             Compliance Officer
San Francisco, CA 94105

The following table sets forth, as of December 31, 2001, the dollar range of equity securities beneficially owned by each Director in the Funds and in other registered investment companies overseen by the Director within the same family of investment companies as the Company.

-------------------------- ------------------------------------------------------------- ----------------------------------------
                                                                                            Aggregate Dollar Range of Equity
                                                                                              Securities in All Registered
                                                                                            Investment Companies Overseen by
                                                                                            Director in Family of Investment
    Name of Director              Dollar Range of Equity Securities in the Funds                        Companies
-------------------------- ------------------------------------------------------------- ----------------------------------------
Garrett F. Bouton*         iShares S&P 500 Index Fund:  over $100,000                                 over $100,000
Served as Director         iShares Dow Jones U.S. Technology Sector Index Fund:  over
through June 17, 2003.      $100,000
                           iShares Russell 2000 Value Index Fund:  over $100,000
                           iShares Russell 1000 Value Index Fund:  $50,001 - $100,000
-------------------------- ------------------------------------------------------------- ----------------------------------------
Nathan Most                iShares MSCI EAFE Index Fund:  over $100,000                               over $100,000
-------------------------- ------------------------------------------------------------- ----------------------------------------
John B. Carroll            N/A                                                                             N/A
-------------------------- ------------------------------------------------------------- ----------------------------------------
Richard K. Lyons           iShares S&P 500 Index Fund:  $1 - $10,000                                  $1 - $10,000
-------------------------- ------------------------------------------------------------- ----------------------------------------
George G.C. Parker         iShares S&P 100 Index Fund:  $50,001 - $100,000                            over $100,000
                           iShares S&P Midcap 400/Barra Value Index Fund:  $10,001 -
                            $50,000
                           iShares S&P Global 100 Index Fund:  $10,001 - $50,000
                           iShares Dow Jones U.S. Technology Sector Index Fund:
                            $10,001 - $50,000
                           iShares Russell 1000 Value Index Fund:  over $100,000
                           iShares MSCI France Index Fund:  $10,001 - $50,000
                           iShares MSCI Mexico Index Fund: $10,001 - $50,000
                           iShares MSCI Singapore Index Fund: $10,001 - $50,000
                           iShares MSCI South Korea Index Fund:  $10,001 - $50,000
                           iShares MSCI United Kingdom Index Fund: $10,001 - $50,000
-------------------------- ------------------------------------------------------------- ----------------------------------------
W. Allen Reed              N/A                                                                             N/A
-------------------------- ------------------------------------------------------------- ----------------------------------------

* Served as Director through June 17, 2003

None of the disinterested directors (Messrs. Most, Carroll, Lyons, Parker and
Reed) or their immediate family members own beneficially or of record any securities of BGFA (the Fund's investment adviser), SEI (the Fund's distributor) or any person controlling, controlled by or under common control with, BGFA or SEI.

Committees of the Company. Each Independent Director of the Company serves on the Audit and Nominating Committees of the Company. The purposes of the Audit Committee are to assist the Board of Directors (1) in its oversight of the Company's accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Company; (2) in its oversight of the Company's financial statements and the independent audit thereof; (3) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); and (4) in evaluating the independence of the independent accountants. The Audit Committee of the Company met twice during calendar year ended December 31, 2001.

The Nominating Committee nominates individuals for Independent Director membership on the Board of Directors. The Nominating Committee evaluates candidates' qualifications for board membership, including their independence from the investment adviser and other principal service providers and the potential effects of any other relationship that might impair the independence of a candidate. In addition, the Nominating Committee periodically reviews the composition of the Board of Directors to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board of Directors. The Nominating Committee met once during the calendar year ended December 31, 2001.

Remuneration of Directors and Officers. The Company pays each Director an annual retainer of $50,000 plus a per meeting fee of $500 for meetings of the Board attended by the Director. The Company also reimburses each Director for travel and other out-of-pocket expenses incurred by him/her in connection with attending such meetings.

The table below sets forth the compensation paid to each Director during the calendar year ended December 31, 2001:

                            Aggregate         Pension or
                            Estimated         Retirement                          Total Estimated
                           Compensation    Benefits Accrued   Estimated Annual     Compensation
                             from the     As Part of Company    Benefits Upon      From the Fund
Name of Director             Company          Expenses**        Retirement**     and Fund Complex*
----------------           ------------   ------------------  ----------------   -----------------
Garrett F. Bouton***1 ..   $      0        Not Applicable.    Not Applicable.       $      0
John B. Carroll ........   $ 50,000        Not Applicable.    Not Applicable.       $ 50,000
Richard K. Lyons*** ....   $      0        Not Applicable.    Not Applicable.       $ 52,500
Nathan Most ............   $119,500        Not Applicable.    Not Applicable.       $172,000
George G.C. Parker*** ..   $      0        Not Applicable.    Not Applicable.       $ 52,500
W. Allen Reed ..........   $ 50,000        Not Applicable.    Not Applicable.       $ 50,000

* Includes compensation as Trustee of iShares Trust, an investment company with over 50 investment portfolios also advised by BGFA.

** No Director or Officer is entitled to any pension or retirement benefits from the Company.

*** Messrs. Bouton, Lyons and Parker did not serve as Directors of the Company during the year ended December 31, 2001.

1    Served as Director through June 17, 2003.

Directors and officers of the Company collectively owned less than 1% of each of the Company's outstanding shares as of October 2, 2002.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Although the Company does not have information concerning the beneficial ownership of iShares held in the names of DTC Participants, as of December 14, 2002, the name, address and percentage ownership of each DTC Participant that owned of record 5% or more of the outstanding shares of a Fund were as follows:

iShares MSCI Index Fund          Name and Address                               Percentage of Ownership
-----------------------          ----------------                               -----------------------
Australia                        JPMorgan Chase Bank                                    41.02%
                                 One Chase Manhattan Plaza
                                 New York, NY  10081

                                 Morgan Stanley & Co.                                   11.72%
                                 One Pierrepont Plaza
                                 Brooklyn, NY  11201

                                 Merrill Lynch Pierce Fenner & Smith Inc.                7.33%
                                 Safekeeping
                                 101 Hudson Street
                                 Jersey City, NJ  07302


iShares MSCI Index Fund              Name and Address                                     Percentage of Ownership
-----------------------              ----------------                                     -----------------------
Austria                              Morgan Stanley & Co.                                         29.62%
                                     One Pierrepont Plaza
                                     Brooklyn, NY  11201

                                     Merrill Lynch Pierce Fenner & Smith Inc.                     26.41%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Salomon Smith Barney Inc.                                     9.51%
                                     333 West 34th Street, 3rd Floor
                                     New York, NY  10001

                                     National Financial Services Corp.                             8.43%
                                     200 Liberty Street, 5th Floor
                                     New York, NY 10281

                                     Citibank/Private Banking                                      6.58%
                                     One Court Square, 22nd Floor
                                     Long Island City, NY  11120

                                     Charles Schwab & Co., Inc.                                    6.46%
                                     Newport Financial Center
                                     111 Pavonia Avenue East, 3rd Floor
                                     Jersey City, NJ  07310


Belgium                              Citibank/Private Banking                                     15.55%
                                     One Court Square, 22nd Floor
                                     Long Island City, NY  11120

                                     Salomon Smith Barney Inc.                                    11.84%
                                     333 West 34th Street, 3rd Floor
                                     New York, NY  10001

                                     Merrill Lynch Pierce Fenner & Smith Inc.                     10.87%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Spear, Leeds & Kellogg                                        9.47%
                                     120 Broadway, 5th Floor
                                     New York, NY  10006

                                     Charles Schwab & Co., Inc.                                    6.51%
                                     Newport Financial Center
                                     111 Pavonia Avenue East, 3rd Floor
                                     Jersey City, NJ  07310


Brazil                               Morgan Stanley & Co.                                         22.34%
                                     One Pierrepont Plaza
                                     Brooklyn, NY  11201

                                     Boston Safe Deposit & Trust Co.                              13.35%
                                     One Cabot Road
                                     Medford, MA  02155


iShares MSCI Index Fund              Name and Address                                   Percentage of Ownership
-----------------------              ----------------                                   -----------------------
                                     Brown Bros. Harriman & Co.                                   12.83%
                                     59 Wall Street
                                     New York, NY  10005

                                     Merrill Lynch Pierce Fenner & Smith Inc.                      8.43%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Bear Stearns Securities Corp.                                 5.62%
                                     One Metrotech Center North
                                     Brooklyn, NY  11201


Canada                               Merrill Lynch Pierce Fenner & Smith Inc.                     22.25%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Citibank, N.A.                                               21.57%
                                     1410 Westshore Blvd.
                                     Tampa, FL  33607

                                     Salomon Smith Barney Inc.                                    10.98%
                                     333 West 34th Street, 3rd Floor
                                     New York, NY  10001

                                     Brown Bros. Harriman & Co.                                    7.78%
                                     59 Wall Street
                                     New York, NY  10005

                                     Charles Schwab & Co., Inc.                                    7.46%
                                     Newport Financial Center
                                     111 Pavonia Avenue East, 3rd Floor
                                     Jersey City, NJ  07310

                                     UBS PaineWebber, Inc.                                         5.87%
                                     1285 Avenue of the Americas
                                     New York, NY  10019


EMU                                  Merrill Lynch Pierce Fenner & Smith Inc.                     22.25%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Brown Bros. Harriman & Co.                                    9.58%
                                     59 Wall Street
                                     New York, NY  10005

                                     JPMorgan Chase Bank                                           8.83%
                                     One Chase Manhattan Plaza
                                     New York, NY  10081

                                     Morgan Stanley & Co.                                          8.35%
                                     One Pierrepont Plaza
                                     Brooklyn, NY  11201


iShares MSCI Index Fund           Name and Address                            Percentage of Ownership
-----------------------           ----------------                            -----------------------
                                  Royal Trust Corp.                                   7.39%
                                  733 3rd Avenue
                                  New York, NY 10017

                                  State Street Bank & Trust Company                   6.81%
                                  1776 Heritage Drive
                                  Quincy, MA  02171

                                  Morgan Stanley Dean Witter, Inc.                    6.56%
                                  New York, NY  10048

France                            State Street Bank & Trust Company                  17.57%
                                  1776 Heritage Drive
                                  Quincy, MA  02171

                                  Brown Bros. Harriman & Co.                         10.86%
                                  59 Wall Street
                                  New York, NY  10005

                                  Morgan Stanley & Co.                               10.58%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Merrill Lynch Pierce Fenner & Smith Inc.           10.58%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302


Germany                           Morgan Stanley & Co.                               19.56%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Merrill Lynch Pierce Fenner & Smith Inc.           14.48%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Brown Bros. Harriman & Co.                          6.43%
                                  59 Wall Street
                                  New York, NY  10005

                                  State Street Bank & Trust Company                   5.57%
                                  1776 Heritage Drive
                                  Quincy, MA  02171

                                  Charles Schwab & Co., Inc.                          5.34%
                                  Newport Financial Center
                                  111 Pavonia Avenue East, 3rd Floor
                                  Jersey City, NJ  07310


Hong Kong                         Morgan Stanley & Co.                               16.97%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Deutsche Bank Securities, Inc.                     13.84%
                                  175 Water Street
                                  New York, NY  10038


iShares MSCI Index Fund           Name and Address                            Prcentage of Ownership
-----------------------           ----------------                            ----------------------
                                  Merrill Lynch Pierce Fenner & Smith                 13.61%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Bear Stearns Securities Corp.                        7.92%
                                  One Metrotech Center North
                                  Brooklyn, NY  11201

                                  Bankers Trust Co.                                    7.20%
                                  16 Wall Street
                                  New York, NY 10015

                                  UBS PaineWebber, Inc.                                5.22%
                                  1285 Avenue of the Americas
                                  New York, NY  10019


Italy                             Morgan Stanley & Co.                                30.47%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Merrill Lynch Pierce Fenner & Smith                 17.19%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Brown Bros. Harriman & Co.                           6.82%
                                  59 Wall Street
                                  New York, NY  10005


Japan                             Merrill Lynch Pierce Fenner & Smith                  9.53%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Morgan Stanley & Co.                                 7.74%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Brown Bros. Harriman & Co.                           5.72%
                                  59 Wall Street
                                  New York, NY  10005

Malaysia                          Brown Bros. Harriman & Co.                          26.73%
                                  59 Wall Street
                                  New York, NY  10005

                                  State Street Bank & Trust Company                   20.65%
                                  1776 Heritage Drive
                                  Quincy, MA  02171

                                  Salomon Smith Barney Inc.                            7.70%
                                  333 West 34th Street, 3rd Floor
                                  New York, NY  10001


Mexico                            Morgan Stanley & Co.                                20.78%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201


iShares MSCI Index Fund           Name and Address                             Prcentage of Ownership
-----------------------           ----------------                             ----------------------
                                  Merrill Lynch Pierce Fenner & Smith                   8.87%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Bank of New York                                      6.32%
                                  One Wall Street
                                  New York, NY  10286

                                  State Street Bank & Trust Company                     5.27%
                                  1776 Heritage Drive
                                  Quincy, MA  02171


Netherlands                       Merrill Lynch Pierce Fenner & Smith                  16.10%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Citibank, N.A.                                        8.01%
                                  1410 Westshore Blvd.
                                  Tampa, FL  33607

                                  State Street Bank & Trust Company                     7.21%
                                  1776 Heritage Drive
                                  Quincy, MA  02171

                                  JPMorgan Chase Bank                                   6.79%
                                  One Chase Manhattan Plaza
                                  New York, NY  10081

                                  Morgan Stanley & Co.                                  5.73%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Swiss American Securities, Inc.                       5.68%
                                  12 E. 49th Street
                                  New York, NY  10017


Pacific ex-Japan                  Boston Safe Deposit & Trust Co.                      15.59%
                                  One Cabot Road
                                  Medford, MA  02155

                                  Morgan Stanley & Co.                                 11.93%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Brown Bros. Harriman & Co.                            7.37%
                                  59 Wall Street
                                  New York, NY  10005

                                  Royal Trust Corp.                                     6.57%
                                  733 3rd Avenue
                                  New York, NY 10017

                                  Bankers Trust Co.                                     6.02%
                                  16 Wall Street
                                  New York, NY 10015


iShares MSCI Index Fund           Name and Address                            Percentage of Ownership
-----------------------           ----------------                            -----------------------
Singapore                         Morgan Stanley & Co.                                33.05%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Spear, Leeds & Kellogg                               5.46%
                                  120 Broadway, 5th Floor
                                  New York, NY  10006

                                  Charles Schwab & Co., Inc.                           5.36%
                                  Newport Financial Center
                                  111 Pavonia Avenue East, 3rd Floor
                                  Jersey City, NJ  07310


South Korea                       Deutsche Bank Securities, Inc.                      20.45%
                                  175 Water Street
                                  New York, NY  10038

                                  Brown Bros. Harriman & Co.                          15.21%
                                  59 Wall Street
                                  New York, NY  10005

                                  Morgan Stanley & Co.                                 9.08%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Royal Trust Corp.                                    7.62%
                                  733 3rd Avenue
                                  New York, NY 10017

                                  Boston Safe Deposit & Trust Co.                      5.95%
                                  One Cabot Road
                                  Medford, MA  02155


Spain                             Merrill Lynch Pierce Fenner & Smith                 29.94%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302

                                  Morgan Stanley & Co.                                 6.06%
                                  One Pierrepont Plaza
                                  Brooklyn, NY  11201

                                  Charles Schwab & Co., Inc.                           6.30%
                                  Newport Financial Center
                                  111 Pavonia Avenue East, 3rd Floor
                                  Jersey City, NJ  07310

                                  Swiss American Securities, Inc.                      5.73%
                                  12 E. 49th Street
                                  New York, NY  10017


Sweden                            Merrill Lynch Pierce Fenner & Smith                 32.33%
                                  Safekeeping
                                  101 Hudson Street
                                  Jersey City, NJ  07302


iShares MSCI Index Fund              Name and Address                                    Percentage of Ownership
-----------------------              ----------------                                    -----------------------
                                     JPMorgan Chase Bank                                           7.61%
                                     One Chase Manhattan Plaza
                                     New York, NY  10081

                                     National Financial Services Corp.                             6.91%
                                     200 Liberty Street, 5th Floor
                                     New York, NY 10281

                                     Morgan Stanley & Co.                                          6.65%
                                     One Pierrepont Plaza
                                     Brooklyn, NY  11201

                                     Charles Schwab & Co., Inc.                                    5.55%
                                     Newport Financial Center
                                     111 Pavonia Avenue East, 3rd Floor
                                     Jersey City, NJ  07310


Switzerland                          Brown Bros. Harriman & Co.                                   20.51%
                                     59 Wall Street
                                     New York, NY  10005

                                     Merrill Lynch Pierce Fenner & Smith                          11.64%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Swiss American Securities, Inc.                               9.64%
                                     12 E. 49th Street
                                     New York, NY  10017

                                     Morgan Stanley & Co.                                          7.77%
                                     One Pierrepont Plaza
                                     Brooklyn, NY  11201

                                     State Street Bank & Trust Company                             5.15%
                                     1776 Heritage Drive
                                     Quincy, MA  02171


Taiwan                               State Street Bank & Trust                                    20.79%
                                     1776 Heritage Drive
                                     Quincy, MA  02171

                                     Boston Safe Deposit & Trust Co.                               8.69%
                                     One Cabot Road
                                     Medford, MA  02155

                                     JPMorgan Chase Bank                                           8.34%
                                     One Chase Manhattan Plaza
                                     New York, NY  10081

                                     Citibank, N.A.                                                8.03%
                                     1410 Westshore Blvd.
                                     Tampa, FL  33607

                                     Morgan Stanley & Co.                                          7.99%
                                     One Pierrepont Plaza
                                     Brooklyn, NY  11201


iShares MSCI Index Fund              Name and Address                                    Percentage of Ownership
-----------------------              ----------------                                    -----------------------
                                     Salomon Smith Barney Inc.                                     7.47%
                                     333 West 34th Street, 3rd Floor
                                     New York, NY  10001

                                     Brown Bros. Harriman & Co.                                    7.95%
                                     59 Wall Street
                                     New York, NY  10005

                                     Merrill Lynch Pierce Fenner & Smith                           6.99%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302


United Kingdom                       Royal Trust Corp.                                            13.80%
                                     733 3rd Avenue
                                     New York, NY 10017

                                     JPMorgan Chase Bank                                           8.64%
                                     One Chase Manhattan Plaza
                                     New York, NY  10081

                                     Merrill Lynch Pierce Fenner & Smith                           8.30%
                                     Safekeeping
                                     101 Hudson Street
                                     Jersey City, NJ  07302

                                     Brown Bros. Harriman & Co.                                    6.91%
                                     59 Wall Street
                                     New York, NY  10005

INVESTMENT ADVISORY, MANAGEMENT, ADMINISTRATIVE AND DISTRIBUTION SERVICES

Investment Advisor. Barclays Global Fund Advisors (the "Advisor") acts as investment advisor to the Company and, subject to the supervision of the Board, is responsible for the investment management of each Fund. The Advisor is a California corporation indirectly owned by Barclays Bank PLC, and is registered as an investment advisor under the Investment Advisers Act of 1940. The Advisor and its parent, Barclays Global Investors, N.A., manage, administer or advise assets aggregating in excess of $690 billion as of September 30, 2002.

The Advisor serves as investment advisor to each Fund pursuant to an Advisory Agreement (the "Advisory Agreement") between the Company and the Advisor dated December 28, 2001 (except that the Advisory Agreement applicable to the iShares MSCI Singapore Index Fund (the Singapore Index Fund) is dated May 8, 2000). Under the Advisory Agreement, the Advisor, subject to the supervision of the Company's Board and in conformity with the stated investment policies of each Fund, manages the investment of each Fund's assets. The Advisor may enter into subadvisory agreements with additional investment advisors to act as subadvisors with respect to particular Fund. The Advisor will pay subadvisors, if any, out of the fees received by the Advisor. The Advisor is responsible for (i) placing purchase and sale orders, (ii) providing continuous supervision of the investment portfolio of each Fund, and (iii) the general management of the Company's affairs. For its investment management services to each Fund, except the four (4) Funds listed below, the Advisor is paid a fee equal to each of those Fund's allocable portion of: .59% per annum of the aggregate net assets of those Funds less than or equal to $7 billion, plus .54% per annum of the aggregate net assets of those Funds between $7 billion and $11 billion, plus ..49% per annum of the aggregate net assets of those Funds in excess of $11 billion; for its investment management services to the iShares MSCI Brazil, South Africa, South Korea and Taiwan Index Funds, the Advisor is paid management fees equal to each of those Fund's allocable portion of: 0.74% per annum of the aggregate net assets of those Funds less than or equal to $2 billion, plus 0.69% per annum of the aggregate net assets of those Funds between $2 billion and $4 billion, plus 0.64% per annum of the aggregate net assets of those Funds greater than $4 billion; for its investment management services to the iShares

MSCI Pacific ex-Japan Index Fund, the Advisor is paid management fees equal to 0.50% per annum of the net assets of that Fund; for its investment management services to the iShares MSCI Emerging Markets Index Fund, the Advisor is paid management fees equal to 0.75% per annum of the net assets of that Fund.

Pursuant to the Advisory Agreement, with the exception of the Singapore Index Fund, the Advisor is responsible for the payment of all of the expenses of each Fund, other than (i) expenses of the Funds incurred in connection with the execution of portfolio securities transactions on behalf of such Funds, (ii) expenses incurred in connection with any distribution plan adopted by the Company in compliance with Rule 12b-1 under the Investment Company Act of 1940,
(iii) litigation expenses, (iv) taxes (including, but not limited to, income, excise, transfer and withholding taxes), (v) any cost or expense that a majority of the Directors of the Company who are not "interested persons" (as defined in the Investment Company Act of 1940) deems to be an extraordinary expense and
(vi) the advisory fee payable to the Advisor under the Advisory Agreement. (The Singapore Index Fund, by contrast, pays its own expenses and the Advisor receives fees equal to the difference between such expenses and the rate specified above for the Singapore Index Fund (subject to the exceptions noted in the previous sentence) or reimburses expenses to the extent necessary to cause the Singapore Index Fund's expenses to be at the specified rate (again, subject to the same exceptions). The shareholders of the Singapore Index Fund may vote to approve the advisory fee arrangement applicable to each other Fund, if that approval occurs no later than January 24, 2002.) The management fees are accrued daily and paid by the Company as soon as practical after the last day of each calendar quarter.

The Company's management fees, like those paid by most index funds, are lower than those paid by many actively managed funds. One reason for the difference in fee levels is that passive management requires fewer investment, research and trading decisions, thereby justifying lower fees. Pursuant to the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Company, unless caused by the Advisor's willful malfeasance, bad faith or gross negligence in the performance of its duties or reckless disregard of its duties and obligations under the Advisory Agreement. The Advisory Agreement, with respect to all Funds, is subject to annual approval by (1) the Company's Board or (2) vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Company, provided that in either event the continuance also is approved by a majority of the Company's Board who are not interested persons (as defined in the 1940 Act) of the Company by vote cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement is terminable without penalty, on 60 days' notice, by the Company's Board or by vote of the holders of a majority (as defined in the 1940
Act) of the Company's outstanding voting securities. The Advisory Agreement is also terminable upon 60 days' notice by the Advisor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Advisory Agreement between the Company and BGFA was most recently approved by the Board of Trustees on May 21, 2002. In making the determination to approve the Investment Advisory Agreement, the Board considered the qualifications of BGFA to provide advisory services, an analysis of BGFA's profitability, and the reasonableness of the advisory fees paid to BGFA in relation to the services provided and the advisory fees paid by other comparable mutual funds. Based on these considerations, the Board concluded that the terms of the Advisory Agreement are fair and reasonable with respect to the Company, are in the best interests of the Company's shareholders, and are similar to those which could have been obtained through arm's length negotiations.

For its advisory services, the Company paid and accrued the following fees to the Advisor:


                                      Fiscal Year             Fiscal Year           Fiscal Year
                                         Ended                   Ended                 Ended
        Fund                        August 31, 2000        August 31, 2001        August 31, 2002
        ------------------------- --------------------- ---------------------- ----------------------
        Australia                      $148,628                $113,828               $327,154
        Austria                         $19,889                      $0                $52,808
        Belgium                         $25,952                      $0                $37,985
        Brazil                             $410(1)               $9,271               $637,828
        Canada                          $23,119                  $3,760               $181,343
        Emerging Markets(2)                 N/A                     N/A                    N/A
        EMU                              $7,196(3)              $86,333               $489,430
        France                         $208,698                $177,550               $259,112
        Germany                        $415,826                $406,730               $521,451
        Hong Kong                      $203,154                $153,909               $380,665
        Italy                          $154,493                 $86,114               $139,606

                                   Fiscal Year Ended      Fiscal Year Ended      Fiscal Year Ended
        Fund                        August 31, 2000        August 31, 2001        August 31, 2002
        ------------------------- --------------------- ---------------------- ----------------------
        Japan                        $2,363,952              $2,011,201             $2,733,089
        Malaysia                       $264,088                $179,613               $394,527
        Mexico                          $45,446                 $32,399               $496,588
        Netherlands                     $61,274                 $60,956                $94,688
        Pacific ex-Japan(4)                   N/A                   N/A               $205,239
        Singapore                      $268,788                $153,096               $252,406
        South Africa(5)                       N/A                   N/A                    N/A
        South Korea                      $8,252(6)              $22,313               $520,694
        Spain                           $94,886                 $63,808                $88,489
        Sweden                          $52,196                  $7,760                $37,202
        Switzerland                     $88,433                 $72,584               $148,854
        Taiwan                          $16,530(7)             $181,157               $914,919
        United Kingdom                 $349,463                $432,898               $587,967
         ---------------------

(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(2) The Fund expects to be available for sale to the public on or about April 11, 2003.
(3) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(4)  The Fund commenced operations on October 26, 2001.
(5)  The Fund commenced operations on February 7, 2003.
(6) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(7) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Under the advisory agreement in effect for each Fund prior to December 28, 2001, each Fund paid its own expenses and Barclays Global Fund Advisors received fees equal to the difference between such expenses and specified rates (subject to the exceptions noted above) or reimbursed expenses to the extent necessary to cause the Fund's expenses to be at such specified rates (again, subject to the same exceptions). (As discussed above, this agreement currently remains in effect for the iShares MSCI Singapore Index Fund.) The net advisory fees and total expenses of each Fund were not affected by the recent changes to the Advisory Agreement. Pursuant to the prior advisory agreement, the following reimbursement was paid and accrued to the Company by the Advisor:

                                   Fiscal Year Ended    Fiscal Year Ended
        Fund                        August 31, 2000      August 31, 2001
        ------------------------- -------------------- ---------------------
        Australia                             $0                    $0
        Austria                           $4,019               $14,481
        Belgium                               $0                $3,325
        Brazil                          $13,265(1)                  $0
        Canada                            $3,428                    $0
        Emerging Markets(2)                  N/A                   N/A
        EMU                             $29,111(3)                  $0
        France                                $0                    $0
        Germany                               $0                    $0
        Hong Kong                             $0                    $0
        Italy                                 $0                    $0
        Japan                                 $0                    $0
        Malaysia                              $0                    $0
        Mexico                              $463                    $0
        Netherlands                           $0                    $0
        Pacific ex-Japan(4)                  N/A                   N/A
        Singapore                             $0                    $0
        South Africa(5)                      N/A                   N/A
        South Korea                      $21,736(6)                 $0
        Spain                                 $0                    $0
        Sweden                                $0                    $0
        Switzerland                           $0                    $0
        Taiwan                           $37,794(7)                 $0
        United Kingdom                        $0                    $0
         ---------------------
(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.

(2) The Fund expects to be available for sale to the public on or about April 11, 2003.
(3) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(4)  The Fund commenced operations on October 26, 2001.
(5)  The Fund commenced operations on February 7, 2003.
(6) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(7) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Code of Ethics. Each of the Company, the Advisor and the Company's Distributor, SEI Investments Distribution Co. (the "Distributor"), have adopted a Code of Ethics designed to prevent affiliated persons of the Company, the Advisor and the Distributor from engaging in deceptive, manipulative or fraudulent activities in connection with securities held or to be acquired by the Funds.

Administrator, Custodian and Transfer Agent. On May 25, 2002, Investors Bank & Trust Company ("Investors Bank") began serving as Administrator, Custodian and Transfer Agent for the Funds. Its principal address is 200 Clarendon Street, Boston, MA 02111. Under the Administration Agreement with the Company, Investors Bank provides necessary administrative and accounting services for the maintenance and operations of the Company and each Fund. In addition, Investors Bank makes available the office space, equipment, personnel and facilities required to provide such services. Investors Bank pays Morgan Stanley & Co. Incorporated a fee of 0.05% of the average daily net assets of the Company for sub-administration services as described under "The Sub-Administrator" below. Under the Custodian Agreement with the Company, Investors Bank maintains in separate accounts cash, securities and other assets of the Company and each Fund, keeps all necessary accounts and records, and provides other services. Investors Bank is required, upon the order of the Company, to deliver securities held by Investors Bank and to make payments for securities purchased by the Company for each Fund. Also, under a Delegation Agreement, Investors Bank is authorized to appoint certain foreign custodians or foreign custody managers for Fund investments outside the United States. Pursuant to a Transfer Agency and Service Agreement with the Company, Investors Bank acts as a transfer agent for each Fund's authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Company. As compensation for the foregoing services, Investors Bank receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by BGFA from its management fee.

Administrative Fees. For its administrative services, the Company paid and accrued the following fees during the periods indicated in the following table:

                                      Fiscal Year           Fiscal Year           Fiscal Year
                                         Ended                 Ended                 Ended
        Fund                        August 31, 2000      August 31, 2001       August 31, 2002(1)
        ------------------------- -------------------- --------------------- -----------------------
        Australia                      $106,930                $82,034                 $20,376
        Austria                         $19,678                $16,537                  $3,646
        Belgium                         $22,408                $16,152                  $3,220
        Brazil                           $4,908(2)             $24,693                  $5,774
        Canada                          $23,780                $31,647                  $8,908
        Emerging Markets(3)                 N/A                    N/A                     N/A
        EMU                              $6,012(4)             $86,065                 $30,128
        France                         $152,143               $115,968                 $19,337
        Germany                        $272,489               $220,636                 $37,663
        Hong Kong                      $141,347                $98,077                 $19,083
        Italy                          $107,296                $65,865                 $11,001
        Japan                        $1,506,281               $942,137                $181,964
        Malaysia                       $185,310               $127,986                 $25,333
        Mexico                          $45,292                $58,484                 $13,749
        Netherlands                     $47,334                $48,662                  $7,707
        Pacific ex-Japan(5)                 N/A                    N/A                  $4,875
        Singapore                      $188,421                $98,430                 $54,583
        South Africa(6)                     N/A                    N/A                     N/A
        South Korea                      $8,322(7)             $29,066                 $16,669
        Spain                           $71,035                $51,020                  $9,067
        Sweden                          $42,428                $24,633                  $3,646
        Switzerland                     $69,813                $61,178                 $11,026
        Taiwan                           $9,318(8)            $131,529                 $40,700
        United Kingdom                 $226,121               $210,427                 $42,138

(1) Prior to May 20, 2002 PFPC, Inc. ("PFPC") was paid for administrative services it provided to each Fund. From May 20, 2002 to August 31, 2002, Investors Bank was paid for administrative services it provided to each Fund. All such fees were paid by the Company prior to December 28, 2001, at which time each Fund (other than the iShares MSCI Singapore Index Fund) entered into a new Investment Advisory Agreement obligating BGFA to pay the administration fees for each Fund (other than the iShares MSCI Singapore Index Fund).
(2) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(3) The Fund expects to be available for sale to the public on or about April 11, 2003.
(4) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(5)  The Fund commenced operations on October 26, 2001.
(6)  The Fund commenced operations on February 7, 2003.
(7) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(8) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Sub-Administrator. Morgan Stanley & Co. Incorporated provides certain sub-administrative services relating to the Company pursuant to a Sub-Administration Agreement and receives a fee from the Administrator equal to 0.05% of the Company's average daily net assets for providing such services. Morgan Stanley & Co. Incorporated, as Sub-Administrator, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company. The principal business address of Morgan Stanley & Co. Incorporated is 1585 Broadway, New York, New York, 10036.

For sub-administrative services, PFPC and BGI paid or accrued the following fees to the Sub-Administrator and its affiliates:

                                   Fiscal Year Ended     Fiscal Year Ended     Fiscal Year Ended
        Fund                        August 31, 2000       August 31, 2001       August 31, 2002(1)
        ------------------------- -------------------- ---------------------- -----------------------
        Australia                       $30,652                 $27,308                  $9,503
        Austria                          $5,555                  $5,505                  $1,699
        Belgium                          $6,385                  $5,379                  $1,501
        Brazil                           $1,636(2)               $8,220                  $2,704
        Canada                           $7,050                 $10,535                  $4,156
        Emerging Markets(3)                 N/A                     N/A                     N/A
        EMU                              $2,004(4)              $28,644                 $14,053
        France                          $44,197                 $38,617                  $9,018
        Germany                         $80,143                 $73,466                 $17,567
        Hong Kong                       $40,420                 $32,659                  $8,911
        Italy                           $31,093                 $21,931                  $5,132
        Japan                          $432,336                $313,575                 $84,726
        Malaysia                        $53,762                 $42,608                 $11,803
        Mexico                          $13,186                 $19,461                  $6,408
        Netherlands                     $13,362                 $16,203                  $3,594
        Pacific ex-Japan(5)                 N/A                     N/A                  $2,298
        Singapore                       $52,989                 $32,781                 $41,496
        South Africa(6)                     N/A                     N/A                     N/A
        South Korea                      $2,774(7)               $9,676                  $7,820
        Spain                           $20,513                 $16,990                  $4,230
        Sweden                          $12,361                  $8,205                  $1,702
        Switzerland                     $20,057                 $20,372                  $5,141
        Taiwan                           $3,106(8)              $43,778                 $19,054
        United Kingdom                  $65,478                 $70,067                 $19,647

---------------------
(1) PFPC paid fees prior accrued September 1, 2001 through May 19, 2002; BGI paid fees accrued May 20, 2002 through August 31, 2002.
(2) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(3) The Fund expects to be available for sale to the public on or about April 11, 2003.
(4) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(5)  The Fund commenced operations on October 26, 2001.
(6)  The Fund commenced operations on February 7, 2003.
(7) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(8) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

Distributor. SEI Investments Distribution Co. is the principal underwriter and distributor of iShares. The Distributor's principal offices are located at One Freedom Valley Drive, Oaks, PA 19456. Investor information can be obtained by calling 1-800-iShares (1-800-474-2737). The Distributor has entered into an agreement with the

Company which continues for two years from its effective date, and is renewable annually thereafter (the "Distribution Agreement"), pursuant to which it distributes Company shares.

iShares are continuously offered for sale by the Company through the Distributor only in Creation Units, as described below under "Purchase and Issuance of iShares in Creation Units." iShares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Company. The Distributor delivers a prospectus to persons purchasing iShares in Creation Units and maintains records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the National Association of Securities Dealers, Inc. SEI Investments Distribution Co. as Distributor, has no role in determining the investment policies of the Company or which securities are to be purchased or sold by the Company.

To compensate the Distributor for the distribution-related services it provides, and broker-dealers authorized by the Distributor for distribution services they provide, including for example, advertising, sales and marketing expenses, the Company has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Company's Plan, for each Fund other than the iShares MSCI Pacific ex-Japan Index Fund, the Distributor is entitled to receive a distribution fee, accrued daily and paid monthly, calculated with respect to each Fund at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed 0.25% of the average daily net assets of such Fund. From time to time the Distributor may waive all or a portion of these fees.

The Plan is designed to enable the Distributor to be compensated by the Company for distribution services provided by it with respect to each Fund other than the iShares MSCI Pacific ex-Japan Index Fund. Payments under the Plan are not tied exclusively to the distribution expenses actually incurred by the Distributor. The Board, including a majority of the Directors who are not interested persons of the Company and who have no direct or indirect financial interest in the operation of the Plan ("Independent Directors"), evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in doing so consider all relevant factors, including expenses borne by the Distributor in the current year and in prior years and amounts received under the Plan.

Under its terms, the Plan remains in effect from year to year, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Directors. The Plan may not be amended to increase materially the amount to be spent for the services provided by the Distributor without approval by the shareholders of the Fund to which the Plan applies, and all material amendments of the Plan also require Board approval. The Plan may be terminated at any time, without penalty, by vote of a majority of the Independent Directors, or, with respect to the Fund to which it applies, by a vote of a majority of the outstanding voting securities of such Fund (as such vote is defined in the 1940 Act). If a Plan is terminated (or not renewed) with respect to any one or more Fund to which it applies, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed). Pursuant to the Distribution Agreement, the Distributor will provide the Board periodic reports of any amounts expended under the Plan and the purpose for which such expenditures were made.

The distribution fees payable under the 12b-1 Plan are used to pay distribution related expenses, including: compensation to the distributor at a rate fixed by the Company's Board of Directors from time to time (currently 0.02% of the Company's average daily net assets, subject to an annual minimum of $845,000); compensation to a sales and marketing consultant retained by the Company at a rate of 0.035% of the Company's average daily net assets attributed to the Company's original 17 Funds; and reimbursements of expenses incurred by the distributor and other persons (principally the Advisor) in connection with the distribution of the Company's shares.

In addition, the Distributor also has entered into sales and investor services agreements with broker-dealers or other persons that are DTC Participants (as defined below) to provide distribution assistance, including broker-dealer and shareholder support and educational and promotional services. Under the terms of each sales and investor services agreement, the Distributor will pay such broker-dealers or other persons, out of Rule 12b-1 fees received from the Fund to which such fees apply, at the annual rate of up to 0.25 of 1% of the average daily net asset value of iShares held through DTC for the account of such DTC Participant. The amounts of the fees paid to the distributor and the sales and marketing consultant are not dependent on the amount of distribution expenses actually incurred by such persons.

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, (i) by vote of a majority of the Directors who are not interested persons of the Company (as defined under the 1940 Act) or
(ii) by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the relevant Fund, on at least 60 days' written notice to the Distributor. The Distribution Agreement is also terminable upon 60 days' notice by the Distributor and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

As principal underwriter and distributor of iShares, SEI received the following amounts pursuant to the Plan:

                                   March 28, 2000       Fiscal Year Ended     Fiscal Year Ended
                                       through           August 31, 2001        August 31, 2002
        Fund                       August 31, 2000
        ------------------------- ------------------- ---------------------- -----------------------
        Australia                      $66,338               $136,549                $168,339
        Austria                        $11,546                $27,523                 $32,080
        Belgium                        $14,060                $26,887                 $24,099
        Brazil                         $8,179(1)              $41,100                $228,648
        Canada                         $18,702                $52,667                 $91,773
        Emerging Markets(2)                N/A                    N/A                     N/A
        EMU                           $10,021(3)             $143,207                $248,069
        France                        $101,660               $193,060                $137,825
        Germany                       $192,778               $367,265                $269,909
        Hong Kong                      $83,315               $163,260                $191,230
        Italy                          $72,173               $109,650                 $77,462
        Japan                         $929,584             $1,568,286              $1,374,835
        Malaysia                      $118,841               $213,047                $205,689
        Mexico                         $30,779                $97,341                $236,900
        Netherlands                    $27,343                $81,006                 $54,040
        Pacific ex-Japan(4)                N/A                    N/A                     N/A
        Singapore                     $100,657               $163,869                $207,777
        South Africa(5)                    N/A                    N/A                     N/A
        South Korea                   $13,870(6)              $48,377                $202,505
        Spain                          $46,035                $84,938                 $53,098
        Sweden                         $28,601                $41,017                 $25,008
        Switzerland                    $44,744               $101,847                 $80,898
        Taiwan                        $15,531(7)             $218,895                $371,701
        United Kingdom                $156,078               $350,308                $300,622

         ---------------------
(1) For the period July 11, 2000 (commencement of operations) through August 31, 2000.
(2) The Fund expects to be available for sale to the public on or about April 11, 2003.
(3) For the period July 26, 2000 (commencement of operations) through August 31, 2000.
(4)  The Fund does not pay Rule 12b-1 fees.
(5)  The Fund commenced operations on February 7, 2003.
(6) For the period May 10, 2000 (commencement of operations) through August 31, 2000.
(7) For the period June 21, 2000 (commencement of operations) through August 31, 2000.

In the aggregate, the Distributor received $2,090,825, $4,230,099 and $4,582,507, respectively, for the period March 29, 2000 to August 31, 2000, the fiscal year ended August 31, 2001 and the fiscal year ended August 31, 2002 from the Funds pursuant to the Plan, retaining $167,266, $338,392 and $863,812, respectively, and paying out the remainder to unaffiliated third parties. The retained amounts represent .02%, respectively, of the average daily net assets of the Funds, which the Distributor received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the period March 26, 2000 to August 31, 2000, the fiscal year ended August 31, 2001 and the fiscal year ended August 31, 2002, the Distributor paid $402,423, $768,927 and $682,457; $411,034, $2,351,571 and $2,996,369;
$824,050, $242,760 and $470,497; and $286,052, $528,449 and $863,822,
respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses, (3) compensation to broker-dealers for distribution assistance, and (4) fees paid to the Company's marketing and sales consultant, respectively, which amounts were allocated to payments made under the Plan by each Fund based on its average daily net assets for the period.

Prior to March 29, 2000, Funds Distributor, Inc. ("FDI"), located at 60 State Street, Suite 1300, Boston, MA 02109 served as the principle underwriter distributor of iShares. FDI received or accrued the following amounts pursuant to the Plan:

                              September 1, 1999
                                        to
        Fund                     March 28, 2000
        --------------------- ----------------------
        Australia                     69,538
        Austria                       12,982
        Belgium                       14,290
        Canada                        13,240
        France                        95,459
        Germany                      166,348
        Hong Kong                     95,027
        Italy                         66,635
        Japan                        985,679
        Malaysia                     119,977
        Mexico                        28,127
        Netherlands                   31,576
        Singapore                    131,430
        Spain                         45,226
        Sweden                        26,562
        Switzerland                   44,434
        United Kingdom               137,048

In the aggregate, FDI received $2,083,576 from the Funds for the period September 1, 1999 to March 28, 2000 pursuant to the Plan, retaining $2,084 and paying out the remainder to unaffiliated third parties. The retained amounts represent .02% of the average daily net assets of the Funds, which FDI received for monitoring the purchase and redemption of Creation Units, as described below under the "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units." During the period September 1, 1999 to March 28, 2000, FDI paid $1,526,358; $381,537; and $173,388, respectively, for (1) postage and other expenses of distributing prospectuses, statements of additional information and other marketing materials, (2) advertising-related expenses and
(3) compensation to broker-dealers for distribution assistance, respectively, which amounts were allocated to payments made under the Plan by each Fund based on its average daily net assets for the period.

BROKERAGE ALLOCATION

When selecting brokers and dealers to handle the purchase and sale of portfolio securities, the Advisor looks for prompt execution of the order at a favorable price. Generally, the Advisor works with recognized dealers in these securities, except when a better price and execution of the order can be obtained elsewhere. The Company will not deal with affiliates in principal transactions unless permitted by exemptive order or applicable rule or regulation. Since the investment objective of each Fund is investment performance that corresponds to that of an index, the Advisor does not intend to select brokers and dealers for the purpose of receiving research services in addition to a favorable price and prompt execution either from that broker or an unaffiliated third party.

Subject to allocating brokerage to receive a favorable price and prompt execution, the Advisor may select brokers who are willing to provide payments to third party service suppliers to a Fund, to reduce expenses of the Fund.

The Advisor assumes general supervision over placing orders on behalf of the Company for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Company and one or more other investment companies or clients supervised by the Advisor are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable to all by the Advisor, taking into account the sizes of such other investment companies and clients and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Company is concerned. However, in other cases it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Company. The primary consideration is prompt execution of orders at the most favorable net price.

Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The portfolio turnover rate for each Fund is expected to be under 50%. See "Implementation of Policies" in the Prospectus. The overall reasonableness of brokerage commissions is evaluated by the Advisor based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

For the fiscal year ended August 31, 2002, the Company paid $513,404 in aggregate brokerage commissions. During that fiscal year, certain portfolio transactions were executed through Morgan Stanley & Co. Incorporated ("MS&Co."), an affiliated broker of the Company due to the former Company Secretary's position as a Managing Director of MS&Co. During the fiscal years ended August 31, 2002, 2001, 2000 and 1999, the Company paid brokerage commissions to MS&Co. in amounts of $103,076, $201,691, $229,929 and $40,364, respectively (or 14.3%,
12.9% and 5.7%, respectively, of the aggregate brokerage commissions paid in those years). On February 28, 2002, the Board elected a new secretary who is not affiliated with MS&Co.

Short-Term Instruments and Temporary Investments. Each Fund may invest in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) negotiable certificates of deposit ("CDs"), bankers' acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation ("FDIC"); (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P, or, if unrated,of comparable quality as determined by BGFA, (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least "Aa" by Moody's or "AA" by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $10 billion, or the equivalent in other currencies, in total assets and in the opinion of BGFA are of comparable quality to obligations of U.S. banks which may be purchased by a Fund.

ADDITIONAL INFORMATION CONCERNING iSHARES

Capital Stock. The Company currently is comprised of 24 series of shares of common stock, par value $0.001 per share, referred to herein as iShares: the iShares MSCI Australia Index Fund, the iShares MSCI Austria Index Fund, the iShares MSCI Belgium Index Fund, the iShares MSCI Brazil Index Fund, the iShares MSCI Canada Index Fund, the iShares MSCI Emerging Markets Index Fund, the iShares MSCI EMU Index Fund, the iShares MSCI France Index Fund, the iShares MSCI Germany Index Fund, the iShares MSCI Hong Kong Index Fund, the iShares MSCI Italy Index Fund, the iShares MSCI Japan Index Fund, the iShares MSCI Malaysia Index Fund, the iShares MSCI Mexico Index Fund, the iShares MSCI Netherlands Index Fund, the iShares MSCI Pacific ex-Japan Index Fund, the iShares MSCI Singapore Index Fund, the iShares MSCI South Africa Index Fund, the iShares MSCI South Korea Index Fund, the iShares MSCI Spain Index Fund, the iShares MSCI Sweden Index Fund, the iShares MSCI Switzerland Index Fund, the iShares MSCI Taiwan Index Fund, and the iShares MSCI United Kingdom Index Fund. Each Fund has been issued as a separate class of capital stock. In addition to the 23 Funds listed above, the Company has authorized for issuance, but is not currently offering for sale to the public, six additional series of shares of common stock. The Board may designate additional series of common stock and classify shares of a particular series into one or more classes of that series. The Articles of Incorporation confers upon the Board of Directors the power to establish the number of shares which constitute a Creation Unit or by resolution, restrict the redemption right to Creation Unit aggregations of shares.

Each iShares issued by the Company has a pro rata interest in the assets of the corresponding Fund. The Company is currently authorized to issue 10.9 billion shares of common stock. The following number of shares is currently authorized for each Fund: the iShares MSCI Australia

Index Fund, 127.8 million shares; the iShares MSCI Austria Index Fund, 19.8 million shares; the iShares MSCI Belgium Index Fund, 136.2 million shares; the iShares MSCI Brazil Index Fund, 500 million shares; the iShares MSCI Canada Index Fund, 340.2 million shares; the iShares MSCI Emerging Markets Index Fund, 500 million shares; the iShares MSCI EMU Index Fund, 500 million shares; the iShares MSCI France Index Fund, 340.2 million shares; the iShares MSCI Germany Index Fund, 382.2 million shares; the iShares MSCI Hong Kong Index Fund, 191.4 million shares; the iShares MSCI Italy Index Fund, 63.6 million shares; the iShares MSCI Japan Index Fund, 2,124.6 million shares; the iShares MSCI Malaysia Index Fund, 127.8 million shares; the iShares MSCI Mexico Index Fund, 255 million shares; the iShares MSCI Netherlands Index Fund, 255 million shares, iShares MSCI Pacific ex-Japan Index Fund, 500 million shares; the iShares MSCI Singapore Index Fund, 191.4 million shares; the iShares MSCI South Africa Index Fund, 200 million shares; the iShares MSCI South Korea Index Fund, 200 million shares; the iShares MSCI Spain Index Fund, 127.8 million shares; the iShares MSCI Sweden Index Fund, 63.6 million shares; the iShares MSCI Switzerland Index Fund, 318.625 million shares; the iShares MSCI Taiwan Index Fund, 200 million shares; and the iShares MSCI United Kingdom Index Fund, 943.2 million shares. Fractional shares will not be issued. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant Fund, and in the net distributable assets of such Fund on liquidation. Shareholders are entitled to require the Company to redeem Creation Units of their shares. The Articles of Incorporation confers upon the Board of Directors the power, by resolution, to alter the number of shares constituting a Creation Unit or to specify that shares of common stock of the Company may be individually redeemable.

Each iShares has one vote with respect to matters upon which a stockholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder and the Maryland General Corporation Law; stockholders have no cumulative voting rights with respect to their shares. Shares of all series vote together as a single class except that if the matter being voted on affects only a particular Fund it will be voted on only by that Fund and if a matter affects a particular Fund differently from other Funds, that Fund will vote separately on such matter. Under Maryland law, the Company is not required to hold an annual meeting of stockholders unless required to do so under the 1940 Act. The policy of the Company is not to hold an annual meeting of stockholders unless required to do so under the 1940 Act. All shares of the Company (regardless of Fund) have noncumulative voting rights for the election of Directors. Under Maryland law, Directors of the Company may be removed by vote of the stockholders.

The Company issues through the Authorized Participants to its stockholders semi-annual reports containing unaudited financial statements and annual reports containing financial statements audited by independent auditors approved by the Company's Directors and by the stockholders when meetings are held and such other information as may be required by applicable laws, rules and regulations. Beneficial owners also receive annually notification as to the tax status of the Company's distributions.

Stockholder inquiries may be made by writing to the Company c/o the Distributor, SEI Investments Distribution Co., at 1 Freedom Valley Drive, Oaks, PA 19456.

Termination of the Company or a Fund. The Company or a Fund may be terminated by a majority vote of the Board or the affirmative vote of a super majority of the holders of the Company or such Fund entitled to vote on termination. Although the iShares are not automatically redeemable upon the occurrence of any specific event, the Company's organizational documents provide that the Board will have the unrestricted power to alter the number of iShares in a Creation Unit Aggregation. In the event of a termination of the Company or a Fund, the Board, in its sole discretion, could determine to permit the iShares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Company may make redemptions in-kind, for cash, or for a combination of cash or securities.

Book Entry Only System. DTC acts as securities depository for iShares. iShares of each Fund are represented by global securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Except as provided below, certificates will not be issued for iShares.

DTC has advised the Company as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Exchange Act. DTC was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc., the AMEX and the National Association of Securities Dealers, Inc. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants"). DTC agrees with and represents to its

Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of iShares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in iShares (owners of such beneficial interests are referred to herein as "Beneficial owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial owners that are not DTC Participants). Beneficial owners will receive from or through the DTC Participant a written confirmation relating to their purchase of iShares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in iShares.

Beneficial owners of iShares are not entitled to have iShares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of iShares. The Company understands that under existing industry practice, in the event the Company requests any action of holders of iShares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding iShares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial owners owning through them. As described above, the Company recognizes DTC or its nominee as the owner of all iShares for all purposes. Conveyance of all notices, statements and other communications to Beneficial owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the iShares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial owners holding iShares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

iShares distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all iShares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in iShares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial owners of iShares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants. The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial owners, or payments made on account of beneficial ownership interests in such iShares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to iShares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of iShares, unless the Company makes other arrangements with respect thereto satisfactory to the AMEX (or such other exchange on which iShares may be listed).

PURCHASE AND REDEMPTION OF iSHARES

Creation Units. The Company issues and redeems iShares of each Fund only in aggregations of iShares specified for each Fund. The following table sets forth the number of iShares of a Fund that constitute a Creation Unit for such Fund and the value of such Creation Unit at September 30, 2002:

                                               Value Per
                             iShares Per        Creation
          Fund              Creation Unit     Unit ($U.S.)
-------------------------- ----------------- ---------------
Australia                           200,000      $1,768,000
Austria                             100,000      $  774,000
Belgium                              40,000      $  349,600
Brazil                               50,000      $  290,000
Canada                              100,000      $  872,000
Emerging Markets*                    50,000      $5,000,000
EMU                                  50,000      $1,911,000
France                              200,000      $2,628,000
Germany                             300,000      $2,745,000
Hong Kong                            75,000      $  552,750
Italy                               150,000      $1,951,500
Japan                               600,000      $4,452,000
Malaysia                             75,000      $  382,500
Mexico                              100,000      $1,229,000
Netherlands                          50,000      $  607,000
Pacific ex-Japan                    100,000      $2,957,000
Singapore                           100,000      $  443,000
South Africa**                       50,000      $2,000,000
South Korea                          50,000      $  904,000
Spain                                75,000      $1,142,250
Sweden                               75,000      $  615,000
Switzerland                         125,000      $1,346,250
Taiwan                               50,000      $  374,500
United Kingdom                      200,000      $2,292,000

*  as of March 25, 2003.
** as of February 7, 2003.

See "Purchase and Issuance of iShares in Creation Units" and "Redemption of iShares in Creation Units" below. The Board of Directors of the Company reserves the right to declare a split or a consolidation in the number of iShares outstanding of any Fund of the Company, and to make a corresponding change in the number of iShares constituting a Creation Unit, in the event that the per iShares price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

Purchase and Issuance of iShares in Creation Units.

General. The Company issues and sells iShares only in Creation Units on a continuous basis through the Distributor, without a sales load, at their net asset value next determined after receipt, on any Business Day (as defined herein), of an order in proper form.

A "Business Day" with respect to each Fund is any day on which (i) the American Stock Exchange ("AMEX") and (ii) the stock exchange(s) and Company subcustodian(s) relevant to such Fund are open for business. As of the date of this SAI, the AMEX observes the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The stock exchange and/or subcustodian holidays relevant to each Fund are set forth in Appendix A to this SAI.

Portfolio Deposit. The consideration for purchase of a Creation Unit of iShares of a Fund (except for the iShares MSCI Brazil, Malaysia, South Korea and Taiwan Index Funds, which are currently offered, in their iShares Creation Units solely for cash) generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") constituting an optimized representation of the Fund's benchmark foreign securities index and an amount of cash computed as described below (the "Cash Component"). Together, the Deposit Securities and the Cash Component constitute the "Portfolio Deposit," which represents the minimum initial and subsequent investment amount for shares of any Fund of the Company. The Cash Component is an amount equal to the Dividend Equivalent Payment (as defined below), plus or minus, as the case may be, a Balancing Amount (as defined below). The "Dividend Equivalent Payment" enables the Company to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the Portfolio Securities with ex-dividend dates within the accumulation period for such distribution (the "Accumulation Period"), net of expenses and liabilities for such period, as if all of the Portfolio Securities had been held by the Company for the entire Accumulation Period. The "Balancing Amount" is an amount equal to the difference between (x) the net asset value (per Creation Unit) of the Fund and (y) the sum of (i) the Dividend Equivalent Payment and (ii) the market value (per Creation
Unit) of the securities deposited with the Company (the sum of (i) and (ii) is referred to as the "Deposit Amount"). The Balancing Amount serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Amount.

The Advisor makes available through the National Securities Clearing Corporation ("NSCC") on each Business Day, prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of iShares of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Advisor with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant securities index. In addition, the Company reserves the right to permit or require the substitution of an amount of cash (i.e., a "cash in lieu" amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or for other similar reasons. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the subject index being tracked by the relevant Fund, or resulting from stock splits and other corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding iShares of each Fund, will be made available.

Role of The Authorized Participant. Creation Units of iShares may be purchased only by or through a DTC Participant that has entered into an Authorized Participant Agreement with the Distributor ("Authorized Participant"). Such Authorized Participant will agree pursuant to the terms of such Authorized Participant Agreement on behalf of itself or any investor on whose behalf it will act, as the case may be, to certain conditions, including that such Authorized Participant will make available in advance of each purchase of iShares an amount of cash sufficient to pay the Cash Component, once the net asset value of a Creation Unit is next determined after receipt of the purchase order in proper form, together with the transaction fee described below. The Authorized Participant may require the investor to enter into an agreement with such Authorized Participant with respect to certain matters, including payment of the Cash Component. Investors who are not Authorized Participants must make appropriate arrangements with an Authorized Participant. Investors should be aware that their particular broker may not be a DTC Participant or may not have executed an Authorized Participant Agreement, and that therefore orders to purchase Creation Units of iShares may have to be placed by the investor's broker through an Authorized Participant. As a result, purchase orders placed through an Authorized Participant may result in additional charges to such investor. The Company does not expect to enter into an Authorized Participant Agreement with more than a small number of DTC Participants that have international capabilities. A list of the current Authorized Participants may be obtained from the Distributor.

Purchase Order. To initiate an order for a Creation Unit of iShares, the Authorized Participant must submit to the Distributor an irrevocable order to purchase iShares after 9:00 a.m. but not later than 4:00 p.m., Eastern time (except for the Malaysia, South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time) on the relevant Business Day. The Distributor shall cause the Advisor and the Custodian to be informed of such advice. The Custodian will then provide such information to the appropriate subcustodian. For each Fund, the Custodian shall cause the subcustodian of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or a part of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Company. Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Those placing orders to purchase Creation Units through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Distributor by the cut-off time on such Business Day.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Company, immediately available or same day funds estimated by the Company to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit of iShares. Those placing orders should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution effectuating the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the AMEX.

Investors should be aware that an Authorized Participant may require orders for purchases of iShares placed with it to be in the particular form required by the individual Authorized Participant.

Timing of Submission of Creation Unit Purchase Orders and Redemption Requests. Although an Authorized Participant ordinarily must submit to the Distributor a purchase order or a redemption request in respect of Creation Units of any Fund on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m. Eastern time, the Distributor in its discretion may permit the submission of such orders and requests by or through an Authorized Participant at any time (including on days on which the AMEX is not open for business) via communication through the facilities of the Distributor's proprietary website maintained for this purpose. However, the ability of an Authorized Participant to submit a purchase order or redemption request at any time via this website does not assure the Authorized Participant that such order or request will be accepted or processed at the net asset value determined on the date of such submission. The purchase order or redemption request, if accepted by the Company, will be processed based on the net asset value determined after such acceptance, either on the date of submission or on the next day that net asset value is determined, as the case may be, in accordance with the Company's standard cut-off times as provided in the Authorized Participant Agreement and disclosed in this Statement of Additional Information.

Acceptance of Purchase Order. Subject to the conditions that (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor's behalf) not later than the closing time of the regular trading session on the AMEX, and (ii) arrangements satisfactory to the Company are in place for payment of the Cash Component and any other cash amounts which may be due, the Company will accept the order, subject to its right (and the right of the Distributor and the Advisor) to reject any order until acceptance.

Once the Company has accepted an order, upon next determination of the net asset value of the shares, the Company will confirm the issuance of a Creation Unit of iShares of the Fund, against receipt of payment, at such net asset value. The Distributor will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Company reserves the absolute right to reject a purchase order transmitted to it by the Distributor in respect of any Fund if (a) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (b) the Deposit Securities delivered are not as specified by the Advisor, as described above; (c) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (d) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Company or the Advisor, have an adverse effect on the Company or the rights of beneficial owners; or (f) in the event that circumstances outside the control of the Company, the Distributor and the Advisor make it for all practical purposes impossible to process purchase orders. The Company shall notify a prospective purchaser of its rejection of the order of such person. The Company and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of iShares of a Fund will not be issued until the transfer of good title to the Company of the Deposit Securities and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Distributor and the Advisor shall be notified of such delivery, and the Company will issue and cause the delivery of the Creation Unit of iShares.

To the extent contemplated by an Authorized Participant's agreement with the Distributor, the Company will issue Creation Units of iShares to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant's delivery and maintenance of collateral having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing Deposit Securities in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Company's current procedures for collateralization of missing Deposit Securities is available from the Distributor. The Authorized Participant Agreement will permit the Company to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the cash collateral or the amount that may be drawn under any letter of credit.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company's determination shall be final and binding.

Cash Purchase Method. Although the Company does not ordinarily permit cash purchases of Creation Units, when cash purchases of Creation Units of iShares are available or specified for a Fund (Creation Units of the Brazil, Malaysia, South Korea and Taiwan Index Funds are currently offered only for cash), they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the investor must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Company's brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor will be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases, which is expressed as a percentage of the value of the Deposit Securities. The transaction fees for in-kind and cash purchases of Creation Units of iShares are described below.

Purchase Transaction Fee. A purchase transaction fee payable to the Company is imposed to compensate the Company for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units of iShares. Purchasers of Creation Units of iShares for cash are required to pay an additional variable charge to compensate the relevant Fund for brokerage and market impact expenses relating to investing in portfolios securities. Where the Company permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser will be assessed the additional variable charge for cash purchases on the "cash in lieu" portion of its investment. Purchasers of iShares in Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Company. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time. Investors are also responsible for payment of the costs of transferring the Deposit Securities to the Company.

                                                  Maximum Additional
                            In-kind and cash     Variable Charge for
          Fund                  purchases          Cash Purchases*
-------------------------- -------------------- -----------------------
Australia                        $2,400                 0.60%
Austria                          $  600                 0.67%
Belgium                          $  700                 0.30%
Brazil                           $2,400                  **
Canada                           $3,300                 0.30%
Emerging Markets                 $7,700                  **
EMU                              $8,000                 1.05%
France                           $2,900                 0.25%
Germany                          $1,500                 0.25%
Hong Kong                        $2,000                 0.60%
Italy                            $1,400                 0.30%
Japan                            $5,000                 0.15%
Malaysia                         $5,000                  **
Mexico                           $1,400                 0.50%
Netherlands                      $1,000                 0.25%
Pacific ex-Japan                 $6,000                 1.80%
Singapore                        $2,000                 1.60%
South Africa                     $1,200                 0.75%
South Korea                      $4,000                  **
Spain                            $1,500                 0.25%
Sweden                           $1,300                 0.30%
Switzerland                      $1,500                 0.40%
Taiwan                           $4,500                  **
United Kingdom                   $3,500                 0.25%
 * As a percentage of the value of amount invested.
** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 3.00%.

Example. A hypothetical example of the costs of creating a Creation Unit of iShares of the Japan Index Fund is set forth below for illustrative purposes only. The exchange rate reflected in the table is 120.545 per US$1.

                         Unit Creation Calculation in   Unit Creation Calculation in     Daily NAV Calculation in
                                 Japanese Yen               United States Dollars         United States Dollars
                        -----------------------------------------------------------------------------------------
Execution                           486,712,371                       4,037,599                    4,037,599
Commissions                             243,380                           2,019                          N/A
Stamp Taxes                                   0                              0                           N/A
Risk Premium                                  0                              0                           N/A
Cash Component                        1,385,906                          11,497                       11,497
Creation Charge                         602,725                           5,000                          N/A
Total cost to create                536,666,340                       4,452,000                    4,452,000
one unit
Per iShares                                                                7.42                         7.42
Shares                                  600,000

See "Investment Advisory, Management, Administrative and Distribution Services" herein, for additional information concerning the distribution arrangements for iShares.

Redemption of iShares in Creation Units. iShares may be redeemed only in Creation Units at their net asset value next determined after receipt of a redemption request in proper form by the Distributor and only on a day on which the AMEX is open for trading. The Company will not redeem iShares in amounts less than Creation Units. Beneficial owners also may sell iShares in the secondary market, but must accumulate enough iShares to constitute a Creation Unit in order to have such shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit of iShares. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of iShares to constitute a redeemable Creation Unit.

With respect to each Fund (other than the Brazil, Malaysia, South Korea and Taiwan Index Funds, which currently redeem Creation Units of iShares solely for cash) the Advisor makes available through the NSCC immediately prior to the opening of business on the AMEX (currently 9:30 a.m., Eastern time) on each day that the AMEX is open for business the Portfolio Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Deposit Securities as announced by the Advisor through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the net asset value of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Deposit Securities, less the redemption transaction fee described below. The redemption transaction fee described below is deducted from such redemption proceeds. In the case of a resident Australian or New Zealand holder, notwithstanding the foregoing, such holder is only entitled to receive cash upon its redemption of Creation Units of iShares.

A redemption transaction fee payable to the Company is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund, including market impact expenses relating to disposing of portfolio securities. The redemption transaction fee for redemptions in kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below. Investors will also bear the costs of transferring the Portfolio Deposit from the Company to their account or on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services.

                                                Additional variable
                           In-kind and cash       charge for cash
Fund                         Redemptions            redemptions*
----------------------------------------------------------------------
Australia                       $2,400                 0.60%
Austria                         $  600                 0.67%
Belgium                         $  700                 0.30%
Brazil                          $2,400                   **
Canada                          $3,300                 0.30%
Emerging Markets                $7,700                   **
EMU                             $8,000                 1.05%
France                          $2,900                 0.25%
Germany                         $1,500                 0.25%
Hong Kong                       $2,000                 0.60%
Italy                           $1,400                 0.30%
Japan                           $5,000                 0.40%
Malaysia                        $5,000                   **
Mexico                          $1,400                 0.50%
Netherlands                     $1,000                 0.25%
Pacific ex-Japan                $6,000                 1.50%
Singapore                       $2,000                 1.30%
South Africa                    $1,200                 0.75%
South Korea                     $4,000                   **
Spain                           $1,500                 0.45%
Sweden                          $1,300                 0.30%
Switzerland                     $1,500                 0.40%
Taiwan                          $4,500                   **
United Kingdom                  $3,500                 0.75%
 * As a percentage of the value of amount invested.
** This percentage, when aggregated with the basic in-kind transaction fee, will not exceed 2.00%.

Redemption requests in respect of Creation Units of any Fund must be submitted to the Distributor by or through an Authorized Participant on a day that the AMEX is open for business, between the hours of 9:00 a.m. and 4:00 p.m., Eastern time (except for the Malaysia, South Korea and Taiwan Index Funds for which orders must be submitted by 11:59 p.m. Eastern time). Investors other than through Authorized Participants are responsible for making arrangements for a redemption request to be made through an Authorized Participant. The Distributor will provide a list of current Authorized Participants upon request.

The Authorized Participant must transmit the request for redemption, in the form required by the Company, to the Distributor in accordance with procedures set forth in the Authorized Participant Agreement. Investors should be aware that their particular broker may not have executed an Authorized Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor's broker through an Authorized Participant who has executed an Authorized Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the iShares to the Company's Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

A redemption request is considered to be in "proper form" if (i) an Authorized Participant has transferred or caused to be transferred to the Company's Transfer Agent the Creation Unit of iShares being redeemed through the book-entry system of DTC so as to be effective by the AMEX closing time on a day on which the AMEX is open for business and (ii) a request in form satisfactory to the Company is received by the Distributor from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified above. If the Transfer Agent does not receive the investor's iShares through DTC's facilities by 10:00 a.m., Eastern time, on the AMEX business day next following the day that the redemption request is received, the redemption request shall be rejected. Investors should be aware that the deadline for such transfers of shares through the DTC system may be significantly earlier than the close of business on the AMEX. Those making redemption requests should ascertain the deadline applicable to transfers of shares through the DTC system by contacting the operations department of the broker or depositary institution effecting the transfer of the iShares.

Upon receiving a redemption request, the Distributor shall notify the Company and the Company's Transfer Agent of such redemption request. The tender of an investor's iShares for redemption and the distribution of the cash redemption payment in respect of Creation Units redeemed will be effected through DTC and the relevant Authorized Participant to the beneficial owner thereof as recorded on the book-entry system of DTC or the DTC Participant through which such investor holds iShares, as the case may be, or by such other means specified by the Authorized Participant submitting the redemption request. See "Book-Entry System Only."

In connection with taking delivery of shares of Deposit Securities upon redemption of iShares, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Portfolio Securities are customarily traded, to which account such Portfolio Securities will be delivered.

Deliveries of redemption proceeds by the Funds relating to those countries generally will be made within three business days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds may take longer than three business days after the day on which the redemption request is received in proper form. For each country relating to a Fund, Appendix A hereto identifies the instances where more than seven days would be needed to deliver redemption proceeds. Pursuant to an order of the SEC, in respect of each Fund, the Company will make delivery of in-kind redemption proceeds within the number of days stated in Appendix A to be the maximum number of days necessary to deliver redemption proceeds.

If neither the redeeming Beneficial Owner nor the Authorized Participant acting on behalf of such redeeming Beneficial Owner has appropriate arrangements to take delivery of the Portfolio Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Portfolio Securities in such jurisdiction, the Company may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In such case, the investor will receive a cash payment equal to the net asset value of its shares based on the net asset value of iShares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Company's brokerage and other transaction costs associated with the disposition of Portfolio Securities of the Fund). Redemptions of iShares for Deposit Securities will be subject to compliance with applicable United States federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Deposit Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

Although the Company does not ordinarily permit cash redemptions of Creation Units (except that, as noted above, Creation Units of the Brazil, Malaysia, South Korea and Taiwan Index Funds may be redeemed only for cash, and resident Australian and New Zealand holders may redeem solely for cash), in the event that cash redemptions are permitted or required by the Company, proceeds will be paid to the Authorized Participant redeeming shares on behalf of the redeeming investor as soon as practicable after the date of redemption (within seven calendar days thereafter, except for the instances listed in Appendix A hereto where more than seven calendar days would be needed).

To the extent contemplated by an Authorized Participant's agreement with the Distributor, in the event the Authorized Participant that has submitted a redemption request in proper form is unable to transfer all or part of the Creation Units of iShares to be redeemed to the Company, at or prior to 10:00 a.m., Eastern time, on the AMEX business day after the date of submission of such redemption request, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing iShares as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value at least equal to 110%, which BGFA may change from time to time, of the value of the missing iShares in accordance with the Company's then-effective procedures. The only collateral that is acceptable to the Company is cash in U.S. dollars or an irrevocable letter of credit in form, and drawn on a bank, that is satisfactory to the Company. The Company's current procedures for collateralization of missing iShares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Company's custodian and marked to market daily, and that the fees of the custodian and any subcustodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Authorized Participant Agreement permits the Company to purchase the missing iShares or acquire the Portfolio Securities and the Cash Component underlying such iShares at any time and subjects the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such iShares, Portfolio Securities or Cash Component and the cash collateral or the amount that may be drawn under any letter of credit.

Because the Portfolio Securities of a Fund may trade on the relevant exchange(s) on days that the AMEX is closed or are otherwise not Business Days for such Fund, stockholders may not be able to redeem their shares of such Fund, or to purchase or sell iShares on the AMEX, on days when the net asset value of such Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund's portfolio securities or determination of its net asset value is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Determining Net Asset Value. Net asset value per share for each Fund is computed by dividing the value of the net assets of such Fund (i.e., the value of its total assets less total liabilities) by the total number of iShares outstanding, rounded to the nearest cent. Expenses and fees, including the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining net asset value. Except in the case of the iShares MSCI Malaysia, South Korea and Taiwan Index Funds, the net asset value of each Fund is determined as of the close of the regular trading session on the AMEX (ordinarily 4:00 p.m., Eastern time) on each day that the AMEX is open. The net asset value of each of the iShares MSCI Malaysia, South Korea and Taiwan Index Funds is determined as of 8:30 a.m. (Eastern time) on each day that the New York Stock Exchange, Inc. ("NYSE") is open. The Company may establish additional times for the computation of net asset value of one or more Funds in the future in connection with the possible future trading of iShares of such Funds on one or more foreign exchanges.

Portfolio securities for which market prices are readily available are valued using the official closing prices of the primary exchange on which they are traded. The methodology used to determine such closing prices varies among markets. Such prices are generally the same as those used by MSCI in calculating the benchmark indices used by the Funds. Other portfolio securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith in accordance with procedures adopted by the Company's Board of Directors. Currency values generally are converted into U.S. dollars using the same exchange rates utilized by MSCI in the calculation of the relevant MSCI Indices (currently, exchange rates as of 4:00 p.m. London time). However, the Company may use a different rate from the rate used by MSCI in the event the Advisor concludes that such rate is more appropriate. Any such use of a different rate than MSCI may adversely affect a Fund's ability to track its benchmark MSCI Index.

Continuous Offering. The method by which Creation Unit Aggregations of iShares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of iShares are issued and sold by each Fund on an ongoing basis, at any point a "distribution," as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the Prospectus-delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent iShares, and sells such iShares directly to customers, or if it chooses to couple the creation of a supply of new iShares with an active selling effort involving solicitation of secondary market demand for iShares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in iShares, whether or not participating in the distribution of iShares, are generally required to deliver a Prospectus. This is because the Prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a Prospectus-delivery obligation with respect to iShares are reminded that, under the Securities Act Rule 153, a Prospectus-delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the Prospectus is available at the Listing Exchange upon request. The Prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

TAXES

The Company on behalf of each Fund has the right to reject an order for a purchase of iShares if the purchaser (or group of purchasers) would, upon obtaining the iShares so ordered, own 80% or more of the outstanding iShares of a given Fund and if, pursuant to section 351 of the Internal Revenue Code, the respective Fund would have a basis in the securities different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination. See "Purchase and Issuance of iShares in Creation Units."

Each Fund intends to qualify for and to elect treatment as a separate RIC under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90 percent of its net investment company taxable income (which includes dividends, interest and net short-term capital gains) and meet several other requirements. Among such other requirements are the following: (1) at least 90 percent of the company's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (2) at the close of each quarter of the company's taxable year, (a) at least 50 percent of the market value of the company's total assets must be represented by cash and cash items, U.S. government securities, securities of other regulated investment companies and other securities, with such other securities limited for purposes of this calculation in respect of any one issuer to an amount not greater than 5% of the value of the company's assets and not greater than 10% of the outstanding voting securities of such issuer, and (b) not more than 25 percent of the value of its total assets may be invested in the securities of any one issuer or of two or more issuers that are controlled by the company (within the meaning of Section 851(b)(3)(B) of the Internal Revenue Code) and that are engaged in the same or similar trades or businesses or related trades or businesses (other than U.S. government securities or the securities of other regulated investment companies).

Each Fund may be subject to foreign income taxes withheld at source. Each Fund will elect to "pass through" to its investors the amount of foreign income taxes paid by the Fund provided that the investor held the Fund, and the Fund held the security, on the ex-dividend date and for at least fifteen additional days immediately before and/or thereafter, with the result that each investor will
(i) include in gross income, even though not actually received, the investor's pro rata share of the Fund's foreign income taxes, and (ii) either deduct (in calculating U.S. taxable income) or credit (in calculating U.S. federal income tax) the investor's pro rata share of the Fund's foreign income taxes. A foreign tax credit may not exceed the investor's U.S. federal income tax otherwise payable with respect to the investor's foreign source income. For this purpose, each shareholder must treat as foreign source gross income (i) his proportionate share of foreign taxes paid by the Fund and (ii) the portion of any dividend paid by the Fund which represents income derived from foreign sources; the Fund's gain from the sale of securities will generally be treated as U.S. source income. This foreign tax credit limitation is applied separately to separate categories of income; dividends from the Fund will be treated as "passive" or "financial services" income for this purpose. The effect of this limitation may be to prevent investors from claiming as a credit the full amount of their pro rata share of the Fund's foreign income taxes. Taxes other than foreign income taxes are not passed through to you in this way.

If any Fund owns shares in certain foreign investment entities, referred to as "passive foreign investment companies," the Fund will be subject to one of the following special tax regimes: (i) the Fund is liable for U.S. federal income tax, and an additional charge in the nature of interest, on a portion of any "excess distribution" from such foreign entity or any gain from the disposition of such shares, even if the entire distribution or gain is paid out by the Fund as a dividend to its shareholders; (ii) if the Fund were able and elected to treat a passive foreign investment company as a "qualified electing fund," the Fund would be required each year to include in income, and distribute to shareholders in accordance with the distribution requirements set forth above, the Fund's pro rata share of the ordinary earnings and net capital gains of the passive foreign investment company, whether or not such earnings or gains are distributed to the Fund or (iii) the Fund in certain circumstances is entitled to mark-to-market annually the shares of the passive foreign investment company, and is required to distribute to shareholders any such mark-to-market gains in accordance with the distribution requirements set forth above.

A Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund's ability to recognize losses, and, in limited cases, subject a Fund to U.S. federal income tax on income from certain of its foreign securities. In turn, these rules may affect the amount, timing or character of the income distributed to you by a Fund. In certain cases, a Fund will be required to withhold at the applicable withholding rate, and remit to the U.S. Treasury such amounts withheld from any distributions paid to a shareholder who: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the Internal Revenue Service;
(3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien).

A Fund will be subject to a 4 percent excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98 percent of its ordinary income for the calendar year plus 98 percent of its capital gain net income for the twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4 percent excise tax.

An investor in a Fund that is a foreign corporation or an individual who is a nonresident alien for U.S. tax purposes will be subject to adverse U.S. tax consequences. For example, dividends paid out of a Fund's investment company taxable income will generally be subject to U.S. federal withholding tax at a rate of 30% (or lower treaty rate if the foreign investor is eligible for the benefits of an income tax treaty). Foreign investors are urged to consult their own tax advisors regarding the U.S. tax treatment, in their particular circumstances, of ownership of shares in a Fund.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares of the Company should consult their own tax advisors as to the tax consequences of investing in such shares, including under state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

PERFORMANCE INFORMATION

The performance of the Funds may be quoted in advertisements, sales literature or reports to shareholders in terms of average annual total return, cumulative total return and yield.

Quotations of average annual total return are expressed in terms of the average annual rate of return of a hypothetical investment in a Fund over periods of 1, 5 and 10 years (or the life of a Fund, if shorter). Such total return figures will reflect the deduction of a proportional share of such Fund's expenses on an annual basis, and will assume that all dividends and distributions are reinvested when paid.

Average annual total return before taxes is calculated according to the following formula: P(1 + T)/n/ = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion).

                    Average Annual Total Return Before Taxes

                        One Year Ended     Five Years Ended   Inception* through
   Fund                August 31, 2002      August 31, 2002     August 31, 2002
   -----------------------------------------------------------------------------
   Australia                  1.74%                 0.04%              1.57%
   Austria                    0.12                 -3.08              -2.74
   Belgium                  -11.10                 -1.10               1.28
   Brazil                   -25.89                   N/A             -31.65 (1)
   Canada                   -11.23                  1.11               5.57
   Emerging Markets(2)         N/A                   N/A                N/A
   EMU                      -18.89                   N/A             -23.02 (3)
   France                   -20.53                  3.47               5.92
   Germany                  -20.54                 -2.72               1.36
   Hong Kong                 -9.94                 -9.03              -4.20
   Italy                    -14.84                  4.05               7.18
   Japan                    -14.33                 -8.42              -8.84
   Malaysia                  11.82                 -4.62             -10.38

   Mexico                   -10.67                 -0.16               7.05
   Netherlands              -20.79                 -3.82               2.48
   Pacific ex-Japan         N/A(4)                N/A(4)               5.51 (5)
   Singapore                 -5.42                 -8.62             -11.46
   South Africa(6)             N/A                   N/A                N/A
   South Korea               59.77                   N/A               2.03 (7)
   Spain                    -15.85                  1.99               8.19
   Sweden                   -23.29                 -5.68               1.60
   Switzerland              -10.47                 -1.18               1.88
   Taiwan                    -2.11                   N/A             -28.88 (8)
   United Kingdom           -14.19                 -1.55               4.53
    -------------------
   *Unless otherwise noted, each Fund commenced operations on March 6, 1996.
   (1) For the period July 10, 2000 (commencement of operations) through August 31, 2002.
   (2) The Fund expects to be available for sale to the public on or about April 11, 2003.
   (3) For the period July 25, 2000 (commencement of operations) through August 31, 2002.
   (4) The Fund commenced operations on October 26, 2001.
   (5) Not annualized.
   (6) The Fund commenced operations on February 7, 2003.
   (7) For the period May 9, 2000 (commencement of operations) through August 31, 2002.
   (8) For the period June 20, 2000 (commencement of operations) through August 31, 2002.

Average annual total return after taxes on distributions is calculated according to the following formula: P(1 + T)/n/ = ATV/D/ (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ATV/D/ = the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion, after taxes on distributions but not after taxes on redemption).

            Average Annual Total Return After Taxes on Distributions
                        One Year Ended     Five Years Ended   Inception* through
   Fund                August 31, 2002      August 31, 2002     August 31, 2002
   -----------------------------------------------------------------------------
   Australia                  1.58%                -0.64%              0.82%
   Austria                    0.12                 -3.45              -3.05
   Belgium                  -11.33                 -2.71              -0.41
   Brazil                   -25.86                   N/A             -32.33 (1)
   Canada                   -11.21                 -0.51               4.20
   Emerging Markets(2)         N/A                   N/A                N/A
   EMU                      -18.89                   N/A             -23.09 (3)
   France                   -20.52                  3.05               5.45
   Germany                  -20.54                 -3.53               0.67
   Hong Kong                -10.17                 -9.88              -5.12
   Italy                    -14.84                  2.83               5.98
   Japan                    -14.30                 -8.53              -8.91
   Malaysia                  11.56                 -4.98             -10.59
   Mexico                   -10.80                 -0.62               6.52
   Netherlands              -20.85                 -4.51               1.73
   Pacific ex-Japan         N/A(4)                N/A(4)               5.30 (5)
   Singapore                 -5.72                 -9.13             -11.88
   South Africa(6)             N/A                   N/A                N/A
   South Korea               59.79                   N/A               2.04 (7)
   Spain                    -15.83                  1.52               7.47
   Sweden                   -23.29                 -6.84               0.35
   Switzerland              -10.48                 -1.69               1.31
   Taiwan                    -2.09                   N/A             -28.99 (8)
   United Kingdom           -14.67                 -2.37               3.66
    -------------------
    *Unless otherwise noted, each Fund commenced operations on March 6,
     1996.
   (1) For the period July 10, 2000 (commencement of operations) through August 31, 2002.
   (2) The Fund expects to be available for sale to the public on or about April 11, 2003.
   (3) For the period July 25, 2000 (commencement of operations) through August 31, 2002.
   (4) The Fund commenced operations on October 26, 2001.
   (5) Not annualized.
   (6) The Fund commenced operations on February 7, 2003.
   (7) For the period May 9, 2000 (commencement of operations) through August 31, 2002.
   (8) For the period June 20, 2000 (commencement of operations) through August 31, 2002.

Average annual total return after taxes on distributions and redemption is calculated according to the following formula: P(1 + T)/n/ = ATV/DR/ (where
P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years and ATV/DR/= the ending value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or fractional portion, after taxes on distributions and redemption).

     Average Annual Total Return After Taxes on Distributions and Redemptions
                        One Year Ended     Five Years Ended   Inception* through
   Fund                August 31, 2002      August 31, 2002     August 31, 2002
   ----------------------------------------------------------------------------
   Australia                  1.08%                -0.29%              0.92%
   Austria                    0.08                 -2.41              -2.14
   Belgium                   -6.81                 -1.05               0.75
   Brazil                   -15.86                   N/A             -24.18/(1)/
   Canada                    -6.84                  1.23               4.85
   Emerging Markets/(2)/       N/A                   N/A                N/A
   EMU                      -11.60                   N/A             -17.84/(3)/
   France                   -12.59                  2.94               4.92
   Germany                  -12.61                 -2.10               1.14
   Hong Kong                 -6.09                 -7.25              -3.59
   Italy                     -9.11                  3.44               5.95
   Japan                     -8.77                 -6.36              -6.57
   Malaysia                   7.24                 -3.82              -7.82
   Mexico                    -6.51                 -0.26               5.66
   Netherlands              -12.75                 -2.79               2.19
   Pacific ex-Japan            N/A/(4)/              N/A/(4)/          3.38/(5)/
   Singapore                 -3.34                 -6.76              -8.57
   South Africa/(6)/           N/A                   N/A                N/A
   South Korea               36.72                   N/A               1.65/(7)/
   Spain                     -9.71                  1.77               6.83
   Sweden                   -14.30                 -3.49               2.08
   Switzerland               -6.43                 -0.90               1.54
   Taiwan                    -1.27                   N/A             -21.94/(8)/
   United Kingdom            -8.65                 -1.22               3.67
    -------------------
    *Unless otherwise noted, each Fund commenced operations on March 6, 1996.
   (1) For the period July 10, 2000 (commencement of operations) through August 31, 2002.
   (2) The Fund expects to be available for sale to the public on or about April 11, 2003.
   (3) For the period July 25, 2000 (commencement of operations) through August 31, 2002.
   (4) The Fund commenced operations on October 26, 2001.
   (5) Not annualized.
   (6) The Fund commenced operations on February 7, 2003.
   (7) For the period May 9, 2000 (commencement of operations) through August 31, 2002.
   (8) For the period June 20, 2000 (commencement of operations) through August 31, 2002.

Quotations of a cumulative total return will be calculated for any specified period by assuming a hypothetical investment in a Fund on the date of the commencement of the period and will assume that all dividends and distributions are reinvested on ex date. However, currently there is no dividend reinvestment option available to shareholders of iShares and such calculation is provided for informational purposes only. The net increase or decrease in the value of the investment over the period will be divided by its beginning value to arrive at cumulative total return. Total return calculated in this manner will differ from the calculation of average annual total return in that it is not expressed in terms of an average rate of return.

The yield of a Fund is the net annualized yield based on a specified 30-day (or one month) period assuming a semiannual compounding of income. Included in net investment income is the amortization of market premium or accretion of market and original issue discount. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula: YIELD = 2[(a-b/cd + 1)/6/-1] (where a = dividends and interest earned during the period, b = expenses accrued for the period (net of reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends and d = the maximum offering price per share on the last day of the period).

Quotations of cumulative total return, average annual total return or yield reflect only the performance of a hypothetical investment in a Fund during the particular time period on which the calculations are based. Such quotations for a Fund will vary based on changes in market conditions and the level of such Fund's expenses, and no reported performance figure should be considered an indication of performance which may be expected in the future.

The cumulative and average total returns and yields do not take into account federal or state income taxes which may be payable; total returns and yields would, of course, be lower if such charges were taken into account.

A comparison of the quoted non-standard performance offered for various investments is valid only if performance is calculated in the same manner. Since there are different methods for calculating performance, investors should consider the effects of the methods used to calculate performance when comparing performance of the Company with performance quoted with respect to other investment companies or types of investments.

Because some or all of the Company's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar as against these currencies may account for part of the Company's investment performance. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Company. Such historical information is not indicative of future fluctuations in the value of the U.S. dollar against these currencies. In addition, marketing materials may cite country and economic statistics and historical stock market performance information for any of the countries in which the Company invests, including, but not limited to, the following: population growth, gross domestic product, inflation rate, average stock market price-earnings ratios and the total value of stock markets. Sources for such statistics may include official publications of various foreign governments and exchanges.

From time to time, in advertising and marketing literature, the Company's performance may be compared to the performance of broad groups of open-end and closed-end investment companies with similar investment goals, as tracked by independent organizations such as Investment Company Data, Inc., Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Morningstar, Inc., Value Line Mutual Fund Survey and other independent organizations. When these organizations' tracking results are used, the Company will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

In addition, in connection with the communication of its performance to current or prospective shareholders, the Company also may compare those figures to the performance of certain unmanaged indices which may assume the reinvestment of dividends or interest but generally do not reflect deductions for administrative and management costs. Examples of such indices include, but are not limited to the following:

..        Dow Jones Industrial Average
..        Consumer Price Index
..        Standard & Poor's 500 Composite Stock Price Index (S&P 500)
..        Nasdaq OTC Composite Index
..        Nasdaq Industrials Index
..        International Finance Corporation's (Global) Composite and
         (Investable) Composite Indices
..        Morgan Stanley Capital International Indices
..        Nasdaq Composite Index
..        Wilshire 5000 Stock Index

In addition, the Company from time to time may compare the results of each Fund to the following national benchmarks:


COUNTRY                 NATIONAL INDEX
-----------------------------------------------------
Australia               All Ordinaries
Austria                 Vienna Stock Exchange
Brazil                  Sao Paulo Bovespa
Belgium                 Brussels Stock Exchange
Canada                  Toronto 300
EMU                     Euro Stoxx 50
France                  CAC 40
Germany                 DAX
Hong Kong               Hang Seng
Italy                   BCI
Japan                   Nikkei 225
Malaysia                KLSE

COUNTRY                 NATIONAL INDEX
-----------------------------------------------------
Mexico                  IPC
Netherlands             CBS All Share
New Zealand             NZSE 40
Singapore               SES All
South Africa            JSE
South Korea             Composite
Spain                   MA Madrid Index
Sweden                  Aff. General
Switzerland             Swiss Market Index
Taiwan                  TWSE
U.K.                    FTSE 100

From time to time, the Company may use in marketing materials a graph entitled "The Efficient Frontier," which illustrates the historical risks and returns of selected unmanaged indices which track the performance of various combinations of United States and international securities for a certain time period, such as twenty years. A twenty year graph, for example, shall use twenty year annualized international returns represented by the MSCI Europe, Australasia and Far East
(EAFE) Index and twenty year annualized United States returns represented by the S&P 500 Index. Risk is measured by the standard deviation in overall performance within each index. Data presented in the graph shall be provided by Ibbotson Associates, Inc. Performance of an index is historical and does not represent performance of the Company, and is not a guarantee of future results.

Evaluation of Company performance of the Funds or other relevant statistical information made by independent sources may also be used in advertisements and sales literature concerning the Company, including reprints of, or selections from, editorials or articles about the Company. Sources for Company performance information and articles about the Company include, but are not limited to, the following:

American Association of Individual Investors' Journal, a monthly publication of the AAII that includes articles on investment analysis techniques.
Barron's, a Dow Jones and Company, Inc. business and financial weekly that periodically reviews investment company performance data.
Business Week, a national business weekly that periodically reports the performance rankings and ratings of a variety of investment companies investing abroad.
CDA Investment Technologies, an organization that provides performance and ranking information through examining the dollar results of hypothetical mutual fund investments and comparing these results against appropriate indices. Forbes, a national business publication that from time to time reports the performance of specific investment companies.
Fortune, a national business publication that periodically rates the performance of a variety of investment companies.
The Frank Russell Company, a West-Coast investment management firm that periodically evaluates international stock markets and compares foreign equity market performance to U.S. stock market performance.
Ibbotson Associates, Inc., a company specializing in investment research and data.
Investment Company Data, Inc., an independent organization that provides performance ranking information for broad classes of mutual funds.
Investor's Business Daily, a daily newspaper that features financial, economic, and business news.
Kiplinger's Personal Finance Magazine, a monthly investment advisory publication that periodically features the performance of a variety of securities.
Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis, a weekly publication of industry-wide mutual fund averages by type of fund.
Money, a monthly magazine that from time to time features both specific funds and the mutual fund industry as a whole.
Morgan Stanley International, an integrated investment banking firm that compiles statistical information.
The New York Times, a nationally distributed newspaper that regularly covers financial news.
Smart Money, a national personal finance magazine published monthly by Dow Jones & Company, Inc. and The Hearst Corporation that focuses on ideas for investing, spending and saving.

Value Line Mutual Fund Survey, an independent organization that provides biweekly performance and other information on mutual funds.
The Wall Street Journal, a Dow Jones and Company, Inc. newspaper that regularly covers financial news.
Wiesenberger Investment Companies Services, an annual compendium of information about mutual funds and other investment companies, including comparative data on funds' backgrounds, management policies, salient features, management results, income and dividend records and price ranges. Worth, a national publication distributed ten times per year by Capital Publishing Company, a subsidiary of Fidelity Investments that focuses on personal financial journalism.

COUNSEL AND INDEPENDENT AUDITORS

Counsel. Morgan, Lewis & Bockius LLP, Washington, D.C., is counsel to the
--------
Company.

Independent Auditors. PriceWaterhouseCoopers LLP, 333 Market Street, San
---------------------
Francisco, California, 94105, currently serves as the independent auditor of the Company.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Company's Annual Report to Shareholders for the fiscal year ended August 31, 2002 (the "2002 Annual Report") are incorporated in this SAI by reference. No other parts of the 2002 Annual Report are incorporated by reference herein. The financial statements included in the 2002 Annual Report have been audited by the Company's independent auditors, PricewaterhouseCoopers LLP, whose report thereon is incorporated herein by reference. Additional copies of the 2002 Annual Report may be obtained at no charge by telephoning the Distributor at 1-800-iShares (1-800-474-2737).

                                                                      APPENDIX A

The Company generally intends to effect deliveries of Portfolio Securities on a basis of "T" plus three New York business days (i.e., days on which the New York Stock Exchange is open) in the relevant foreign market of each Fund. The Company
(i) intends to effect deliveries of Portfolio Securities of the South Africa Index Fund on a basis of "T" plus five Johannesburg Stock Exchange ("JSE") business days, since the normal settlement cycle for local securities trading in South Africa is T plus five business days, and (ii) may effect deliveries of Portfolio Securities on a basis other than T plus three or T plus five to accommodate local holiday schedules or under certain other circumstances. The ability of the Company to effect in-kind redemptions within three New York business days (or five JSE business days in the case of the South Africa Fund) of receipt of a redemption request is subject, among other things, to the condition that, within the time period from the date of the request to the date of delivery of the securities, there are no days that are local market holidays but "good" New York business days. For every occurrence of one or more intervening holidays in the local market that are not holidays observed in New York, the redemption settlement cycle will be extended by the number of such intervening local holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Company from delivering securities within three New York business days.

The securities delivery cycles currently practicable for transferring Portfolio Securities to redeeming investors, coupled with local market holiday schedules, will require a delivery process longer than seven calendar days for some Fund, in certain circumstances, during the calendar year 2003. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as "informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays, or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.


iSHARES MSCI AUSTRALIA INDEX FUND

Regular Holidays. The regular Australian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:


Redemption. The Company is not aware of a redemption request over any Australian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.


                New Year's Day                  January 1, 2003
                Australia Day                  January 27, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                Anzac Day                        April 25, 2003
                Queen's Birthday                   June 9, 2002
                Bank Holiday                     August 4, 2003
                Labour Day                      October 6, 2003
                Christmas Day                 December 25, 2003
                Boxing Day                    December 26, 2003



iSHARES MSCI AUSTRIA INDEX FUND

Regular Holidays. The regular Austrian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Epiphany                        January 6, 2003
                Easter Monday                    April 21, 2003
                Labour Day                          May 1, 2003
                Ascension                          May 29, 2003
                Whit Monday                        June 9, 2003
                Corpus Christi                    June 19, 2003
                Assumption Day                  August 15, 2003
                National Holiday               October 26, 2003
                All Saints Day                 November 1, 2003
                Immaculate Conception Day      December 8, 2003
                Christmas Eve                 December 24, 2003
                Christmas Day                 December 25, 2003
                St. Stephen's Day             December 26, 2003

Redemption. A redemption request over the following Austrian holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2003):

                                         Redemption          Redemption
   Date               Holiday         Request Date (R)     Settlement Date    Settlement Period
   ----               -------         ----------------     ---------------    -----------------
12/24/03        Christmas Eve           12/19/03            12/28/03              R +10
12/25/03        Christmas Day           12/22/03            12/30/03              R +8
12/26/03      St. Stephen's Day         12/23/03            12/31/03              R +8

In the calendar year 2003, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Austria Index Fund.

iSHARES MSCI BELGIUM INDEX FUND

Regular Holidays. The regular Belgian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Easter Monday                    April 21, 2003
                Labour Day                          May 1, 2003
                Ascension Day                      May 29, 2003
                Whit Monday                        June 9, 2003
                Independence Day                  July 21, 2003
                Assumption Day                  August 15, 2003
                All Saints Day                 November 1, 2003
                Armistice Day                 November 11, 2003
                Christmas Day                 December 25, 2003
                Boxing Day                    December 26, 2003

Redemption. The Company is not aware of a redemption request over any Belgian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI BRAZIL INDEX FUND

Regular Holidays. The regular Brazilian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Carnival Monday                   March 3, 2003
                Carnival Tuesday                  March 4, 2003
                Good Friday                      April 18, 2003
                Tiradentes Day                   April 21, 2003
                Labor Day                           May 1, 2003
                Corpus Christi                    June 19, 2003
                Independence Day              September 7, 2003
                Day of Our Lady Aparecida      October 12, 2003
                All Souls Day                  November 2, 2003
                Proclamation of the Republic  November 15, 2003
                Christmas Day                 December 25, 2002

Redemption. The Company is not aware of a redemption request over any Brazilian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003:

iSHARES MSCI CANADA INDEX FUND

Regular Holidays. The regular Canadian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Good Friday                      April 18, 2003
                Victoria Day                       May 19, 2003
                Canada Day Observed                July 1, 2003
                Civic Holiday                    August 4, 2003
                Labor Day                     September 1, 2003
                Thanksgiving Day               October 13, 2003
                Remembrance Day Observed      November 11, 2003
                Christmas Day                 December 25, 2003
                Boxing Day                    December 26, 2003

Redemption. The Company is not aware of a redemption request over any Canadian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI EMERGING MARKETS INDEX FUND

Regular Holidays. The dates in the calendar year 2003 on which the regular Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela.holidays affecting the relevant securities markets fall are as follows:

Argentina
January 1, 2003    May 25, 2003        August 21, 2003
April 17, 2003     June 9, 2003        October 12, 2003
April 18, 2003     June 23, 2003       December 8, 2003
May 1, 2003        July 9, 2003        December 25, 2003

Brazil
January 1, 2003    April 21, 2003      October 12, 2003
March 3, 2003      May 1, 2003         November 2, 2003
March 4, 2003      June 19, 2003       November 15, 2003
April 18, 2003     September 7, 2003   December 25, 2002

Chile
January 1, 2003    June 28, 2003       September 19, 2003
April 18, 2003     August 15, 2003     November 1, 2003
May 1, 2003        September 6, 2003   December 8, 2003
June 19, 2003      September 18, 2003  December 25, 2002

China
January 1, 2003    February 4, 2003    May 1, 2003         October 1, 2003     October 5, 2003
February 1, 2003   February 5, 2003    May 2, 2003         October 2, 2003     October 6, 2003
February 2, 2003   February 6, 2003    May 5, 2003         October 3, 2003     October 7, 2003
February 3, 2003   February 7, 2003    May 7, 2003         October 4, 2003

Colombia
January 1, 2003    April 18, 2003      June 30, 2003       October 13, 2003    December 25, 2003
January 6, 2003    May 1, 2003         July 20, 2003       November 3, 2003
March 24, 2003     May 26, 2003        August 7, 2003      November 17, 2003
April 17, 2003     June 23, 2003       August 18, 2003     December 8, 2003

Czech Republic
January 1, 2003    July 5, 2003        November 17, 2003
April 21, 2003     July 6, 2003        December 24, 2003
May 1, 2003        September 28, 2003  December 25, 2003
May 8, 2003        October 28, 2003    December 26, 2003

Egypt
January 7, 2003    February 13, 2003   April 25, 2003      May 14, 2003        November 26, 2003
February 10, 2003  February 14, 2003   April 27, 2003      July 1, 2003        November 27, 2003
February 11, 2003  February 15, 2003   April 28, 2003      July 23, 2003
February 12, 2003  March 4, 2003       May 1, 2003         October 6, 2003

Hungry
January 1, 2003    May 1, 2003         October 24, 2003    December 26, 2003
March 15, 2003     June 9, 2003        October 26, 2003
March 30, 2003     August 20, 2003     December 24, 2003
April 21, 2003     October 23, 2003    December 25, 2003

India
January 26, 2003   April 11, 2003      May 16, 2003        October 4, 2003     December 25, 2003
February 12, 2003  April 15, 2003      August 15, 2003     October 25, 2003
March 14, 2003     April 18, 2003      August 20, 2003     November 8, 2003
March 18, 2003     May 14, 2003        October 2, 2003     November 26, 2003

Indonesia
January 1, 2003    April 2, 2003       May 29, 2003        December 25, 2003
February 1, 2003   April 18, 2003      August 17, 2003
February 12, 2003  May 14, 2003        September 24, 2003
March 4, 2003      May 16, 2003        November 25, 2003

Israel
January 28, 2003   April 22, 2003      June 5, 2003        September 27, 2003  October 10, 2003
March 18, 2003     April 23, 2003      June 6, 2003        September 28, 2003  October 11, 2003
April 16, 2003     May 6, 2003         August 7, 2003      October 5, 2003     October 18, 2003
April 17, 2003     May 7, 2003         September 26, 2003  October 6, 2003     December 19, 2003
                                                                               December 20, 2003

Jordan
January 1, 2003    February 14, 2003   May 14, 2003        September 24, 2003  November 28, 2003
January 30, 2003   February 15, 2003   May 25, 2003        November 14, 2003   December 25, 2003
February 12, 2003  March 4, 2003       June 10, 2003       November 26, 2003
February 13, 2003  May 1, 2003         August 11, 2003     November 27, 2003

Korea
January 1, 2003    April 5, 2003       June 6, 2003        September 11, 2003
January 31, 2003   May 1, 2003         July 17, 2003       September 12, 2003
February 1, 2003   May 5, 2003         August 15, 2003     October 3, 2003
March 1, 2003      May 8, 2003         September 10, 2003  December 25, 2003

Malaysia
January 1, 2003    March 5, 2003       June 7, 2003        November 27, 2003
February 1, 2003   May 1, 2003         August 31, 2003     December 25, 2003
February 2, 2003   May 14, 2003        October 23, 2003
February 12, 2003  May 25, 2003        November 26, 2003

Mexico
January 1, 2003    April 18, 2003      September 16, 2003  December 25, 2003
February 5, 2003   May 1, 2003         November 2, 2003
March 21, 2003     May 5, 2003         November 20, 2003
April 17, 2003     September 1, 2003   December 12, 2003

Morocco
January 1, 2003    March 5, 2003       August 14, 2003     November 18, 2003
January 11, 2003   May 1, 2003         August 20, 2003     November 26, 2003
February 12, 2003  May 14, 2003        August 21, 2003     November 27, 2003
February 13, 2003  July 30, 2003       November 6, 2003

Pakistan
February 5, 2003   March 13, 2003      May 14, 2003        November 27, 2003
February 12, 2003  March 14, 2003      August 14, 2003     November 28, 2003
February 13, 2003  March 23, 2003      November 9, 2003    December 25, 2003
February 14, 2003  May 1, 2003         November 26, 2003

Peru
January 1, 2003    June 29, 2003       October 8, 2003
April 17, 2003     July 28, 2003       November 1, 2003
April 18, 2003     July 29, 2003       December 8, 2003
May 1, 2003        August 30, 2003     December 25, 2003

Philippines
January 1, 2003    May 1, 2003         November 2, 2003    December 31, 2003
April 9, 2003      June 12, 2003       November 30, 2003
April 17, 2003     August 24, 2003     December 25, 2003
April 18, 2003     November 1, 2003    December 30, 2003

Poland
January 1, 2003    June 19, 2003       December 25, 2003
April 21, 2003     August 15, 2003     December 26, 2003
May 1, 2003        November 1, 2003
May 3, 2003        November 11, 2003


Russia
January 1, 2003    January 7, 2003     May 2, 2003         November 7, 2003
January 2, 2003    February 24, 2003   May 9, 2003         December 12, 2003
January 3, 2003    March 10, 2003      June 12, 2003
January 6, 2003    May 1, 2003         June 13, 2003

South Africa
January 1, 2003    May 1, 2003         December 25, 2003
March 21, 2003     June 16, 2003       December 26, 2003
April 18, 2003     September 24, 2003
April 21, 2003     December 16, 2003

Taiwan
January 1, 2003    February 3, 2003    April 5, 2003       October 10, 2003
January 31, 2003   February 4, 2003    May 1, 2003
February 1, 2003   February 5, 2003    June 4, 2003
February 2, 2003   February 28, 2003   September 11, 2003

Thailand
January 1, 2003    April 15, 2003      July 1, 2003        December 5, 2003
February 17, 2003  May 1, 2003         July 14, 2003       December 10, 2003
April 7, 2003      May 5, 2003         August 12, 2003     December 31, 2003
April 14, 2003     May 15, 2003        October 23, 2003

Turkey
January 1, 2003    February 14, 2003   October 29, 2003
February 11, 2003  April 23, 2003      November 25, 2003
February 12, 2003  May 19, 2003        November 26, 2003
February 13, 2003  August 30, 2003     November 27, 2003

Venezuela
January 1, 2003    April 17, 2003      June 24, 2003
March 3, 2003      April 18, 2003      July 5, 2003
March 4, 2003      April 19, 2003      July 24, 2003
March 19, 2003     May 1, 2003         December 25, 2003

Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2003). The longest redemption cycle for the iShares MSCI Emerging Markets Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the calendar year 2003, the dates of the regular holidays affecting the following securities markets present the worst-case redemption cycle for the iShares MSCI Emerging Makets Index Fund as follows:

     China

                                               Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
2/3/03-2/7/03           Lunar New Year         1/29/03             2/10/03               R +12
2/3/03-2/7/03           Lunar New Year         1/30/03             2/11/03               R +12
2/3/03-2/7/03           Lunar New Year         1/31/03             2/12/03               R +12
5/1/03-5/7/03            Labour Day            4/28/03              5/8/03               R +10
5/1/03-5/7/03            Labour Day            4/29/03              5/9/03               R +10
5/1/03-5/7/03            Labour Day            4/30/03             5/12/03               R +12
10/1/03-10/7/03         National Day           9/26/03             10/8/03               R +12
10/1/03-10/7/03         National Day           9/29/03             10/9/03               R +10
10/1/03-10/7/03         National Day           9/30/03            10/10/03               R +10

     Czech Republic

                                              Redemption           Redemption
  Date                    Holiday            Request Date (R)   Settlement Date     Settlement Period
  ----                    -------            ----------------   ---------------     -----------------
12/24/03                 Christmas Eve        12/19/03           12/29/03                R +10
12/25/03                 Christmas Day        12/22/03           12/30/03                R +8
12/26/03               Christmas Holiday      12/23/03           12/31/03                R +8

     Egypt

                                               Redemption           Redemption
  Date                    Holiday            Request Date (R)    Settlement Date     Settlement Period
  ----                   -------            ----------------    ---------------     -----------------
2/10/03-2/15/03         Eid Al-Adha             2/6/03            2/14/03                R +8
2/10/03-2/15/03         Eid Al-Adha             2/7/03            2/17/03                R +10

     Hungry

                                               Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
12/24/03                Bank Holiday          12/19/03            12/29/03               R +10
12/25/03               Christmas Day          12/22/03            12/30/03               R +8
12/26/03             Christmas Holiday        12/23/03            12/31/03               R +8

     Israel

                                               Redemption          Redemption
  Date                    Holiday           Request Date (R)     Settlement Date    Settlement Period
  ----                   -------            ----------------     ---------------    -----------------
4/22/03                 Hol Hamoed             4/15/03             4/24/03               R +9
                         Passover

     Indonesia

                                              Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
5/14/03                Muhammed Saw's          5/12/03             5/20/03               R +8
                        Birthday
5/16/03                 Waisak Day             5/13/03             5/21/03               R +8
11/25/03                Idul Fitri            11/21/03             12/1/03               R +10
11/26/03                Idul Fitri            11/24/03             12/2/03               R +8

     Jordan

                                              Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
2/12/03-2/14/03         Eid Al-Adha             2/7/03             2/17/03               R +10
2/12/03-2/14/03         Eid Al-Adha            2/10/03             2/18/03               R +10
2/12/03-2/14/03         Eid Al-Adha            2/11/03             2/19/03               R +10

     Pakistan

                                                Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
2/12/03-2/14/03         Eid Al-Adha             2/7/03             2/17/03               R +10
2/12/03-2/14/03         Eid Al-Adha            2/10/03             2/18/03               R +10
2/12/03-2/14/03         Eid Al-Adha            2/11/03             2/19/03               R +10
11/26/03-11/28/03       Eid Al-Fitr           11/21/03             12/1/03               R +10
11/26/03-11/28/03       Eid Al-Fitr           11/24/03             12/2/03               R +8
11/26/03-11/28/03       Eid Al-Fitr           11/25/03             12/3/03               R +8

     Turkey

                                              Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
2/11/03-2/14/03         Kurban Bayrami          2/7/03             2/17/03               R +10
2/11/03-2/14/03         Kurban Bayrami         2/10/03             2/18/03               R +8

     South Africa

                                              Redemption          Redemption
  Date                    Holiday           Request Date (R)    Settlement Date     Settlement Period
  ----                    -------           ----------------    ---------------     -----------------
4/18/03                   Good Friday          4/11/03             4/22/03               R +11
4/21/03                   Family Day           4/14/03             4/23/03               R +9
4/18/03                   Family Day           4/15/03             4/24/03               R +9
4/18/03                   Family Day           4/16/03             4/25/03               R +9
4/18/03                   Family Day           4/17/03             4/28/03               R +11
12/25/03                 Christmas Day        12/18/03            12/29/03               R +11
12/25/03                 Christmas Day        12/19/03            12/30/03               R +11
12/26/03                Day of Goodwill       12/22/03            12/31/03               R +9

In the calendar year 2003, R+12 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Emerging Markets Index Fund.

iSHARES MSCI EMU INDEX FUND

Regular Holidays. The dates in the calendar year 2003 on which the regular Austrian, Belgian, Finnish, French, German, Greek, Irish, Italian, Dutch, Portuguese and Spanish holidays affecting the relevant securities markets fall are as follows:

Austria
January 1, 2003    May 29, 2003        October 26, 2003    December 25, 2003
January 6, 2003    June 9, 2003        November 1, 2003    December 26, 2003
April 21, 2003     June 19, 2003       December 8, 2003
May 1, 2003        August 15, 2003     December 24, 2003

Belgium
January 1, 2003    June, 9 2003        November 11, 2003
April 21, 2003     July, 21 2003       December 25, 2003
May 1, 2003        August 15, 2003     December 26, 2003
May 29, 2003       November 1, 2003

Finland
January 1, 2003    May 1, 2003         December 6, 2003
January 6, 2003    May 29, 2003        December 24, 2003
April 18, 2003     June 20, 2003       December 25, 2003
April 21, 2003     June 21, 2003       December 26, 2003

France
January 1, 2003    May 29, 2003        November 1, 2003
April 21, 2003     June 29, 2003       November 11, 2003
May 1, 2003        July 14, 2003       December 25, 2003
May 8, 2003        August 15, 2003

Germany
January 1, 2003    May 29, 2003         November 1, 2003       December 31, 2003
April 18, 2003     June 9, 2003         December 24, 2003
April 21, 2003     June 19, 2003        December 25, 2003
May 1, 2003        October 3, 2003      December 26, 2003

Greece
January 1, 2003    April 25, 2003       August 15, 2003
January 6, 2003    April 28, 2003       October 28, 2003
March 10, 2003     May 1, 2003          December 25, 2003
March 25, 2003     June 16, 2003        December 26, 2003

Ireland
January 1, 2003    May 5, 2003          December 25, 2003
March 17, 2003     June 2, 2003         December 26, 2003
April 18, 2003     August 4, 2003
April 25, 2003     October 27, 2003

Italy
January 1, 2003    May 1, 2003          December 25, 2003
January 6, 2003    August 15, 2003      December 26, 2003
April 21, 2003     November 1, 2003
April 25, 2003     December 28, 2003

Netherlands
January 1, 2003    May 29, 2003
April 18, 2003     June 9, 2003
April 21, 2003     December 25, 2003
April 30, 2003     December 26, 2003

Portugal
January 1, 2003    April 25, 2003       August 15, 2003        December 8, 2003
March 4, 2003      May 1, 2003          October 5, 2003        December 25, 2003
April 18, 2003     June 10, 2003        November 1, 2003
April 21, 2003     June 19, 2003        December 1, 2003

Spain
January 1, 2003    May 1, 2003          December 8, 2003
January 6, 2003    October 12, 2003     December 25, 2003
April 18, 2003     November 1, 2003     December 26, 2003
April 21, 2003     December 6, 2003

Redemption. A redemption request over the following holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holidays fall during the calendar year 2003). The longest redemption cycle for the iShares MSCI EMU Index Fund is a function of the longest redemption cycles among the countries whose stocks comprise this Index Fund. In the calendar year 2003, the dates of the regular holidays affecting the German securities markets present the worst-case redemption cycle for the iShares MSCI EMU Index Fund as follows:

                                         Redemption          Redemption
   Date               Holiday         Request Date (R)     Settlement Date    Settlement Period
   ----               -------         ----------------     ---------------    -----------------
12/24/03        Christmas Eve           12/19/03            12/28/03              R +10
12/25/03        Christmas Day           12/22/03            12/30/03              R +8
12/26/03      St. Stephen's Day         12/23/03            12/31/03              R +8

In the calendar year 2003, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI EMU Index Fund.



iSHARES MSCI FRANCE INDEX FUND

Regular Holidays. The regular French holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Easter Monday                    April 21, 2003
                Labor Day                           May 1, 2003
                Victory Day                         May 8, 2003
                Ascension Day                      May 29, 2003
                Whit Monday                        June 9, 2003
                Bastille Day                     July 14,  2003
                Assumption Day                  August 15, 2003
                All Saints Day                 November 1, 2003
                Armistice Day                 November 11, 2003
                Christmas Day                 December 25, 2003

Redemption. The Company is not aware of a redemption request over any French holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI GERMANY INDEX FUND

Regular Holidays. The regular German holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                Labor Day                           May 1, 2003
                Ascension Day                      May 29, 2003
                Pentecost Monday                   June 9, 2003
                Corpus Christi Day                June 19, 2003
                Day of German Unity             October 3, 2003
                All Saint's Day                November 1, 2003
                Exchange Holiday              December 24, 2003
                Christmas Day                 December 25, 2003
                Christmas Holiday             December 26, 2003
                Exchange Holiday              December 31, 2003

Redemption. A redemption request over the following German holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the days particular holiday fall in the calendar year 2003):

                                         Redemption          Redemption
   Date               Holiday         Request Date (R)     Settlement Date    Settlement Period
   ----               -------         ----------------     ---------------    -----------------
12/24/03       Exchange Holiday         12/19/03            12/28/03              R +10
12/25/03        Christmas Day           12/22/03            12/30/03              R +8
12/26/03      Christmas Holiday         12/23/03            12/31/03              R +8

In the calendar year 2003, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Germany Index Fund.

iSHARES MSCI HONG KONG INDEX FUND

Regular Holidays. The regular Hong Kong holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

            New Year's Day                         January 1, 2003
            Lunar New Year                        January 31, 2003
            Lunar New Year                        February 1, 2003

            Lunar New Year                        February 2, 2003
            Lunar New Year                        February 3, 2003
            Ching Ming Festival                      April 5, 2003
            Good Friday                             April 18, 2003
            Day After Good Friday                   April 19, 2003
            Easter Monday                           April 21, 2003
            Labor Day                                  May 1, 2003
            Buddha's Birthday                          May 8, 2003
            Tuen Ng Festival                          June 4, 2003
            SAR Establishment Day Observed            July 1, 2003
            Day following Mid-Autumn Festival   September 21, 2003
            Chinese National Day                   October 1, 2003
            Chung Yeung Festival                   October 4, 2003
            Christmas Day                        December 25, 2003
            Christmas Holiday                    December 26, 2003

Redemption. The Company is not aware of a redemption request over any Hong Kong holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.



iSHARES MSCI ITALY INDEX FUND

Regular Holidays. The regular Italian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Epiphany                        January 6, 2003
                Easter Monday                    April 21, 2003
                Liberation Day                   April 25, 2003
                Labor Day                           May 1, 2003
                All Saints Day                 November 1, 2003
                Christmas Day                 December 25, 2003
                St. Stephen's Day             December 26, 2003

Redemption. The Company is not aware of a redemption request over any Italian holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI JAPAN INDEX FUND

Regular Holidays. The regular Japanese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

            New Year's Day                         January 1, 2003
            New Year's Holiday                     January 2, 2003
            Bank Holiday                           January 3, 2003
            Coming of Age Day                     January 13, 2003
            National Foundation Day Observed     February 11, 2003
            Vernal Equinox Day                     March 21,  2003
            Greenery Day Observed                   April 29, 2003
            Constitution Memorial Day                  May 3, 2003
            National Holiday                           May 4, 2003
            Children's Day                             May 5, 2003
            Marine Day                               July 21, 2003
            Respect for the Aged Day            September 15, 2003
            Autumnal Equinox Day Observed       September 23, 2003
            Health-Sports Day                     October 13, 2003

            National Culture Day                  November 3, 2003
            Labor Thanksgiving Day               November 24, 2003
            Emperor's Birthday Observed          December 23, 2003
            Exchange Holiday                     December 31, 2003

Redemption. The Company is not aware of a redemption request over any Japanese holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI MALAYSIA INDEX FUND

Regular Holidays. The regular Malaysian holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

            New Year's Day                         January 1, 2003
            Federal Territory Day                 February 1, 2003
            Chinese New Year                      February 1, 2003
            Chinese New Year                      February 2, 2003
            Hari Raya Haji                       February 12, 2003
            Awal Muharram                            March 5, 2003
            Labor Day                                  May 1, 2003
            Nabi Muhammad                             May 14, 2003
            Wesak Day                                 May 25, 2003
            King's Holiday                            June 7, 2003
            National Day                           August 31, 2003
            Deepavali                             October 23, 2003
            Hari Raya Puasa                      November 26, 2003
            Hari Raya Puasa                      November 27, 2003
            Christmas Day                        December 25, 2003

Redemptions. The Company is not aware of a redemption request over any Malaysian holidays that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI MEXICO INDEX FUND

Regular Holidays. The regular Mexican holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

            New Year's Day                         January 1, 2003
            Constitution Day                      February 5, 2003
            Juarez's Birthday                       March 21, 2003
            Holy Thursday                           April 17, 2003
            Good Friday                             April 18, 2003
            Labor Day                                  May 1, 2003
            Puebla Battle                              May 5, 2003
            Presidential Report                  September 1, 2003
            Independence Day                    September 16, 2003
            All Souls Day                         November 2, 2003
            Revolution Day                       November 20, 2003
            Our Lady of Guadalupe Day            December 12, 2003
            Christmas Day                        December 25, 2003

Redemption. The Company is not aware of a redemption request over any Mexican holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI NETHERLANDS INDEX FUND

Regular Holidays. The regular Netherlands holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                Queen's Day                      April 30, 2003
                Ascension Day                      May 29, 2003
                Whit Monday                        June 9, 2003
                Christmas Day                 December 25, 2003
                Boxing Day                    December 26, 2003

Redemption. The Company is not aware of a redemption request over any Dutch holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI PACIFIC EX JAPAN INDEX FUND

Regular Holidays. The dates in the calendar year 2003 on which the regular Australian, Hong Kong, New Zealand and Singaporean holidays affecting the relevant securities markets fall are as follows:

Australia
January 1, 2003    April 25, 2003       December 25, 2003
January 27, 2003   June 9, 2003         December 26, 2003
April 18, 2003     August 4, 2003
April 21, 2003     October 6, 2003

Hong Kong
January 1, 2003    February 3, 2003     April 21, 2003         July 1, 2003              December 25, 2003
January 31, 2003   April 15, 2003       May 1, 2003            September 12, 2003        December 26, 2003
February 1, 2003   April 18, 2003       May 8, 2003            October 1, 2003
February 2, 2003   April 19, 2003       June 4, 2003           October 1, 2003

New Zealand
January 1, 2003    April 18, 2003       October 27, 2003
January 2, 2003    April 21, 2003       December 25, 2003
January 27, 2003   April 25, 2003       December 26, 2003
February 6, 2003   June 2, 2003

Singapore
January 1, 2003    April 18, 2003       October 23, 2003
February 1, 2003   May 1, 2003          November 25, 2003
February 3, 2003   May 15, 2003         December 25, 2003
February 12, 2003  August 9, 2003

Redemption. The Company is not aware of a redemption request over any Australian, Hong Kong, New Zealand or Singaporean holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI SINGAPORE INDEX FUND

Regular Holidays. The regular Singaporean holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Chinese New Year               February 1, 2003
                Chinese New Year               February 3, 2003
                Hari Raya Haji                February 12, 2003

                Good Friday                      April 18, 2003
                Labor Day                           May 1, 2003
                Vesak Day                          May 15, 2003
                National Day                     August 9, 2003
                Deepavali                      October 23, 2002
                Hari Raya Puasa               November 25, 2003
                Christmas Day                 December 25, 2003

Redemption. The Company is not aware of a redemption request over any Singaporean holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI SOUTH AFRICA INDEX FUND

Regular Holidays. The regular South African holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Human Rights Day                 March 21, 2003
                Good Friday                      April 18, 2003
                Family Day                       April 21, 2003
                Worker's Day                        May 1, 2003
                Worker's Day                      June 16, 2003
                Heritage Day                 September 24, 2003
                Day of Reconciliation         December 16, 2003
                Christmas Day                 December 25, 2003
                Day of Goodwill               December 26, 2003

Redemption. A redemption request over the following South African holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003):


                                     Redemption           Redemption
Date              Holiday         Request Date (R)      Settlement Date     Settlement Period
----              -------         ----------------      ---------------     -----------------
4/18/03           Good Friday           4/11/03             4/22/03               R +11
4/21/03           Family Day            4/14/03             4/23/03               R +9
4/18/03           Family Day            4/15/03             4/24/03               R +9
4/18/03           Family Day            4/16/03             4/25/03               R +9
4/18/03           Family Day            4/17/03             4/28/03               R +11
12/25/03          Christmas Day        12/18/03            12/29/03               R +11
12/25/03          Christmas Day        12/19/03            12/30/03               R +11
12/26/03          Day of Goodwill      12/22/03            12/31/03               R +9

In the calendar year 2003, R+11 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI South Africa Index Fund.

iSHARES MSCI SOUTH KOREA INDEX FUND

Regular Holidays. The regular South Korean holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Lunar New Year                 January 31, 2003
                Lunar New Year                 February 1, 2003
                Independence Day                  March 1, 2003
                Arbor Day                         April 5, 2003
                Labor Day                           May 1, 2003
                Children's Day                      May 5, 2003
                Buddha's Birthday                   May 8, 2003
                Memorial Day                       June 6, 2003
                Constitution Day                  July 17, 2003
                Liberation Day                  August 15, 2003
                Harvest Moon Day (Chusok)    September 10, 2003
                Harvest Moon Day (Chusok)    September 11, 2003
                Harvest Moon Day (Chusok)    September 12, 2003
                National Foundation Day         October 3, 2003
                Christmas Day                 December 25, 2003

Redemption. The Company is not aware of a redemption request over any South Korean holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI SPAIN INDEX FUND

Regular Holidays. The regular Spanish holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Epiphany                        January 6, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                Labour Day                          May 1, 2003
                National Day                   October 12, 2003
                All Saints Day                 November 1, 2003
                Constitution Day               December 6, 2003
                Immaculate Conception          December 8, 2003
                Christmas Day                 December 25, 2003
                St. Stephen Day               December 26, 2003

Redemption. The Company is not aware of a redemption request over any Spanish holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI SWEDEN INDEX FUND

Regular Holidays. The regular Swedish holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Epiphany                        January 6, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                Labour Day                          May 1, 2003
                Ascension Day                      May 29, 2003
                Whit Monday                        June 9, 2003
                Midsummer's Eve                   June 20, 2003
                Christmas Day                 December 25, 2003
                Boxing Day                    December 26, 2003

Redemption. The Company is not aware of a redemption request over any Swedish holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.

iSHARES MSCI SWITZERLAND INDEX FUND

Regular Holidays. The regular Swiss holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003 are as follows:

                New Year's Day                  January 1, 2003
                Berchtoldstag                   January 2, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                Labour Day                          May 1, 2003
                Ascension Day                       May 29 2003
                Whit Monday                        June 9, 2003
                National Holiday                 August 1, 2003
                Christmas Eve                 December 24, 2003
                Christmas Day                 December 25, 2003
                St. Stephen's Day             December 26, 2006

Redemption. A redemption request over the following Swiss holidays would result in a settlement period that will exceed 7 calendar days (examples are based on the day particular holidays fall in the calendar year 2003:

                                         Redemption          Redemption
   Date               Holiday         Request Date (R)     Settlement Date    Settlement Period
   ----               -------         ----------------     ---------------    -----------------
12/24/03        Christmas Eve           12/19/03            12/28/03              R +10
12/25/03        Christmas Day           12/22/03            12/30/03              R +8
12/26/03      St. Stephen's Day         12/23/03            12/31/03              R +8

In the calendar year 2003, R+10 calendar days would be the maximum number of calendar days necessary to satisfy a redemption request made on the iShares MSCI Switzerland Fund.

iSHARES MSCI TAIWAN INDEX FUND

Regular Holidays. The regular Taiwanese holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003 are as follows:

                New Year's Day                  January 1, 2003
                Lunar New Year's Eve           January 31, 2003
                Lunar New Year                 February 1, 2003
                Lunar New Year                 February 2, 2003
                Lunar New Year                 February 3, 2003
                Lunar New Year                 February 4, 2003
                Lunar New Year                 February 5, 2003
                Peace Day                     February 28, 2003
                Tomb Sweeping Day                 April 5, 2003
                Labor Day                           May 1, 2003
                Dragon Boat Day                    June 4, 2003
                Mid-Autumn Festival Day      September 11, 2003
                National Day                   October 10, 2003

Redemption. The Company is not aware of a redemption request over any Taiwanese holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003.


iSHARES MSCI UNITED KINGDOM INDEX FUND

Regular Holidays. The regular United Kingdom holidays affecting the relevant securities markets (and their respective dates in the calendar year 2003) are as follows:

                New Year's Day                  January 1, 2003
                Good Friday                      April 18, 2003
                Easter Monday                    April 21, 2003
                May Day                             May 5, 2003
                Spring Bank Holiday                May 26, 2003
                Summer Bank Holiday             August 25, 2003
                Christmas Day                 December 25, 2003
                Boxing Day                    December 26, 2003

Redemption. The Company is not aware of a redemption request over any United Kingdom holiday that would result in a settlement period that will exceed 7 calendar days during the calendar year 2003).